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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2011 through September 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                     Pioneer Absolute
                     Return Credit Fund
--------------------------------------------------------------------------------
                     Semiannual Report | September 30, 2011
--------------------------------------------------------------------------------

                     Ticker Symbols:
                     Class A RCRAX
                     Class C RCRCX
                     Class Y RCRYX

                     [LOGO]PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                             10
Prices and Distributions                                                      11
Performance Update                                                            12
Comparing Ongoing Fund Expenses                                               15
Schedule of Investments                                                       17
Financial Statements                                                          40
Notes to Financial Statements                                                 47
Approval of Investment Advisory Agreement                                     58
Trustees, Officers and Service Providers                                      60

          Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit low to flat growth and not head into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained strong despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital market volatility. But broadly speaking, we think this subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

2    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    3

Portfolio Management Discussion | 9/30/11

Fixed-income securities, especially those carrying credit risks, were buffeted by increasingly volatile market trends as investors grew apprehensive about the health of the economy during the Fund's initial semiannual period (from May 2, 2011, the Fund's launch date, through September 30, 2011). In the following interview, Michael Temple and Andrew Feltus discuss the factors that influenced the performance of Pioneer Absolute Return Credit Fund from the Fund's inception on May 2, 2011, through September 30. Mr. Temple, senior vice president, Director of Fixed Income Credit Research and portfolio manager, and Mr. Feltus, senior vice president and portfolio manager, each a member of Pioneer's fixed-income team, are responsible for the daily management of the Fund.

Q How did Pioneer Absolute Return Credit Fund perform from its inception through September 30, 2011?

A Pioneer Absolute Return Credit Fund Class A shares returned -4.49% at net asset value from its inception through September 30, 2011. Over the same period, the Fund's benchmark, the Bank of America (BofA) Merrill Lynch
      (ML) U.S. Dollar 3-Month LIBOR Index returned 0.10%. On September 30, 2011, the 30-day SEC yield of the Fund's Class A shares was 6.40%.

Q What factors influenced the performance of the Fund from its inception date through September 30, 2011?

A The capital markets, including the corporate debt market as well as the stock market, experienced a significant amount of turmoil during the first five months the Fund was in operation. Corporate bonds had performed positively early in 2011; however, their performance fell off during the period as fears started rising in the late spring and summer about the health of the economy. As the spring progressed, sovereign-debt problems in Greece and other European countries began once again to capture the attention of investors, raising new concerns about the potential negative effect that European debt problems might have on the global economy. In particular, investors worried that the sovereign-debt problems could hurt the financial health of major European banks, many of which appeared to be under-capitalized. As the Fund's reporting period ended, a resolution of the debt problems in Europe seemed far from settled.

      Investor confidence was shaken further during the summer months by a series of new economic reports that indicated a deceleration of economic growth trends in the United States. While retail sales appeared to hold up, industrial production slowed -- at least partly due to the effects of the March earthquake and tsunami in Japan. Unemployment remained high

4    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11
      and the growth of the economy, as measured by gross national product, slowed to a 1.3% annual pace for the second quarter of 2011. At the same time, political stalemate in Washington, D.C., highlighted by the debate over the national debt ceiling, further undermined confidence that U.S. policy makers could reach consensus. In response to the wave of unsettling news, demand for high-yield bonds and for other credit-sensitive investments shrank. For example, the BofA ML High Yield Master II Index, a measure of the high-yield bond market, returned -6.31% in the third quarter of 2011 (the three months ended September 30, 2011). As corporate bond prices fell, credit spreads (the average spread between high-yield bonds and Treasuries) widened substantially as investors sold out of credit risk.


Q How would you describe the Pioneer Absolute Return Credit Fund and its investment strategy?

A Pioneer Absolute Return Credit Fund is designed to seek positive performance over an entire market cycle through investments in a broad range of fixed-income securities, including high-yield corporate bonds. At the same time, the portfolio is designed to deliver less volatility than the typical high-yield bond fund over a market cycle. In the early weeks after the Fund's inception, we assembled a portfolio that was consistent with the Fund's objective and strategy. Most of the Fund's assets were invested in fixed-income securities. After that, we stabilized the underlying portfolio of Fund investments by investing approximately 50% of net assets in high- yielding corporate bonds. Other Fund allocations (by sector) included: 10% in bank loans; 5% in investment-grade bonds; 5% in non-government agency mortgage- and asset-backed securities; 5% in convertible bonds; and 5% in municipal bonds. The remainder (approximately 20%) of the Fund's assets was allocated to cash and cash-equivalents. The Fund's relatively large cash position was established both to act as a cushion against market volatility and as collateral for investments in derivatives, which we use in a series of portfolio hedging strategies.

      To help manage risk in the Fund, we use three layers of hedges. Two of the three layers are used to some extent all the time. The first layer consists of a futures contract that "shorts" the Standard & Poor's 500 Index (the S&P 500). The derivative is designed to profit when the S&P 500, a common benchmark for the large-cap stock market, declines. The second layer consists of volatility contracts derived from investors' sentiments about the direction and intensity of stock market moves -- or volatility. We can choose to invest the Fund in different volatility contracts, depending on whether we want to position the portfolio to benefit from market gains or hedge it against market losses. Both the S&P 500 futures and the long volatility contracts are used as credit spreads widen. Typically, we reduce the

          Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    5
      hedges and even invest the Fund in short-volatility contracts as credit spreads tighten.

      The third type of derivative we use is an emergency hedge, which is an investment in U.S. Treasury futures. We do not invest the Fund in the Treasury futures all the time. Rather, we employ emergency hedges during periods of extreme market stress. They are a means to gain additional income and add liquidity to the portfolio.

      During the reporting period ended September 30, 2011, we used S&P 500 contracts and long-volatility contracts to reduce the effects of market losses on the Fund. As market volatility heated up, we used the emergency hedge several times and kept it going from the end of the July through the period's end on September 30, 2011.

Q How did the Fund's positioning affect its performance during the reporting period ended September 30, 2011?

A The period from May 2, 2011, through September 30, 2011, saw the high-yield market, as reflected by the BofA ML High Yield Master II Index, fall by more than 7%. High-yield convertible securities fell by even more. As a consequence, the Fund's investments in high-yield securities tended to produce negative results, although the high-yield investments in the portfolio held up better than the overall market. We maintained a somewhat higher-quality portfolio of high-yield investments, and that helped performance during the market sell-off, in which lower-rated securities tended to underperform. The Fund's investments in bank loans and mortgages also tended to detract from performance during the period.

      On the positive side, the Fund's investments in municipal bonds and in investment-grade bonds produced positive results; and our use of hedging techniques also helped performance, producing positive results for the Fund and helping offset some of the effects of negative performance by high- yielding corporate securities.

Q Did any individual investments have notable effects on the Fund's performance from its inception date through September 30, 2011?

A While the Fund's overall high-yield allocation produced negative results during the period, some high-yield investments performed relatively well. They included securities that were retired upon the takeovers of their issuing corporations: PAETEC, a broadband services provider; Aker Drilling, an offshore oil drilling firm; and Petrohawk Energy, an independent oil and natural gas company. Also helping performance were the investments in catastrophe-linked bonds of Lodestone and Successor. (Catastrophe-linked bonds are securities issued by insurance companies to guard against large property-and-casualty claims resulting from natural disasters, such as hurricanes.)

6    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

      There were some disappointments in the Fund's high-yield portfolio over the period. They included convertible securities issued by James River, a coal company that produced disappointing earnings results amid fears that the price of coal could drop if growth in China were to slacken, and Sino-Forest, a forestry products company. In addition, the bonds of three European-based companies held in the Fund's portfolio declined in value:
      Nara Cable, Lottomatica and Heckler & Koch.

Q     What is your investment outlook?

A We expect the economy to maintain its growth trajectory, albeit at a slow pace. The risks of a "double-dip" recession are, in our opinion, overblown. Corporate profits should continue to be healthy, especially in the industrials sector that we tend to emphasize in the Fund's portfolio. While we think it is possible that the default rate for high-yield bonds may rise, we don't expect that the rate will approach the levels consistent with the price of high-yield bonds in the current market. As a result, we believe the securities are undervalued and represent good value.

      We think the main threats to the market stem from lack of investor confidence in the ability of governments to deal with their financial problems, rather than any fundamental weakness in the economy. We also think that market volatility may continue until the European sovereign-debt crisis is addressed, but that the volatility may lead to attractive investment opportunities for the Pioneer Absolute Return Credit Fund.

      At the close of the period on September 30, 2011, the Fund had no investments in European bank securities or European sovereign debt, and had only modest exposure to European corporates. We continue to favor the bonds of corporations over those of developed sovereign nations. We have emphasized floating-rate securities in the Fund's investments in bank loans and non-agency mortgage- and asset-backed securities, and we think such securities could help protect the Fund against the risk of rising interest rates.

Please refer to the Schedule of Investments on pages 17-39 for a full listing of Fund securities.

          Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    7

All investments are subject to risk, including the possible loss of principal. Pioneer Absolute Return Credit ("ARC") Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

The Fund may invest in zero coupon bonds and payment in kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

8    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

          Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    9

Portfolio Summary | 9/30/11

Portfolio Quality

--------------------------------------------------------------------------------
(As a percentage of long-term securities, based on S&P ratings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

A & Higher                                                                  8.4%
BBB                                                                         7.5%
BB                                                                         16.0%
B                                                                          32.4%
CCC & Lower                                                                 4.7%
Not Rated                                                                   3.7%
Cash Equivalents                                                           27.3%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Canadian Government Bond, 4.0%, 6/1/41                                 2.12%
 2. State Street Capital, 8.25%, 1/29/49                                   1.42
 3. Nara Cable Funding, Ltd., 8.875%, 12/1/18                              1.16
 4. Successor X, Ltd., Floating Rate Note, 2/25/14                         0.91
 5. Successor X, Ltd., 0.0%, 1/7/14                                        0.90
 6. Lodestone Re, Ltd., 0.0%, 1/8/14                                       0.89
 7. Allen Systems Group, Inc., Term B Loan, 11/22/15                       0.85
 8. Xinergy Corp., 9.25%, 5/15/19                                          0.80
 9. James River Escrow, Inc., 7.875%, 4/1/19                               0.75
10. PAETEC Holding Corp., 9.5%, 7/15/15                                    0.74

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

Prices and Distributions | 9/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                9/30/11                              5/2/11
--------------------------------------------------------------------------------
  A                                   $9.43                               $10.00
--------------------------------------------------------------------------------
  C                                   $9.42                               $10.00
--------------------------------------------------------------------------------
  Y                                   $9.47                               $10.00
--------------------------------------------------------------------------------

Distributions per Share: 5/2/11-9/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment             Short-Term             Long-Term
Class                  Income                Capital Gains         Capital Gains
--------------------------------------------------------------------------------
  A                    $0.1230                   $--                   $--
--------------------------------------------------------------------------------
  C                    $0.0988                   $--                   $--
--------------------------------------------------------------------------------
  Y                    $0.1318                   $--                   $--
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    11

Performance Update | 9/30/11                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Absolute Return Credit Fund at public offering price, compared to that of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                                 Net Asset       Public Offering
Period                                           Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                                         -4.49%          -8.78%
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 26, 2011)
--------------------------------------------------------------------------------
                                                 Gross           Net
--------------------------------------------------------------------------------
                                                  1.38%           1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Absolute            BofA Merrill Lynch U.S. Dollar
                     Return Credit Fund                 3-Month LIBOR Index
4/11                       $9,550                             $10,000
9/11                       $9,122                             $10,009

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

Performance Update | 9/30/11                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Absolute Return Credit Fund, compared to that of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                                              If        If
Period                                                        Held      Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                                                      -4.83%    -5.77%
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 26, 2011)
--------------------------------------------------------------------------------
                                                              Gross     Net
--------------------------------------------------------------------------------
                                                              2.13%     2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Absolute            BofA Merrill Lynch U.S. Dollar
                     Return Credit Fund                 3-Month LIBOR Index
4/11                       $10,000                            $10,000
9/11                       $9,423                             $10,009

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/13 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    13

Performance Update | 9/30/11                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 Million investment made in Pioneer Absolute Return Credit Fund, compared to that of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                                              If        If
Period                                                        Held      Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                                                      -4.00%    -4.00%
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 26, 2011)
--------------------------------------------------------------------------------
                                                              Gross     Net
--------------------------------------------------------------------------------
                                                              1.08%     0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Absolute            BofA Merrill Lynch U.S. Dollar
                     Return Credit Fund                 3-Month LIBOR Index
4/11                     $5,000,000                         $5,000,000
9/11                     $4,800,067                         $5,004,742

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/13 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Credit Fund

Based on actual returns from May 2, 2011, through September 30, 2011.

--------------------------------------------------------------------------------
Share Class                                    A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/2/11**       $ 1,000.00    $ 1,000.00    $ 1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 9/30/11                                $   955.10    $   951.70    $   960.00
--------------------------------------------------------------------------------
Expenses Paid During Period*              $     4.89    $     8.05    $     3.47
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.98%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the partial year period).

**    The Fund commenced operations on May 2, 2011.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 2, 2011, through September 30, 2011.

--------------------------------------------------------------------------------
Share Class                                    A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/2/11**       $ 1,000.00    $ 1,000.00    $ 1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 9/30/11                                $ 1,015.82    $ 1,012.58    $ 1,017.28
--------------------------------------------------------------------------------
Expenses Paid During Period*              $     5.04    $     8.30    $     3.57
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.98%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the partial year period).

**    The Fund commenced operations on May 2, 2011.

16    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

Schedule of Investments | 9/30/11 (unaudited)

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 3.6%
                                           ENERGY -- 1.1%
                                           Coal & Consumable Fuels -- 0.4%
     223,000                    CCC+/B2    James River Coal Co., 3.125%,
                                           3/15/18                                              $   143,556
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.2%
       100,000                    BB/NR    Exterran Holdings, Inc., 4.25%,
                                           6/15/14                                              $    90,750
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.5%
       100,000                  BB+/Ba3    Chesapeake Energy Corp., 2.5%,
                                           5/15/37                                              $    95,250
       100,000                  BB+/Ba3    Chesapeake Energy Corp., 2.25%,
                                           12/15/38                                                  84,875
                                                                                                -----------
                                                                                                $   180,125
                                                                                                -----------
                                           Total Energy                                         $   414,431
-----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.1%
                                           Forest Products -- 0.1%
       100,000                    NR/NR    Sino-Forest Corp., 4.25%,
                                           12/15/16 (e)                                         $    24,250
                                                                                                -----------
                                           Total Materials                                      $    24,250
-----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.4%
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.4%
       100,000                    NR/NR    Greenbrier Companies, Inc., 3.5%,
                                           4/1/18                                               $    71,375
       100,000                     B/B1    Navistar International Corp., 3.0%,
                                           10/15/14                                                  99,250
                                                                                                -----------
                                                                                                $   170,625
                                                                                                -----------
                                           Total Capital Goods                                  $   170,625
-----------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                           Health Care Equipment -- 0.2%
       100,000                    NR/NR    NuVasive, Inc., 2.75%, 7/1/17                        $    83,500
-----------------------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.2%
       100,000                    NR/NR    WebMD Health Corp., 2.25%,
                                           3/31/16                                              $    89,125
                                                                                                -----------
                                           Total Health Care Equipment &
                                           Services                                             $   172,625
-----------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.4%
                                           Application Software -- 0.4%
       175,000                    NR/NR    Mentor Graphics Corp., 4.0%, 4/1/31                  $   159,031
                                                                                                -----------
                                           Total Software & Services                            $   159,031
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    17

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS -- 1.0%
                                           Semiconductor Equipment -- 0.5%
     125,000                   BB+/Baa1    Lam Research Corp., 1.25%, 5/15/18                   $   116,406
     100,000                      NR/NR    Novellus Systems, Inc., 2.625%,
                                           5/15/41                                                   86,375
                                                                                                -----------
                                                                                                $   202,781
-----------------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.5%
      50,000                      A-/NR    Intel Corp., 2.95%, 12/15/35                         $    50,688
      30,000                      A-/A2    Intel Corp., 3.25%, 8/1/39                                35,288
     150,000                      NR/NR    Renesola, Ltd., 4.125%, 3/15/18                           66,938
      75,000                      NR/NR    SunPower Corp., 4.75%, 4/15/14                            65,250
                                                                                                -----------
                                                                                                $   218,164
                                                                                                -----------
                                           Total Semiconductors                                 $   420,945
-----------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.2%
                                           Integrated Telecommunication Services -- 0.2%
     100,000                       B/NR    Ciena Corp., 0.875%, 7/15/17                         $    73,000
                                                                                                -----------
                                           Total Telecommunication Services                     $    73,000
-----------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE CORPORATE
                                           BONDS
                                           (Cost $1,833,859)                                    $ 1,434,907
-----------------------------------------------------------------------------------------------------------
      Shares
-----------------------------------------------------------------------------------------------------------
                                           PREFERRED STOCKS -- 1.2%
                                           BANKS -- 0.2%
                                           Diversified Banks -- 0.2%
         100                               Wells Fargo & Co., 7.5%, 12/31/49                    $   103,200
                                                                                                -----------
                                           Total Banks                                          $   103,200
-----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.7%
                                           Consumer Finance -- 0.2%
         100                               Ally Financial, Inc., 7.0%, 12/31/49                 $    66,966
-----------------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- 0.5%
       5,125                               Citigroup Capital XIII, 7.875%,
                                           10/30/40                                             $   135,351
       4,000                               GMAC Capital Trust I, 8.125%,
                                           2/15/40                                                   73,000
                                                                                                -----------
                                                                                                $   208,351
                                                                                                -----------
                                           Total Diversified Financials                         $   275,317
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------------------------
                Floating    S&P/Moody's
Shares          Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.3%
                                           Integrated Telecommunication Services -- 0.3%
       4,400                               Qwest Corp., 7.375%, 6/1/51 (b)                      $   110,396
                                                                                                -----------
                                           Total Telecommunication Services                     $   110,396
-----------------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $536,464)                                      $   488,913
-----------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 0.6%
                                           MATERIALS -- 0.1%
                                           Precious Metals & Minerals -- 0.1%
      23,883                     BBB/NR    Mid-State Trust, 7.0%, 12/15/45                      $    24,892
                                                                                                -----------
                                           Total Materials                                      $    24,892
-----------------------------------------------------------------------------------------------------------
                                           BANKS -- 0.3%
                                           Diversified Banks -- 0.1%
      31,048                   CCC/Caa1    WAMU Asset-Backed Certificates,
                                           0.2358%, 1/25/37                                     $    30,443
-----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.2%
      85,000                     BB-/A2    Bear Stearns Asset Backed Securities
                                           Trust, 1.244%, 10/25/34                              $    56,746
      54,899    0.35           CCC/Caa3    Lehman XS Trust, Floating Rate Note,
                                           8/25/36                                                   24,251
                                                                                                -----------
                                                                                                $    80,997
                                                                                                -----------
                                           Total Banks                                          $   111,440
-----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.2%
                                           Mortgage Real Estate Investment Trusts -- 0.2%
     100,000                      NR/NR    FREMF Mortgage Trust, 5.163344%,
                                           9/25/45                                              $    94,143
                                                                                                -----------
                                           Total Real Estate                                    $    94,143
-----------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $229,095)                                      $   230,475
-----------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 3.2%
                                           BANKS -- 1.9%
                                           Thrifts & Mortgage Finance -- 1.9%
     135,842                     CCC/B2    Banc of America Fund, 0.2658%,
                                           5/20/47                                              $   129,231
      87,493                    NR/Baa1    Citigroup Mortgage Loan, 6.75%,
                                           8/25/34                                                   92,969
     114,223                    AAA/Ba1    Countrywide Alternative Loan Trust,
                                           5.75%, 3/25/34                                           108,444
      53,798    2.58             CCC/B1    JPMorgan Mortgage Trust, Floating Rate
                                           Note, 11/25/35                                            51,011

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    19

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
      22,165                   CCC/Caa2    Structured Asset Securities Corp.,
                                           6.0%, 8/25/35                                        $    19,468
     100,000                   BB+/Baa3    Wachovia Bank Commercial Mortgage
                                           Trust, 5.368%, 11/15/48                                   61,593
     100,000                     NR/Ba2    Wells Fargo Commercial Mortgage
                                           Trust, 4.0%, 11/15/43                                     61,552
      50,000                     BBB/NR    Wells Fargo Commercial Mortgage
                                           Trust, 5.914%, 7/5/16                                     47,595
      31,951                      NR/B3    Wells Fargo Mortgage Backed
                                           Securities Trust, 5.75%, 5/25/36                          30,130
      79,937                     CCC/B1    Wells Fargo Mortgage Backed
                                           Securities Trust, 6.0%, 8/25/36                           79,640
      53,540    2.69            BBB-/B1    Wells Fargo Mortgage Backed
                                           Securities Trust, Floating Rate Note,
                                           10/25/35                                                  49,041
      50,000                    NR/Baa1    WF-RBS Commercial Mortgage Trust,
                                           5.4179%, 6/15/44                                          40,361
                                                                                                -----------
                                                                                                $   771,035
                                                                                                -----------
                                           Total Banks                                          $   771,035
-----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.2%
                                           Consumer Finance -- 0.2%
      78,955                     CCC/NR    GMAC Mortgage Corp. Loan Trust,
                                           4.9884%, 5/25/35                                     $    70,021
-----------------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- 0.7%
     100,000    5.41             NR/Aa2    DBUBS Mortgage Trust, Floating Rate
                                           Note, 7/10/21                                        $    90,634
     100,000                    BBB-/A3    Morgan Stanley Capital, Inc., 0.919%,
                                           12/15/20                                                  91,743
     105,000                    CCC+/B2    Morgan Stanley Capital, Inc., 7.35%,
                                           7/15/32                                                  107,055
                                                                                                -----------
                                                                                                $   289,432
-----------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.3%
     125,000                    BBB+/A3    Bear Stearns Commercial Mortgage
                                           Securities, 5.76%, 9/11/38                           $    98,742
                                                                                                -----------
                                           Total Diversified Financials                         $   458,195
-----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.1%
                                           Mortgage Real Estate Investment Trusts -- 0.1%
      68,993                   AAA/Caa1    American Home Mortgage Investment,
                                           2.45469%, 6/25/45                                    $    51,560
                                                                                                -----------
                                           Total Real Estate                                    $    51,560
-----------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED MORTGAGE
                                           OBLIGATIONS
                                           (Cost $1,349,021)                                    $ 1,280,790
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 48.4%
                                           ENERGY -- 8.1%
                                           Coal & Consumable Fuels -- 1.6%
      50,000                      B+/B1    Arch Coal, Inc., 7.0%, 6/15/19                       $    47,500
     100,000                      B+/B1    Arch Coal, Inc., 7.25%, 6/15/21                           96,250
     250,000                      B+/B2    James River Escrow, Inc., 7.875%,
                                           4/1/19                                                   210,000
      75,000                       B/B3    Murray Energy Corp., 10.25%,
                                           10/15/15                                                  71,625
     250,000                    B-/Caa1    Xinergy Corp., 9.25%, 5/15/19                            223,750
                                                                                                -----------
                                                                                                $   649,125
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Drilling -- 0.5%
     100,000                  CCC+/Caa2    Ocean Rig UDW, Inc., 9.5%, 4/27/16                   $    87,000
     100,000                      B-/B3    Offshore Group Investments, Ltd.,
                                           11.5%, 8/1/15                                            103,000
                                                                                                -----------
                                                                                                $   190,000
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 1.0%
     100,000                      B+/B2    Calfrac Holdings LP, 7.5%, 12/1/20                   $    94,500
     200,000                      B-/B2    Expro Finance Luxembourg SCA, 8.5%,
                                           12/15/16 (b)                                             174,000
     100,000                    B-/Caa1    Forbes Energy Services, Ltd., 9.0%,
                                           6/15/19                                                   92,500
      50,000                     BB/Ba3    Oil States International, Inc., 6.5%,
                                           6/1/19                                                    48,875
                                                                                                -----------
                                                                                                $   409,875
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 3.9%
     150,000                     BB-/B1    Bill Barrett Corp., 7.625%, 10/1/19                  $   147,375
     100,000                    B-/Caa1    Chaparral Energy, Inc., 8.25%, 9/1/21                     91,250
     100,000                      BB/B3    Concho Resources, Inc., 6.5%, 1/15/22                     98,500
     100,000                     BB-/B1    Denbury Resources, Inc., 8.25%,
                                           2/15/20                                                  105,000
     100,000                    B-/Caa1    Energy Partners, Ltd., 8.25%, 2/15/18                     92,000
     100,000                      B-/B3    EV Energy Partners LP, 8.0%, 4/15/19                      96,500
     200,000                  CCC+/Caa1    Goodrich Petroleum Corp., 8.875%,
                                           3/15/19                                                  193,000
     100,000                      B+/NR    MIE Holdings Corp., 9.75%, 5/12/16                        77,000
     100,000                     BB-/B2    Penn Virginia Corp., 7.25%, 4/15/19                       92,500
     100,000                    BBB+/B3    Petrohawk Energy Corp., 6.25%,
                                           6/1/19                                                   113,500
     200,000                      B-/B3    Quicksilver Resources, Inc., 7.125%,
                                           4/1/16 (b)                                               176,000
     100,000                     B/Caa1    Stone Energy Corp., 8.625%, 2/1/17                        94,000
     100,000                     B/Caa1    Venoco, Inc., 8.875%, 2/15/19                             86,000
     100,000                     B/Caa1    W&T Offshore, Inc., 8.5%, 6/15/19                         97,000
                                                                                                -----------
                                                                                                $ 1,559,625
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    21

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.3%
     100,000                   BBB/Baa2    Sunoco Logistics Partners Operations
                                           LP, 6.1%, 2/15/42                                    $   102,082
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.8%
     100,000                      B+/B1    Copano Energy LLC, 7.125%, 4/1/21                    $    97,750
     200,000                   BBB/Baa2    Kinder Morgan Energy Partners LP,
                                           4.15%, 3/1/22                                            197,525
                                                                                                -----------
                                                                                                $   295,275
                                                                                                -----------
                                           Total Energy                                         $ 3,205,982
-----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 6.7%
                                           Aluminum -- 0.4%
     150,000                  BBB-/Baa3    Alcoa, Inc., 6.15%, 8/15/20 (b)                      $   151,947
-----------------------------------------------------------------------------------------------------------
                                           Commodity Chemicals -- 0.2%
     100,000                    CCC+/B3    Hexion US Finance Corp., 8.875%,
                                           2/1/18 (144A)                                        $    82,500
-----------------------------------------------------------------------------------------------------------
                                           Diversified Chemical -- 0.9%
     125,000                    BB-/Ba3    Celanese US Holdings LLC, 5.875%,
                                           6/15/21                                              $   123,125
     175,000                   CCC/Caa1    Ineos Group Holdings Plc, 8.5%,
                                           2/15/16 (144A)                                           129,500
     100,000                       B/B2    Kinove German Bondco GmbH,
                                           9.625%, 6/15/18                                           90,500
                                                                                                -----------
                                                                                                $   343,125
-----------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 1.0%
     200,000                      B-/B2    Mirabela Nickel, Ltd., 8.75%,
                                           4/15/18 (b)                                          $   162,000
      75,000                     BB-/B1    Quadra FNX Mining, Ltd., 7.75%,
                                           6/15/19                                                   72,563
     200,000                     BB/Ba2    Vedanta Resources Plc, 8.25%,
                                           6/7/21                                                   154,000
                                                                                                -----------
                                                                                                $   388,563
-----------------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 1.5%
     130,000                      B-/B2    AEP Industries, Inc., 8.25%, 4/15/19                 $   122,525
     100,000                    B-/Caa1    ARD Finance SA, 11.125%, 6/1/18                           81,000
EURO 100,000                      B-/B3    Ardagh Glass Finance Plc, 8.75%,
                                           2/1/20 (144A)                                            103,361
EURO 150,000                    BB-/Ba3    Ardagh Packaging Finance Plc,
                                           7.375%, 10/15/17                                         187,761
EURO 100,000                    BB+/Ba2    OI European Group BV, 6.75%,
                                           9/15/20                                                  123,496
                                                                                                -----------
                                                                                                $   618,143
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.6%
     100,000                       B/B3    Packaging Dynamics Corp., 8.75%,
                                           2/1/16                                               $    98,000
     125,000                      BB/B1    Sealed Air Corp., 8.125%, 9/15/19                        126,250
                                                                                                -----------
                                                                                                $   224,250
-----------------------------------------------------------------------------------------------------------
                                           Paper Products -- 0.7%
     100,000                      B+/B1    Appleton Papers, Inc., 10.5%,
                                           6/15/15 (144A)                                       $    98,000
     100,000                  CCC+/Caa1    Exopack Holding Corp., 10.0%,
                                           6/1/18                                                    93,500
     100,000                      B+/B2    Longview Fibre Paper, 8.0%, 6/1/16                        97,000
                                                                                                -----------
                                                                                                $   288,500
-----------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.2%
     100,000                    BB-/Ba2    Nova Chemicals Corp., 7.875%,
                                           9/15/25                                              $    98,000
-----------------------------------------------------------------------------------------------------------
                                           Steel -- 1.2%
     150,000                  BBB-/Baa3    ArcelorMittal, 5.5%, 3/1/21                          $   134,408
     100,000                      B+/B3    Essar Steel Algoma, Inc., 9.375%,
                                           3/15/15                                                   88,500
     100,000                       B/B3    JMC Steel Group, 8.25%, 3/15/18                           94,000
     100,000                      NR/B2    Metinvest BV, 10.25%, 5/20/15                             93,000
     100,000                      NR/B2    Metinvest BV, 8.75%, 2/14/18                              83,420
                                                                                                -----------
                                                                                                $   493,328
                                                                                                -----------
                                           Total Materials                                      $ 2,688,356
-----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 4.4%
                                           Aerospace & Defense -- 0.2%
     100,000                      B-/B2    DynCorp International, Inc., 10.375%,
                                           7/1/17 (b)                                           $    87,250
-----------------------------------------------------------------------------------------------------------
                                           Building Products -- 0.5%
     200,000                    BB+/Ba3    Building Materials Corp of America,
                                           6.75%, 5/1/21                                        $   190,000
-----------------------------------------------------------------------------------------------------------
                                           Construction & Engineering -- 0.5%
     200,000                     B+/Ba3    Empresas ICA SAB de CV, 8.9%,
                                           2/4/21                                               $   176,000
-----------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery & Heavy
                                           Trucks -- 0.2%
     100,000                      B-/B2    Commercial Vehicle Group, Inc.,
                                           7.875%, 4/15/19                                      $    91,500
-----------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.5%
     100,000                       B/B3    Coleman Cable, Inc., 9.0%, 2/15/18                   $    97,500
     100,000                       B/B2    WireCo WorldGroup, 9.5%, 5/15/17                         101,000
                                                                                                -----------
                                                                                                $   198,500
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    23

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.5%
     100,000                       B/NR    Cia Latinoamericana de Infraestructura
                                           & Servicios SA, 9.5%, 12/15/16                       $    90,000
     100,000                    CCC+/B3    Park-Ohio Industries, Inc., 8.125%,
                                           4/1/21                                                    93,500
                                                                                                -----------
                                                                                                $   183,500
-----------------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 1.3%
     100,000                       B/B3    Liberty Tire Recycling, 11.0%, 10/1/16               $   102,000
     100,000                  CCC+/Caa2    Mueller Water Products, 7.375%,
                                           6/1/17                                                    78,000
     200,000                     B+/Aaa    WPE International, 10.375%, 9/30/20                      180,000
     198,000                       B/B3    Xerium Technologies, Inc., 8.875%,
                                           6/15/18                                                  168,300
                                                                                                -----------
                                                                                                $   528,300
-----------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.7%
     100,000                  BBB-/BBB-    Aviation Capital Group Corp., 6.75%,
                                           4/6/21                                               $    96,211
     100,000                       B/B2    Avis Budget Car Rental LLC, 8.25%,
                                           1/15/19                                                   91,500
     100,000                      B-/B3    Intcomex, Inc., 13.25%, 12/15/14                          97,250
                                                                                                -----------
                                                                                                $   284,961
                                                                                                -----------
                                           Total Capital Goods                                  $ 1,740,011
-----------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.8%
                                           Diversified Support Services -- 0.6%
     100,000                       B/B3    ADS Tactical, Inc., 11.0%, 4/1/18 (b)                $    98,000
     125,000                      B+/B1    Iron Mountain, Inc., 7.75%,
                                           10/1/19 (b)                                              124,063
                                                                                                -----------
                                                                                                $   222,063
-----------------------------------------------------------------------------------------------------------
                                           Environmental & Facilities Services -- 0.2%
     100,000                      B-/B3    WCA Waste Corp., 7.5%, 6/15/19                       $    95,000
                                                                                                -----------
                                           Total Commercial Services &
                                           Supplies                                             $   317,063
-----------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 1.9%
                                           Airlines -- 0.6%
     150,000                    NR/Baa3    American Airlines 2011-2 Pass
                                           Through Trust, 8.625%, 10/15/21                      $   148,500
     100,000                       B/NR    TAM Capital 3, Inc., 8.375%, 6/3/21                       92,000
                                                                                                $   240,500
-----------------------------------------------------------------------------------------------------------
                                           Airport Services -- 0.5%
      99,010                       B/B2    Aeropuertos Argentina 2000 SA,
                                           10.75%, 12/1/20 (b)                                  $   100,990
     100,000                       B/B2    Aguila 3 SA, 7.875%, 1/31/18                              91,000
                                                                                                -----------
                                                                                                $   191,990
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Marine -- 0.2%
     100,000                      B+/B3    Navios South America Logistics, Inc.,
                                           9.25%, 4/15/19                                       $    87,250
-----------------------------------------------------------------------------------------------------------
                                           Trucking -- 0.6%
     150,000                  BBB-/Baa2    Asciano Finance, Ltd., 5.0%, 4/7/18                  $   153,372
     100,000                       B/B3    Syncreon Global Ireland, Ltd., 9.5%,
                                           5/1/18                                                    94,000
                                                                                                -----------
                                                                                                $   247,372
                                                                                                -----------
                                           Total Transportation                                 $   767,112
-----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.9%
                                           Auto Parts & Equipment -- 0.5%
     100,000                  CCC+/Caa1    Allison Transmission, Inc., 7.125%,
                                           5/15/19                                              $    90,500
     100,000                       B/B3    International Automotive Components
                                           Group SL, 9.125%, 6/1/18                                  93,500
                                                                                                -----------
                                                                                                $   184,000
-----------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.4%
     100,000                     NR/Ba1    Automotores Gildemeister SA, 8.25%,
                                           5/24/21                                              $    94,750
     100,000                       B/B2    Chrysler Group LLC, 8.25%, 6/15/21                        77,000
                                                                                                -----------
                                                                                                $   171,750
                                                                                                -----------
                                           Total Automobiles & Components                       $   355,750
-----------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.7%
                                           Homebuilding -- 0.5%
     200,000                     NR/Ba3    Urbi Desarrollos Urbanos, 9.5%,
                                           1/21/20                                              $   190,000
-----------------------------------------------------------------------------------------------------------
                                           Leisure Products -- 0.2%
EURO 100,000                    CCC+/NR    Heckler & Koch GmbH, 9.5%,
                                           5/15/18                                              $    83,226
                                                                                                -----------
                                           Total Consumer Durables & Apparel                    $   273,226
-----------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.8%
                                           Casinos & Gaming -- 0.5%
EURO 200,000        8.25         BB/Ba2    Lottomatica S.p.A., Floating Rate Note,
                                           3/31/66 (144A)                                       $   202,910
-----------------------------------------------------------------------------------------------------------
                                           Hotels, Resorts & Cruise Lines -- 0.3%
     100,000                      B-/B3    Seven Seas Cruises S de RL LLC,
                                           9.125%, 5/15/19                                      $    99,000
                                                                                                -----------
                                           Total Consumer Services                              $   301,910
-----------------------------------------------------------------------------------------------------------
                                           MEDIA -- 2.5%
                                           Advertising -- 0.2%
     100,000                    B-/Caa2    Sitel LLC, 11.5%, 4/1/18                             $    79,000
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    25

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Broadcasting -- 1.6%
     100,000                     BB-/B1    CCO Holdings LLC, 6.5%, 4/30/21 (b)                  $    94,500
     150,000                    CCC+/B3    Cumulus Media, Inc., 7.75%,
                                           5/1/19 (b)                                               126,375
EURO 300,000                       B/B1    Nara Cable Funding, Ltd., 8.875%,
                                           12/1/18                                                  326,185
     100,000                  CCC+/Caa2    Univision Communications, Inc., 8.5%,
                                           5/15/21                                                   78,000
                                                                                                -----------
                                                                                                $   625,060
-----------------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 0.5%
     100,000                      B-/B3    Production Resource Group, Inc.,
                                           8.875%, 5/1/19                                       $    90,250
     100,000                      B-/B3    Regal Entertainment Group, 9.125%,
                                           8/15/18 (b)                                               99,000
                                                                                                -----------
                                                                                                $   189,250
-----------------------------------------------------------------------------------------------------------
                                           Publishing -- 0.2%
     100,000                       B/B3    MPL 2 Acquisition Canco, Inc.,
                                           9.875%, 8/15/18                                      $    93,000
                                                                                                -----------
                                           Total Media                                          $   986,310
-----------------------------------------------------------------------------------------------------------
                                           RETAILING -- 1.0%
                                           Apparel Retail -- 0.3%
     150,000                      B+/B3    Brown Shoe Co., Inc., 7.125%,
                                           5/15/19                                              $   126,750
-----------------------------------------------------------------------------------------------------------
                                           Department Stores -- 0.3%
     100,000                       B/NR    Grupo Famsa SAB de CV, 11.0%,
                                           7/20/15                                              $    98,500
-----------------------------------------------------------------------------------------------------------
                                           Distributors -- 0.4%
     200,000                       B/B2    Minerva Overseas II, 10.875%,
                                           11/15/19 (144A)                                      $   158,000
                                                                                                -----------
                                           Total Retailing                                      $   383,250
-----------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 1.0%
                                           Packaged Foods & Meats -- 0.6%
     100,000                      B-/B3    FAGE Dairy Industry, 9.875%,
                                           2/1/20 (144A)                                        $    89,500
     100,000                      B+/B1    Marfrig Overseas, Ltd., 9.5%,
                                           5/4/20 (144A)                                             64,000
     100,000                    B-/Caa1    Pilgrim's Pride Corp., 7.875%,
                                           12/15/18                                                  76,250
                                                                                                -----------
                                                                                                $   229,750
-----------------------------------------------------------------------------------------------------------
                                           Tobacco -- 0.4%
     200,000                       B/B2    Alliance One International, Inc., 10.0%,
                                           7/15/16                                              $   165,000
                                                                                                -----------
                                           Total Food, Beverage & Tobacco                       $   394,750
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 2.2%
                                           Health Care Equipment -- 0.2%
     100,000                    B-/Caa1    IVD Acquisition Corp., 11.125%,
                                           8/15/19                                              $    97,250
-----------------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 0.8%
     200,000                      B-/B3    Kindred Escrow Corp., 8.25%, 6/1/19                  $   152,750
      75,000                    BB+/Ba2    Universal Health Services, Inc., 6.75%,
                                           11/15/11                                                  75,000
     100,000                      B-/B3    Vanguard Health Holding Co. II LLC,
                                           7.75%, 2/1/19                                             89,125
       3,000                C  CC+/Caa1    Vanguard Health Systems, Inc., 0.0%,
                                           2/1/16                                                     1,950
                                                                                                -----------
                                                                                                $   318,825
-----------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 1.0%
     150,000                    B-/Caa1    BioScrip, Inc., 10.25%, 10/1/15                      $   150,000
     200,000                    CCC+/B3    Gentiva Health Services, Inc., 11.5%,
                                           9/1/18                                                   159,000
      75,000                C  CC+/Caa1    WP Rocket Merger Sub, 10.125%,
                                           7/15/19                                                   71,250
                                                                                                -----------
                                                                                                $   380,250
-----------------------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.2%
      75,000                      B-/B3    MedAssets, Inc., 8.0%, 11/15/18                      $    71,438
                                                                                                -----------
                                           Total Health Care Equipment &
                                           Services                                             $   867,763
-----------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 1.0%
                                           Biotechnology -- 0.8%
     100,000                     B/Caa1    ConvaTec Healthcare E SA, 10.5%,
                                           12/15/18                                             $    88,000
     130,000                      NR/NR    PDL BioPharma, Inc., 3.75%, 5/1/15                       121,550
     100,000                      B+/B3    Warner Chilcott Co. LLC, 7.75%,
                                           9/15/18                                                   95,500
                                                                                                -----------
                                                                                                $   305,050
-----------------------------------------------------------------------------------------------------------
                                           Life Sciences Tools & Services -- 0.2%
     100,000                     B/Caa1    Catalent Pharma Solution, 9.5%,
                                           4/15/17 (144A)                                       $    91,250
                                                                                                -----------
                                           Total Pharmaceuticals &
                                           Biotechnology                                        $   396,300
-----------------------------------------------------------------------------------------------------------
                                           BANKS -- 2.1%
                                           Diversified Banks -- 0.5%
     100,000                     NR/Ba1    Banco Industrial, 8.5%, 4/27/20                      $    93,000
     100,000                    NR/Baa2    BanColombia SA, 5.95%, 6/3/21                             96,750
                                                                                                -----------
                                                                                                $   189,750
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    27

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 1.6%
     100,000                    BB/Baa3    Capital One Capital VI, 8.875%,
                                           5/15/40                                              $   101,473
     150,000                   BBB/Baa3    PNC Financial Service, 6.75%,
                                           7/29/49                                                  143,660
     400,000                  BBB+/Baa1    State Street Capital, 8.25%, 1/29/49                     400,020
                                                                                                -----------
                                                                                                $   645,153
                                                                                                -----------
                                           Total Banks                                          $   834,903
-----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 4.6%
                                           Consumer Finance -- 1.3%
     205,000                      B+/B1    Ally Financial, Inc., 7.0%, 2/1/12                   $   206,281
     100,000                    BB-/Ba2    Ford Motor Credit Co. LLC, 7.5%,
                                           8/1/12                                                   101,988
     150,000                       B/B3    Springleaf Finance Corp., 6.9%,
                                           12/15/17                                                 108,000
     100,000                      NR/NR    Tarjeta Naranja SA, 9.0%, 2/1/17 (b)                      96,500
                                                                                                -----------
                                                                                                $   512,769
-----------------------------------------------------------------------------------------------------------
                                           Diversified Financial Services -- 1.9%
     150,000                       A/A3    Citigroup, Inc., 5.375%, 8/9/20                      $   155,403
     200,000                     A+/Aa3    JPMorgan Chase & Co., 4.35%,
                                           8/15/21                                                  202,101
     100,000                  BBB+/Baa1    JPMorgan Chase & Co., 7.9%,
                                           4/29/49                                                  103,001
     250,000                      BB/NR    Lodestone Re, Ltd., 0.0%, 1/8/14                         250,275
     100,000                      B+/B1    Marfrig Holding Europe BV, 8.375%,
                                           5/9/18                                                    63,000
                                                                                                -----------
                                                                                                $   773,780
-----------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 1.4%
     150,000                       A/A1    Goldman Sachs Group, Inc., 5.25%,
                                           7/27/21                                              $   147,977
     100,000                      A-/A2    Macquarie Bank, Ltd., 6.625%,
                                           4/7/21                                                    93,946
     150,000                     A/Baa1    Merrill Lynch & Co., Inc., 6.05%,
                                           8/15/12                                                  151,377
     150,000                    NR/Baa3    Scottrade Financial Services, Inc.,
                                           6.125%, 7/11/21                                          151,597
                                                                                                -----------
                                                                                                $   544,897
                                                                                                -----------
                                           Total Diversified Financials                         $ 1,831,446
-----------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 5.1%
                                           Insurance Brokers -- 1.8%
     200,000                   CCC/Caa1    Alliant Holdings, Inc., 11.0%,
                                           5/1/15 (144A)                                        $   203,500

The accompanying notes are an integral part of these financial statements.

28    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Insurance Brokers -- (continued)
     200,000                  CCC+/Caa1    Hub International Holdings, 10.25%,
                                           6/15/15 (144A)                                       $   185,000
GBP  100,000                      NR/B1    Towergate Finance Plc, 8.5%, 2/15/18                     132,821
     100,000                   CCC/Caa1    USI Holdings Corp., 9.75%,
                                           5/15/15 (144A)                                            90,000
     100,000     6.68            CCC/B3    USI Holdings Corp., Floating Rate Note,
                                           11/15/14                                                  87,000
                                                                                                -----------
                                                                                                $   698,321
-----------------------------------------------------------------------------------------------------------
                                           Life & Health Insurance -- 0.4%
     150,000                  BBB+/Baa3    Prudential Financial, Inc., 8.875%,
                                           6/15/38 (b)                                          $   161,813
-----------------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.5%
     100,000                   BBB/Baa3    Genworth Financial, Inc., 7.2%,
                                           2/15/21                                              $    84,985
     150,000                    BB/Baa3    Liberty Mutual Group, 7.0%,
                                           3/15/37 (144A)                                           126,750
                                                                                                -----------
                                                                                                $   211,735
-----------------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 0.5%
     100,000                    BB+/Ba2    White Mountains Re Group, Ltd.,
                                           7.506%, 5/29/49                                      $    91,767
     150,000                   BBB-/Ba1    XL Group Plc, 6.5%, 3/29/49                              117,750
                                                                                                -----------
                                                                                                $   209,517
-----------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 1.9%
     150,000                  BBB-/Baa3    Reinsurance Group of America, Inc.,
                                           6.75%, 12/15/65                                      $   130,876
     250,000                      B-/NR    Successor X, Ltd., 0.0%, 1/7/14                          251,650
     250,000    13.0              NR/NR    Successor X, Ltd., Floating Rate Note,
                                           2/25/14                                                  255,875
     100,000                   BBB/Baa2    Validus Holdings, Ltd., 8.875%,
                                           1/26/40                                                  110,945
                                                                                                -----------
                                                                                                $   749,346
                                                                                                -----------
                                           Total Insurance                                      $ 2,030,732
-----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.2%
                                           Diversified Real Estate Investment Trusts -- 0.2%
     100,000                    BB-/Ba3    CNL Income Properties, Inc., 7.25%,
                                           4/15/19                                              $    86,000
                                                                                                -----------
                                           Total Real Estate                                    $    86,000
-----------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.3%
                                           Internet Software & Services -- 0.3%
     100,000                    BB-/Ba2    Equinix, Inc., 7.0%, 7/15/21                         $    99,625
                                                                                                -----------
                                           Total Software & Services                            $    99,625
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    29

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
                                           Communications Equipment -- 0.5%
     200,000                       B/B3    CommScope, Inc., 8.25%,
                                           1/15/19 (b)                                          $   195,000
-----------------------------------------------------------------------------------------------------------
                                           Computer Storage & Peripherals -- 0.5%
     200,000                    BB+/Ba1    Seagate HDD Cayman, 7.0%,
                                           11/1/21 (b)                                          $   184,000
-----------------------------------------------------------------------------------------------------------
                                           Electronic Components -- 0.1%
      80,000                     BB+/NR    Vishay Intertechnology, Inc., 2.25%,
                                           5/15/41                                              $    53,200
                                                                                                -----------
                                           Total Technology Hardware &
                                           Equipment                                            $   432,200
-----------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS -- 0.2%
                                           Semiconductor Equipment -- 0.2%
     100,000                     BB/Ba3    Amkor Technology, Inc., 6.625%,
                                           6/1/21                                               $    89,500
-----------------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.0%
      50,000                      NR/NR    JinkoSolar Holding Co., Ltd., 4.0%,
                                           5/15/16                                              $    13,313
                                                                                                -----------
                                           Total Semiconductors                                 $   102,813
-----------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 1.4%
                                           Alternative Carriers -- 0.5%
     200,000                  CCC+/Caa1    PAETEC Holding Corp., 9.5%, 7/15/15                  $   208,000
-----------------------------------------------------------------------------------------------------------
                                           Integrated Telecommunication Services -- 0.4%
     150,000                       B/B2    Cincinnati Bell, Inc., 8.375%,
                                           10/15/20                                             $   139,500
-----------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.5%
     100,000                     NR/Ba3    GTP Acquisition Partners I LLC,
                                           7.628%, 6/15/16                                      $    96,986
     100,000                       B/B2    MetroPCS Wireless, Inc., 7.875%,
                                           9/1/18                                                    97,000
                                                                                                -----------
                                                                                                $   193,986
                                                                                                -----------
                                           Total Telecommunication Services                     $   541,486
-----------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 1.4%
                                           Electric Utilities -- 0.8%
     100,000                      B-/NR    Cia de Transporte de Energia, 9.75%,
                                           8/15/21                                              $    86,000
     150,000                      A-/A2    Enel Finance International SA, 5.125%,
                                           10/7/19 (144A)                                           140,591
     100,000                     CCC/B2    Texas Competitive Electric Holdings Co.
                                           LLC, 11.5%, 10/1/20                                       80,000
                                                                                                -----------
                                                                                                $   306,591
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Independent Power Producers & Energy
                                           Traders -- 0.6%
     100,000                      NR/B1    Inkia Energy, Ltd., 8.375%, 4/4/21                   $    98,000
     150,000                     BB-/B1    NRG Energy, Inc., 7.625%, 5/15/19                        136,500
                                                                                                -----------
                                                                                                $   234,500
                                                                                                -----------
                                           Total Utilities                                      $   541,091
-----------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $21,050,210)                                   $19,178,079
-----------------------------------------------------------------------------------------------------------
                                           FOREIGN GOVERNMENT BONDS -- 1.7%
CAD  500,000                    AAA/Aaa    Canadian Government Bond, 4.0%,
                                           6/1/41                                               $   595,478
     100,000                       B/B3    Provincia de Buenos Aires, 10.875%,
                                           1/26/21                                                   73,000
                                                                                                -----------
                                                                                                $   668,478
-----------------------------------------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT BONDS
                                           (Cost $698,455)                                      $   668,478
-----------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 2.4%
                                           Municipal Airport -- 0.3%
     150,000                      NR/NR    Charlotte North Carolina Special
                                           Facilities Revenue, 5.6%, 7/1/27                     $   132,678
-----------------------------------------------------------------------------------------------------------
                                           Municipal Development -- 0.6%
     100,000                    CCC+/NR    Alliance Airport Authority Texas, 5.25%,
                                           12/1/29                                              $    64,788
     100,000                    CCC+/NR    Alliance Airport Authority Texas, 5.75%,
                                           12/1/29                                                   69,132
     100,000                      NR/NR    California State Enterprise
                                           Development Authority, 8.5%, 4/1/31                      104,371
                                                                                                -----------
                                                                                                $   238,291
-----------------------------------------------------------------------------------------------------------
                                           Municipal General -- 0.5%
     100,000                    BB+/Ba1    Central Texas Regional Mobility
                                           Authority, 6.75%, 1/1/41                             $    98,979
     100,000                      A+/A1    New Jersey Transport Trust Fund
                                           Authority, 5.5%, 6/15/41                                 109,852
                                                                                                -----------
                                                                                                $   208,831
-----------------------------------------------------------------------------------------------------------
                                           Municipal Medical -- 0.7%
     100,000                     AA-/A1    Massachusetts Development Finance
                                           Agency, 5.25%, 4/1/37                                $   105,906
     150,000                       A/NR    New Hampshire Health, 6.5%, 1/1/41                       161,085
                                                                                                -----------
                                                                                                $   266,991
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    31

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Municipal Pollution -- 0.3%
     100,000                      B+/B1    County of York South Carolina, 5.7%,
                                           1/1/24                                               $    95,165
-----------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $901,927)                                      $   941,956
-----------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN
                                           INTERESTS -- 9.8%**
                                           ENERGY -- 1.0%
                                           Integrated Oil & Gas -- 0.5%
      81,818    7.00            B+/Caa3    Big West Oil LLC, Term Loan, 3/31/16                 $    81,614
     106,239    4.50              NR/NR    Glenn Pool Oil & Gas Trust, Term Loan,
                                           6/1/16                                                   105,442
                                                                                                -----------
                                                                                                $   187,056
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.5%
     207,393    6.25              NR/NR    Frac Tech Services LLC, Term Loan,
                                           4/19/16                                              $   204,239
                                                                                                -----------
                                           Total Energy                                         $   391,295
-----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.6%
                                           Paper Products -- 0.2%
      99,750    6.50              NR/NR    Exopack Holding Corp., Term B Loan,
                                           5/6/17                                               $    93,765
-----------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.4%
     150,000    5.75             B+/Ba2    Harko C.V., Term B Dollar Loan,
                                           7/5/17                                               $   149,438
                                                                                                -----------
                                           Total Materials                                      $   243,203
-----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 1.6%
                                           Aerospace & Defense -- 0.7%
      99,706    7.75             BB-/B2    API Technologies Corp., Term Loan,
                                           6/1/16                                               $    94,721
     198,913    9.25            B-/Caa2    IAP Worldwide Services, Inc., Term
                                           Loan, 12/20/12                                           195,183
                                                                                                -----------
                                                                                                $   289,904
-----------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery & Heavy
                                           Trucks -- 0.4%
     150,000    5.50             BB/Ba2    Terex Corp., U.S. Term Loan, 4/28/17                 $   147,352
-----------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.3%
      99,881    5.76              NR/NR    Scotsman Industries, Inc., Term Loan,
                                           4/30/16                                              $    97,884
-----------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.2%
      99,750    6.25              NR/NR    Pro Mach, Inc., Term Loan, 7/6/17                    $    97,256
                                                                                                -----------
                                           Total Capital Goods                                  $   632,396
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                                           Environmental & Facilities Services -- 0.4%
     149,248     7.25          BB-/Baa3    Brickman Group Holdings, Inc., Tranche
                                           B Term Loan, 9/21/16                                 $   147,754
                                                                                                -----------
                                           Total Commercial Services &
                                           Supplies                                             $   147,754
-----------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.8%
                                           Trucking -- 0.8%
     150,000     0.00            BB/Ba1    Avis Budget Group, Inc., Tranche B
                                           Term Loan, 6/13/18                                   $   149,360
     150,000     6.00             NR/B1    Swift Transportation Co. LLC, Term
                                           Loan, 11/22/16                                           146,250
                                                                                                -----------
                                                                                                $   295,610
                                                                                                -----------
                                           Total Transportation                                 $   295,610
-----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 1.4%
                                           Auto Parts & Equipment -- 1.0%
      85,526     3.50         BBB-/Baa3    Delphi Automotive LLP, Tranche B Term
                                           Loan, 3/31/17                                        $    84,778
     199,499     7.00             NR/B2    HHI Holdings LLC, Term Loan, 3/9/17                      190,521
      99,500     5.25            B+/Ba3    Metaldyne Corp., Term Loan, 5/2/17                        96,515
                                                                                                -----------
                                                                                                $   371,814
-----------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.4%
     199,500     6.00             NR/NR    Chrysler Group LLC, Tranche B Term
                                           Loan, 4/28/17                                        $   175,643
                                                                                                -----------
                                           Total Automobiles & Components                       $   547,457
-----------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.5%
                                           Automotive Retail -- 0.2%
     100,000     7.50             NR/NR    Stackpole International, Term Loan,
                                           7/8/17                                               $    95,500
-----------------------------------------------------------------------------------------------------------
                                           Computer & Electronics Retail -- 0.3%
      99,750    11.00             NR/NR    Targus Group International, Term Loan,
                                           5/12/16                                              $    96,508
                                                                                                -----------
                                           Total Retailing                                      $   192,008
-----------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 1.8%
                                           Health Care Facilities -- 1.1%
     150,000     6.50             B+/B1    Ardent Health Services LLC, Tranche B
                                           Term Loan, 7/19/15                                   $   145,500
     199,000     5.00         CCC+/Caa1    IASIS Healthcare LLC, Term B Loan,
                                           4/18/18                                                  186,314
      99,750     5.50           BB-/Ba3    Select Medical Holdings Corp., Tranche
                                           B Term Loan, 4/25/18                                      90,773
                                                                                                -----------
                                                                                                $   422,587
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    33

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.7%
     149,625    6.75              NR/NR    inVentiv Health, Inc., Term B3 Loan,
                                           6/24/18                                              $   143,453
     149,248    5.75              NR/NR    Renal Advantage Holdings, Inc.,
                                           Tranche B Term Loan, 11/12/16                            148,968
                                                                                                -----------
                                                                                                $   292,421
                                                                                                -----------
                                           Total Health Care Equipment &
                                           Services                                             $   715,008
-----------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 0.7%
                                           Biotechnology -- 0.7%
     200,000    6.75              NR/NR    Alkermes, Inc., 1st Lien Term Loan,
                                           6/9/17                                               $   196,000
      99,499    5.50              NR/NR    Axcan Intermediate Holdings, Inc.,
                                           Term Loan, 1/25/17                                        89,051
                                                                                                -----------
                                                                                                $   285,051
                                                                                                -----------
                                           Total Pharmaceuticals &
                                           Biotechnology                                        $   285,051
-----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.2%
                                           Diversified Financial Services -- 0.2%
     100,000    5.25              NR/NR    WorldPay, Facility B2A Term Loan,
                                           8/6/17                                               $    96,563
                                                                                                -----------
                                           Total Diversified Financials                         $    96,563
-----------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.8%
                                           Application Software -- 0.8%
     243,517    6.50            BB-/Ba2    Allen Systems Group, Inc., Term B
                                           Loan, 11/22/15                                       $   238,647
      99,499    5.25             BB-/NR    Vertafore, Inc., 1st Lien Term Loan,
                                           7/31/16                                                   96,016
                                                                                                -----------
                                                                                                $   334,663
                                                                                                -----------
                                           Total Software & Services                            $   334,663
-----------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE LOAN
                                           INTERESTS
                                           (Cost $3,988,292)                                    $ 3,881,008
-----------------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH INVESTMENTS -- 24.9%
                                           Repurchase Agreement -- 19.8%
   7,850,000                     NR/Aaa    JPMorgan, Inc., 0.00%, dated
                                           9/30/11, repurchase price of
                                           $7,850,000 plus accrued interest on
                                           10/3/11 collateralized by $8,007,425
                                           U.S. Treasury Notes, 2.25%, 7/31/18                  $ 7,850,000
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           SECURITIES LENDING COLLATERAL -- 5.1% (c)
                                           Certificates of Deposit:
      46,432                               Bank of Montreal Chicago, 0.18%,
                                           10/20/11                                             $    46,449
      46,447                               Bank of Montreal Chicago, 0.38%,
                                           9/26/12                                                   46,449
      46,428                               Bank of Nova Scotia, 0.32%,
                                           10/11/12                                                  46,449
      11,620                               Bank of Nova Scotia Houston, 0.54%,
                                           6/11/12                                                   11,623
      58,030                               Canadian Imperial Bank of Commerce
                                           NY, 0.21%, 10/3/11                                        58,061
      58,028                               Dnb Nor Bank ASA NY, 0.22%,
                                           11/14/11                                                  58,057
      52,225                               JPMorgan Chase Bank NA, 0.28%,
                                           5/18/12                                                   52,255
      29,014                               National Australia Bank NY, 0.27%,
                                           10/19/11                                                  29,030
      40,639                               National Australia Bank NY, 0.31%,
                                           1/9/12                                                    40,643
      63,859                               RaboBank Nederland, 0.32%, 4/2/12                         63,874
      29,021                               Royal Bank of Canada NY, 0.48%,
                                           10/1/12                                                   29,030
      58,001                               Skandinav Enskilda Bank NY, 0.33%,
                                           11/9/11                                                   58,062
      23,206                               Wachovia Corp., 0.38%, 10/15/11                           23,225
      17,420                               Wachovia Corp., 0.48%, 3/1/12                             17,427
      58,047                               Westpac Banking Corp., NY, 0.33%,
                                           12/6/11                                                   58,061
                                                                                                -----------
                                                                                                $   638,695
-----------------------------------------------------------------------------------------------------------
                                           Commercial Paper:
      23,208                               American Honda Finance, 0.30%,
                                           1/11/12                                              $    23,224
      13,887                               Chariot Funding LLC, 0.16%,
                                           10/17/11                                                  13,887
      46,448                               Chariot Funding LLC, 0.16%, 10/5/11                       46,448
      40,640                               Chariot Funding LLC, 0.15%,
                                           10/19/11                                                  40,640
      18,569                               Commonwealth Bank of Australia,
                                           0.28%, 12/15/11                                           18,569
      35,379                               Commonwealth Bank of Australia,
                                           0.39%, 2/23/12                                            35,379
      29,029                               Falcon Asset Securitization Co., LLC,
                                           0.16%, 10/13/11                                           29,029

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    35

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Commercial Paper -- (continued)
      58,059                               Falcon Asset Securitization Co., LLC,
                                           0.16%, 10/7/11                                       $    58,059
      26,645                               Federal Farm Credit, 0.18%, 8/20/12                       26,651
      41,769                               General Electric Capital Corp., 0.37%,
                                           4/10/12                                                   41,804
       5,798                               General Electric Capital Corp., 0.42%,
                                           7/27/12                                                    5,802
       6,385                               General Electric Capital Corp., 0.48%,
                                           11/21/11                                                   6,388
      29,030                               National Australia Funding Delaware,
                                           Inc., 0.19%, 10/3/11                                      29,030
      52,233                               Nestle Capital Corp., 0.19%,
                                           12/20/11                                                  52,233
      46,413                               Nordea NA, 0.28%, 1/9/12                                  46,413
      37,224                               Old Line Funding LLC, 0.17%,
                                           10/5/11                                                   37,224
      17,418                               Old Line Funding LLC, 0.17%,
                                           10/7/11                                                   17,418
      46,443                               Procter & Gamble, 0.14%, 11/3/11                          46,443
      29,008                               Royal Bank of Canada, 0.30%,
                                           10/1/12                                                   29,030
      34,833                               Sanofi Aventis SA, 0.17%, 10/20/11                        34,833
      12,895                               Straight-A Funding LLC, 0.19%,
                                           12/9/2011                                                 12,895
      58,047                               Svenska HandelsBanken, 0.38%,
                                           6/29/12                                                   58,061
      31,135                               Thunderbay Funding LLC, 0.17%,
                                           10/12/11                                                  31,135
      23,258                               Thunderbay Funding LLC, 0.18%,
                                           10/5/2011                                                 23,258
      11,607                               Thunderbay Funding LLC, 0.22%,
                                           12/13/11                                                  11,607
      23,215                               Thunderbay Funding LLC,
                                           0.22%, 12/5/11                                            23,215
      29,028                               Variable Funding Capital Co., LLC,
                                           0.19%, 10/19/11                                           29,028
      29,019                               Variable Funding Capital Co., LLC,
                                           0.21%, 12/7/11                                            29,019
      11,608                               Wells Fargo & Co., 0.34%, 1/24/12                         11,616
                                                                                                -----------
                                                                                                $   868,338
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                           Tri-party Repurchase Agreements:
      58,061                               Merrill Lynch, Inc., 0.04%, dated
                                           9/30/11, repurchase price of
                                           $58,061 plus accrued interest on
                                           10/3/11 collateralized by the
                                           following:
                                           $11,447 U.S. Treasury Bond, 5.0%,
                                           5/15/37
                                           $47,775 U.S. Treasury Note, 1.75%,
                                           5/31/16                                              $    58,061
     232,820                               RBS Securities, Inc., 0.05%, dated
                                           9/30/11, repurchase price of
                                           $232,820 plus accrued interest on
                                           10/3/11 collateralized by $237,482
                                           Federal Home Loan Mortgage Corp.,
                                           0.0%, 3/30/12 - 6/30/12                                  232,820
      23,224                               Barclays Capital Markets, 0.05%,
                                           dated 9/30/11, repurchase price of
                                           $23,224 plus accrued interest on
                                           10/3/11 collateralized by $23,689
                                           U.S. Treasury Notes, 3.125 - 3.625%,
                                           2/15/21 - 5/15/21                                         23,224
                                                                                                -----------
                                                                                                $   314,105
-----------------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------------
                                           Money Market Mutual Funds:
      87,091                               Dreyfus Preferred Money Market Fund                  $    87,091
      87,091                               Fidelity Prime Money Market Fund                          87,091
                                                                                                -----------
                                                                                                $   174,182
                                                                                                -----------
                                           Total Securities Lending Collateral                  $ 1,995,320
-----------------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $9,845,320)                                    $ 9,845,320
-----------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 95.8%
                                           (Cost $40,432,643) (a)                               $37,949,926
-----------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS AND
                                           LIABILITIES -- 4.2%                                  $ 1,671,187
-----------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                           $39,621,113
-----------------------------------------------------------------------------------------------------------

NR     Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2011, the value of these securities amounted to $1,764,862 or 4.5% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    37
       rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $40,432,643 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $   120,662
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (2,603,379)
                                                                                     -----------
         Net unrealized loss                                                         $(2,482,717)
                                                                                     ===========

(b)    At September 30, 2011, the following securities were out on loan:

------------------------------------------------------------------------------------------------
       Principal
       Amount ($)    Security                                                        Value
------------------------------------------------------------------------------------------------
           99,000    ADS Tactical, Inc., 11.0%, 4/1/18                               $    97,020
           99,000    Aeropuertos Argentina 2000 SA, 10.75%, 12/1/20                      100,970
          100,000    Alcoa, Inc., 6.15%, 8/15/20                                         101,300
           99,000    CCO Holdings LLC, 6.5%, 4/30/21                                      93,555
           99,000    CommScope, Inc., 8.25%, 1/15/19                                      96,525
          148,000    Cumulus Media, Inc., 7.75%, 5/1/19                                  124,690
           99,000    DynCorp International, Inc., 10.375%, 7/1/17                         86,378
          198,000    Expro Finance Luxembourg SCA, 8.5%, 12/15/16                        172,260
          100,000    Iron Mountain, Inc., 7.75%, 10/1/19                                  99,250
          198,000    Mirabela Nickel, Ltd., 8.75%, 4/15/18                               160,380
          148,000    Prudential Financial, Inc., 8.875%, 6/15/38                         159,648
          127,000    Quicksilver Resources, Inc., 7.125%, 4/1/16                         111,760
           99,000    Regal Entertainment Group, 9.125%, 8/15/18                           98,010
          198,000    Seagate HDD Cayman, 7.0%, 11/1/21                                   182,160
           99,000    Tarjeta Naranja SA, 9.0%, 2/1/17                                     95,535
------------------------------------------------------------------------------------------------
       Shares
------------------------------------------------------------------------------------------------
            4,000    Qwest Corp., 7.375%, 6/1/51                                         100,360
------------------------------------------------------------------------------------------------
                     Total                                                           $ 1,879,801
================================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is in default and is non-income producing.

       Principal amounts are denominated in U.S. Dollars unless otherwise noted:
CAD    Canadian Dollar
EURO   Euro
GBP    British Pound Sterling

Purchases and sales of securities (excluding temporary cash investments) for the period ended September 30, 2011 aggregated $31,010,759 and $556,624, respectively.

The accompanying notes are an integral part of these financial statements.

38    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (see
Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                                         Level 1     Level 2        Level 3    Total
------------------------------------------------------------------------------------------
Convertible Corporate Bonds              $     --    $ 1,434,907    $ --       $ 1,434,907
Preferred Stocks                          421,947         66,966      --           488,913
Asset Backed Securities                        --        230,475      --           230,475
Collateralized Mortgage Obligations            --      1,280,790      --         1,280,790
Corporate Bonds                                --     19,178,079      --        19,178,079
Foreign Government Bonds                       --        668,478      --           668,478
Municipal Bonds                                --        941,956      --           941,956
Senior Floating Rate Loan Interests            --      3,881,008      --         3,881,008
Repurchase Agreements                          --      8,164,105      --         8,164,105
Temporary Cash Investments                     --      1,507,033      --         1,507,033
Money Market Mutual Funds                 174,182             --      --           174,182
------------------------------------------------------------------------------------------
Total                                    $596,129    $37,353,797    $ --       $37,949,926
==========================================================================================
Other Financial Instruments*             $692,569    $    39,244    $ --       $   731,813
==========================================================================================

* Other financial instruments include futures contracts and foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    39

Statement of Assets and Liabilities | 9/30/11 (unaudited)

ASSETS:
  Investment in securities (including securities loaned of $1,879,801)
   (cost $40,432,643)                                                     $37,949,926
  Cash                                                                      2,626,024
  Futures Collateral                                                          835,590
  Receivables --
   Investment securities sold                                                     250
   Fund shares sold                                                           308,217
   Variation margin                                                           200,699
   Dividends and interest                                                     543,311
   Forward foreign currency portfolio hedge contracts, open-net                39,244
   Due from Pioneer Investment Management, Inc.                                38,258
  Other                                                                        30,033
-------------------------------------------------------------------------------------
     Total assets                                                         $42,571,552
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $   813,752
   Fund shares repurchased                                                     11,081
   Dividends                                                                   71,547
   Upon return of securities loaned                                         1,995,320
  Foreign currencies, at value (cost $33,834)                                  34,100
  Due to affiliates                                                             1,042
  Accrued expenses                                                             23,597
-------------------------------------------------------------------------------------
     Total liabilities                                                    $ 2,950,439
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $41,075,740
  Undistributed net investment income                                          90,722
  Accumulated net realized gain on investments and foreign currency
   transactions and futures contracts                                         208,454
  Net unrealized loss on investments                                       (2,482,717)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    36,345
  Net unrealized gain on futures contracts                                    692,569
-------------------------------------------------------------------------------------
     Total net assets                                                     $39,621,113
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $5,635,482/597,326 shares)                            $      9.43
  Class C (based on $3,820,872/405,460 shares)                            $      9.42
  Class Y (based on $30,164,759/3,183,619 shares)                         $      9.47
MAXIMUM OFFERING PRICE:
  Class A ($9.43 [divided by] 95.50)                                      $      9.87
=====================================================================================

The accompanying notes are an integral part of these financial statements.

40    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

Statement of Operations (unaudited)

For the period from 5/2/11 (Commencement of Operations) to 9/30/11

INVESTMENT INCOME:
  Dividends                                                         $      7,167
  Interest                                                               520,839
  Income from securities loaned, net                                          99
-------------------------------------------------------------------------------------------------
     Total investment income                                                         $    528,105
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $     64,133
  Transfer agent fees and expenses
   Class A                                                                   863
   Class C                                                                   297
   Class Y                                                                   295
  Distribution fees
   Class A                                                                 5,387
   Class C                                                                14,601
  Shareholder communications expense                                         432
  Administrative reimbursement                                             2,658
  Custodian fees                                                           7,700
  Registration fees                                                       29,328
  Professional fees                                                       36,773
  Printing expense                                                         6,160
  Fees and expenses of nonaffiliated Trustees                              3,510
  Miscellaneous                                                            6,882
-------------------------------------------------------------------------------------------------
     Total expenses                                                                  $    179,019
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                (76,839)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                    $    102,180
-------------------------------------------------------------------------------------------------
       Net investment income                                                         $    425,925
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CREDIT DEFAULT SWAPS,
FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                      $    (31,301)
   Credit default swaps                                                  (51,875)
   Futures contracts                                                     209,901
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                        81,729     $    208,454
-------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                      $ (2,482,717)
   Futures contracts                                                     692,569
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                        36,345     $ (1,753,803)
-------------------------------------------------------------------------------------------------
  Net loss on investments and futures contracts/foreign currency
   transactions                                                                      $ (1,545,349)
-------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                               $ (1,119,424)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    41

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                                         5/2/11
                                                                                         (Commencement
                                                                                         of Operations)
                                                                                         to 9/30/11
                                                                                         (unaudited)
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                    $   425,925
Net realized gain on investments, credit default swaps, futures contracts and foreign
  currency transactions                                                                      208,454
Change in net unrealized loss on investments, futures contracts and foreign currency
  transactions                                                                            (1,753,803)
-------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                                  $(1,119,424)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.12 per share)                                                             $   (68,259)
   Class C ($0.10 per share)                                                                 (36,997)
   Class Y ($0.13 per share)                                                                (229,947)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                                  $  (335,203)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                         $42,008,742
Reinvestment of distributions                                                                174,218
Cost of shares repurchased                                                                (1,107,220)
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share transactions                     $41,075,740
-------------------------------------------------------------------------------------------------------
   Net increase in net assets                                                            $39,621,113
NET ASSETS:
Beginning of period                                                                               --
-------------------------------------------------------------------------------------------------------
End of period                                                                            $39,621,113
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                      $    90,722
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

----------------------------------------------------------------
                                    '11 Shares      '11 Amount
                                    (unaudited)     (unaudited)
----------------------------------------------------------------
Class A*
Shares sold                           624,337       $ 6,206,443
Reinvestment of distributions           2,605            25,165
Less shares repurchased               (29,616)         (285,403)
----------------------------------------------------------------
   Net increase                       597,326       $ 5,946,205
================================================================
Class C*
Shares sold                           407,472       $ 4,051,770
Reinvestment of distributions           1,070            10,339
Less shares repurchased                (3,083)          (29,682)
----------------------------------------------------------------
   Net increase                       405,459       $ 4,032,427
================================================================
Class Y*
Shares sold                         3,251,353       $31,750,529
Reinvestment of distributions          14,429           138,714
Less shares repurchased               (82,163)         (792,135)
----------------------------------------------------------------
   Net increase                     3,183,619       $31,097,108
================================================================

*     Class A, Class C and Class Y shares were first publicly offered on May 2,
      2011.

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    43

Financial Highlights

----------------------------------------------------------------------------------------------
                                                                                5/2/11
                                                                                (Commencement
                                                                                of Operations)
                                                                                to 9/30/11 (a)
                                                                                (unaudited)
----------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                            $ 10.00
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.16
 Net realized and unrealized loss on investments                                  (0.61)
----------------------------------------------------------------------------------------------
   Net decrease in net assets from investment operations                        $ (0.45)
Distributions to shareowners:
 Net investment income                                                            (0.12)
----------------------------------------------------------------------------------------------
Net decrease in net asset value                                                 $ (0.57)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  9.43
==============================================================================================
Total return*                                                                     (4.49)%(b)
Ratio of net expenses to average net assets                                        1.20%**
Ratio of net investment income to average net assets                               4.24%**
Portfolio turnover rate                                                               6%**
Net assets, end of period (in thousands)                                        $ 5,635
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                      2.06%**
 Net investment income                                                             3.38%**
==============================================================================================

(a)   Class A shares were first publicly offered on May 2, 2011.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges.
      Total return would be reduced if sales charges were taken into account.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

44    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

----------------------------------------------------------------------------------------------
                                                                                5/2/11
                                                                                (Commencement
                                                                                of Operations)
                                                                                to 9/30/11 (a)
                                                                                (unaudited)
----------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $ 10.00
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.13
 Net realized and unrealized loss on investments                                  (0.61)
----------------------------------------------------------------------------------------------
   Net decrease in net assets from investment operations                        $ (0.48)
Distributions to shareowners:
 Net investment income                                                            (0.10)
----------------------------------------------------------------------------------------------
Net decrease in net asset value                                                 $ (0.58)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 9.42
==============================================================================================
Total return*                                                                     (4.83)%(b)
Ratio of net expenses to average net assets                                        1.98%**
Ratio of net investment income to average net assets                               3.43%**
Portfolio turnover rate                                                               6%**
Net assets, end of period (in thousands)                                        $ 3,821
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                      2.77%**
 Net investment income                                                             2.64%**
==============================================================================================

(a)   Class C shares were first publicly offered on May 2, 2011.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges.
      Total return would be reduced if sales charges were taken into account.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    45

----------------------------------------------------------------------------------------------
                                                                                5/2/11
                                                                                (Commencement
                                                                                of Operations)
                                                                                to 9/30/11 (a)
                                                                                (unaudited)
----------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                            $ 10.00
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.15
 Net realized and unrealized loss on investments                                  (0.55)
----------------------------------------------------------------------------------------------
   Net decrease in net assets from investment operations                        $ (0.40)
Distributions to shareowners:
 Net investment income                                                            (0.13)
----------------------------------------------------------------------------------------------
Net decrease in net asset value                                                 $ (0.53)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  9.47
==============================================================================================
Total return*                                                                     (4.00)%(b)
Ratio of net expenses to average net assets                                        0.85%**
Ratio of net investment income to average net assets                               5.11%**
Portfolio turnover rate                                                               6%**
Net assets, end of period (in thousands)                                        $30,165
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                      1.69%**
 Net investment income                                                             4.27%**
==============================================================================================

(a)   Class Y shares were first publicly offered on May 2, 2011.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

46    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

Notes to Financial Statements | 9/30/11 (unaudited)

1.    Organization and Significant Accounting Policies

Pioneer Absolute Return Credit Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    47

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At September 30, 2011, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

48    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    49

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

      The tax character of current year distributions payable will be determined at the end of the current taxable year.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,519 in underwriting commissions on the sale of Class A shares during the period ended September 30, 2011.

F.    Class Allocations

      Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder

50    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

      Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Futures Contracts

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the period ended September 30, 2011 was $107.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    51

      At September 30, 2011, open futures contracts were as follows:

---------------------------------------------------------------------------------------
                                  Number of
                                  Contracts       Settlement                 Unrealized
Type                              Long/(Short)    Month         Value        Gain
---------------------------------------------------------------------------------------
CBOE VIX                           19             12/11         $ 661,200    $134,476
CBOE VIX                           15              2/12           520,500      79,342
CBOE SPX Volatility Index          25              1/12           887,500     248,944
CBOE VIX                           13              3/12           445,250      45,550
S&P 500 EMINI                     (32)            12/11         1,801,600      39,632
U.S. 5 Year Note                   (7)            12/11           857,391         438
U.S. Ultra Bond (CBT)              20             12/11         3,172,500     144,187
---------------------------------------------------------------------------------------
                                                                             $692,569
=======================================================================================

H.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
      (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I.    Securities Lending

      The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

52    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

J.    Credit Default Swap Agreements

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

      When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

      The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. The Fund had no credit default swap contracts in the portfolio at September 30, 2011.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    53

2.    Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10%, and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Expenses waived during the period ended September 30, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2013 for Class A, Class C and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $784 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2011.

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended September 30, 2011, such out-of-pocket expenses by class of shares were as follows:

---------------------------------------------------------------------------------------
Shareholder Communications:
---------------------------------------------------------------------------------------
Class A                                                                            $199
Class C                                                                              35
Class Y                                                                             198
---------------------------------------------------------------------------------------
   Total                                                                           $432
=======================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $115 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2011.

54    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

4.    Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $143 in distribution fees payable to PFD at September 30, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the period ended September 30, 2011, there were no CDSCs paid to PFD.

5.    Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended September 30, 2011, the Fund's expenses were not reduced under such arrangements.

6.    Forward Foreign Currency Contracts

At September 30, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the period ended September 30, 2011 was $909,400.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    55

There were no open settlement hedges at September 30, 2011. Open portfolio hedges at September 30, 2011 were as follows:

------------------------------------------------------------------------------------------------
                         Net                                                         Net
                         Contracts to    In Exchange    Settlement                   Unrealized
Currency                 deliver         For            Date          Value          Gain (Loss)
------------------------------------------------------------------------------------------------
CAD (Canadian Dollar)    (584,000)       $ (570,671)    11/15/11      $ (559,082)    $ 11,589
EUR (Euro)                 35,000            47,210     10/17/11          46,974         (236)
EUR (Euro)               (700,000)         (951,807)    12/15/11        (939,462)      12,345
EUR (Euro)                (90,000)         (129,776)    10/17/11        (120,811)       8,965
GBP (British Pound)        20,000            32,582     12/15/11          31,230       (1,352)
GBP (British Pound)      (103,000)         (168,816)    12/15/11        (160,883)       7,933
------------------------------------------------------------------------------------------------
   Total                                                                             $ 39,244
================================================================================================

7.    Additional Disclosures about Derivative Instruments and Hedging
      Activities:

Values of derivative instruments as of September 30, 2011 were as follows:

-----------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting              Asset Derivatives 2011         Liabilities Derivatives 2011
Standards Codification     --------------------------------------------------------------
(ASC) 815 (formerly FASB      Balance Sheet                  Balance Sheet
Statement 133)                Location         Value         Location         Value
Foreign Exchange Contracts    Receivables*     $ 40,832      Payables         $1,588
Futures Contracts             Receivables      $200,699      Payables         $   --
-----------------------------------------------------------------------------------------
   Total                                       $239,943                       $1,588
=========================================================================================

* Foreign exchange contracts are shown as a net receivable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011 was as follows:

---------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                                                                                 Change in
Hedging Instruments                                                            Realized Gain     Unrealized
under Accounting                                                               or (Loss)         Gain or (Loss)
Standards Codification        Location of Gain or (Loss)                       on Derivatives    on Derivatives
(ASC) 815 (formerly FASB      on Derivatives Recognized                        Recognized        Recognized
Statement 133)                in Income                                        in Income         in Income
Foreign Exchange Contracts    Net realized loss on forward foreign             $  (38,235)
                              currency contracts and other assets and
                              liabilities denominated in foreign currencies
Foreign Exchange Contracts    Change in unrealized gain (loss) on                                $ 39,244
                              forward foreign currency contracts and
                              other assets and liabilities denominated
                              in foreign currencies
Futures Contracts             Net realized gain on futures contracts            $ 212,110
Futures Contracts             Change in unrealized gain on                                       $692,569
                              futures contracts
Credit Default Swaps          Net realized loss on credit default swaps         $ (51,875)

56    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

8.    Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    57

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Absolute Return Credit Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement. The Trustees reviewed PIM's investment approach for the Fund and its research process, and considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
In considering the investment advisory agreement, the Trustees noted that Fund was newly-offered and did not have a performance history. The Trustees considered the performance results provided at regular Board meetings for other Pioneer Funds and concluded that the investment performance of such other Pioneer Funds supported the approval of the investment advisory agreement.

Management Fee and Expenses
The Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund's proposed management fee and anticipated expense ratio with a peer group of funds included in the Multisector Bond Morningstar category. The Trustees considered that the Fund's proposed management fee would rank in the fourth quintile of the peer group. (In all quintile rankings referred to throughout this disclosure, the first quintile is most favorable to Fund shareowners.) The Trustees considered the

58    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11
factors distinguishing the Fund from the funds in the peer group. The Trustees also noted that the proposed management fee for the Fund would be ten basis points higher than the management fee currently in effect for Pioneer Strategic Income Fund, another fund managed by Pioneer using investment strategies that are generally similar to those to be employed in the management of the Fund, and noted that Pioneer believed that the higher fee for the Fund was justified given the more complex investment strategies to be employed by Pioneer in the management of the Fund. The Trustees also considered that, taking into account the contractual expense limitation agreed to by PIM with respect to the Fund, the Fund's anticipated expense ratio would rank in the fourth quintile of the peer group. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM.

Profitability
The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees concluded that economies of scale, if any, would be appropriately shared with the Fund.

Other Benefits
The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.

         Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11    59

Trustees, Officers and Service Providers

Trustees                                        Officers
John F. Cogan, Jr., Chairman                    John F. Cogan, Jr., President
David R. Bock                                   Daniel K. Kingsbury, Executive
Mary K. Bush                                      Vice President
Benjamin M. Friedman                            Mark E. Bradley, Treasurer
Margaret B.W. Graham                            Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

60    Pioneer Absolute Return Credit Fund | Semiannual Report | 9/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
Semiannual Report | September 30, 2011
--------------------------------------------------------------------------------




Ticker Symbols:
Class A   PIGFX
Class B   FUNBX
Class C   FUNCX
Class Y   FUNYX




[LOGO] PIONEER
       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                     2

Portfolio Management Discussion                                           4

Portfolio Summary                                                         8

Prices and Distributions                                                  9

Performance Update                                                       10

Comparing Ongoing Fund Expenses                                          14

Schedule of Investments                                                  16

Financial Statements                                                     22

Notes to Financial Statements                                            30

Trustees, Officers and Service Providers                                 37



             Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit low to flat growth and not head into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained strong despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital market volatility. But broadly speaking, we think this subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


             Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     3

Portfolio Management Discussion | 9/30/11

Equity markets were buffeted by the effects of growing investor unease about the state of economies around the globe during the six-month period ended September 30, 2011. In the following interview, Timothy Mulrenan and Andrew Acheson discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the six-month period. Mr. Mulrenan, vice president and portfolio manager, is responsible for day-to-day management of the Fund and is supported by Mr. Acheson, senior vice president and portfolio manager, and Pioneer's domestic equity team.

Q How did Pioneer Fundamental Growth Fund perform during the six months ended September 30, 2011?

A Pioneer Fundamental Growth Fund Class A shares returned -8.18% at net asset value during the six months ended September 30, 2011, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned -12.48%. Over the same period, the average return of the 796 mutual funds in Lipper's Large Cap Growth Funds category was -14.59%.

Q How would you describe the market environment for equities over the six months ended September 30, 2011?

A The equity markets went through a great deal of turmoil during the six-month period, following two years of robust stock performance.

   Several factors combined to cause a reversal in the market's direction, starting with economic growth data from the first quarter of 2011 which signaled that the U.S. economy might be slowing. Also in the first quarter (March 2011), disruptions to the world's industrial supply chain caused by the earthquake and tsunami in Japan had a negative effect on the markets. Heightened awareness of the seriousness of sovereign-debt problems in Greece and several other European nations, and fears about the possible effects of monetary tightening by Chinese authorities, which threatened to slow growth in that country and potentially undercut one of the principal drivers of the global economy, also diminished investors' enthusiasm. Then in the summer of 2011, partisan political squabbles highlighted by the debate over the extension of the debt ceiling in the United States undermined the confidence of both consumers and the business community.

   In reaction to the negative news, investors began to lower their expectations that the economy would continue to expand and that corporate profits would maintain a growth trajectory. Growing concerns were only exacerbated in August when the Standard & Poor's ratings agency downgraded its credit rating for U.S. Treasury securities for the first time since one of


4     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11
   the agency's predecessor companies awarded its highest rating to the U.S. in 1917.

   The dominant trend in the capital markets changed from optimism about the economy to greater caution and a desire to avoid risk over the six-month period. As a consequence, stocks generally fell in price.

Q How was the Fund positioned in that environment, and how did the positioning affect the Fund's performance over the six months ended September 30, 2011?

A The Fund's investments suffered a decline in the general market sell-off during the six-month period, but the Fund was still able to outperform both the benchmark Russell Index and its Lipper peers. While the Fund's performance obviously reflects some of the effects of the market reversals over the six-month period ended September 30, 2011, the Fund was well positioned to withstand the worst of the market's shifts in the changing environment because of our emphasis on better-quality, stable-growth companies. Over the six-month period we generally avoided investing the Fund in more economically sensitive companies and corporations with less consistent earnings. Such higher-risk companies had led the market rally in the two years prior to the start of the six-month period ended September 30, 2011, but their stocks also suffered the greatest price losses during the past six months as investors fled from risk and gravitated toward higher quality.

Q What types of investments had the most noteworthy effects on the Fund's relative performance during the six months ended September 30, 2011?

A The Fund's emphasis on stable growth companies resulted in good relative performance across the different sectors of the market during a period when better-quality securities outperformed. Stock selections in the information technology sector held up best, however, with the Fund's investment in MasterCard performing particularly well. The giant processor of credit card and debit card transactions reported strong earnings gains driven by robust growth in transactions, especially outside the United States. The company's stock had begun the period (April 1, 2011) at a relatively low valuation after underperforming in 2010 due to investor concerns about the effects of new financial regulations. Sentiment changed in the company's favor in 2011, however, as revenues grew and investors focused more on the long-term secular trend favoring electronic processors. Other technology investments that performed relatively well for the Fund included Microsoft, Apple and Google.

   Outside information technology, discount retailer Ross Stores was a major contributor to the Fund's performance over the six-month period. The discount retailer enjoyed strong sales growth as consumers welcomed the opportunity to buy branded goods at affordable prices. In health care,


             Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     5
   another solid contributor to the Fund's performance was Allergan, a company specializing in eye care and cosmetic medicines. The company received a major boost when it won approval for the use of Botox-related formulas for the treatment of migraine headaches and bladder disorders.

   The Fund, however, did have some disappointing investments over the period. One of the major detractors from Fund performance was National Oilwell Varco, which provides equipment and services for oil and natural gas drilling, especially for offshore operations. As the price of crude oil fell during the period, investors grew concerned that oil companies might reduce their investments in energy development projects. As a consequence, the company's share price declined, even though National Oilwell Varco continued to post solid earnings gains. Despite the disappointing results, we continue to favor the stock because of its longer-term prospects. We have the same long-term view of the prospects for Occidental Petroleum, another of the Fund's energy sector investments that underperformed during the six-month period. Occidental is an integrated oil company, and we have remained impressed by the company's underlying fundamentals; but the firm's share price declined as the price of oil fell during the period. In health care, Hospira, a company that manufactures generic injectable pharmaceutical products, was a third detractor from the Fund's performance during the period. Hospira's stock price faltered when the company's announced decision to invest for future growth outside the United States was seen as having negative effects on earnings in 2012. In addition, Hospira also had to deal with manufacturing process problems at one of its production plants.

Q  What is your investment outlook?

A As we approach 2012, we anticipate that sluggish growth will persist both in the United States and in Europe, but that more robust expansion in the emerging markets should continue to drive improvements to the global economy. We expect solid growth in China, one of the main drivers of the global economy, even if that growth decelerates somewhat. In the United States, we anticipate continued economic expansion, although growth is likely to remain slow. We think that corporate earnings in the United
   States will continue to improve, although the rate of improvement may decelerate somewhat. With the exception of companies in the financials sector, corporate balance sheets remain quite solid--much stronger, in fact, than they were in 2007 and 2008 when the domestic economy slumped. Europe, however, faces a greater risk of recession. Some southern European nations already have fallen back into recession.

   In the near term, we continue to expect a high degree of volatility in short-term stock market trends as investors react to daily headlines out of Europe and to any new signs of political stalemate over economic policy in the United States. While there are uncertainties that cloud the economic outlook,


6     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11
   we believe stock market valuations are reasonable and that investments in many companies offer impressive upside potential. In this environment, we think it makes sense to maintain our focus for the Fund's investments on better-quality companies that have demonstrated their abilities to improve their profits, even in difficult economic climates. Over the longer term, we believe such companies should continue to perform well.

Please refer to the Schedule of Investments on pages 16-21 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.


             Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     7

Portfolio Summary | 9/30/11

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                         30.6%
Health Care                                    17.0%
Consumer Staples                               14.1%
Industrials                                    10.4%
Energy                                          9.6%
Consumer Discretionary                          8.4%
Materials                                       7.2%
Financials                                      2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.  Apple, Inc.                               6.02%
 2.  Microsoft Corp.                           4.71
 3.  MasterCard, Inc.                          4.66
 4.  Coca-Cola Co.                             4.18
 5.  Google, Inc.                              4.14
 6.  Oracle Corp.                              4.06
 7.  Ross Stores, Inc.                         4.01
 8.  Baxter International, Inc.                3.61
 9.  Exxon Mobil Corp.                         3.52
10.  United Technologies Corp.                 3.35

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

Prices and Distributions | 9/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                 9/30/11                 3/31/11
--------------------------------------------------------------------------------
       A                   $ 10.89                 $ 11.86
--------------------------------------------------------------------------------
       B                   $ 10.33                 $ 11.30
--------------------------------------------------------------------------------
       C                   $ 10.38                 $ 11.34
--------------------------------------------------------------------------------
       Y                   $ 10.96                 $ 11.91
--------------------------------------------------------------------------------

Distributions per Share: 4/1/11-9/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net
                Investment        Short-Term           Long-Term
     Class        Income        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A           $  --            $  --               $  --
--------------------------------------------------------------------------------
       B           $  --            $  --               $  --
--------------------------------------------------------------------------------
       C           $  --            $  --               $  --
--------------------------------------------------------------------------------
       Y           $  --            $  --               $  --
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.


             Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     9

Performance Update | 9/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                      Net Asset       Public Offering
Period                                Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(8/22/02)                             5.17%           4.48%
5 Years                               2.48            1.28
1 Year                                5.41           -0.67
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2011)
--------------------------------------------------------------------------------
                                      Gross           Net
--------------------------------------------------------------------------------
                                      1.28%           1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

--------------------------------------------------------------------------------
              Pioneer Fundamental             Russell 1000
              Growth Fund                     Growth Index
--------------------------------------------------------------------------------
8/02           9425                           10000
               8481                            8963
9/03          10602                           11286
              11144                           12133
9/05          13204                           13540
              13803                           14357
9/07          16072                           17136
              13555                           13558
9/09          13640                           13307
              14802                           14990
9/11          15602                           15557

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

Performance Update | 9/30/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                         If           If
Period                                   Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                               1.59%        1.59%
5 Years                                  1.57         1.57
1 Year                                   4.57         0.57
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2011)
--------------------------------------------------------------------------------
                                         Gross        Net
--------------------------------------------------------------------------------
                                         2.23%        2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

--------------------------------------------------------------------------------
              Pioneer Fundamental             Russell 1000
              Growth Fund                     Growth Index
--------------------------------------------------------------------------------
12/05         10000                           10000
 9/06         10341                           10297
 9/07         11947                           12290
 9/08          9978                            9724
 9/09          9952                            9544
 9/10         10688                           10751
 9/11         11176                           11158

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2013, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     11

Performance Update | 9/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                         If           If
Period                                   Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                               1.67%        1.67%
5 Years                                  1.66         1.66
1 Year                                   4.65         4.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2011)
--------------------------------------------------------------------------------
                                         Gross        Net
--------------------------------------------------------------------------------
                                         2.03%        2.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

--------------------------------------------------------------------------------
              Pioneer Fundamental        Russell 1000
              Growth Fund                Growth Index
--------------------------------------------------------------------------------
12/05         10000                      10000
 9/06         10331                      10297
 9/07         11936                      12290
 9/08          9978                       9724
 9/09          9963                       9544
 9/10         10719                      10751
 9/11         11217                      11158

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

Performance Update | 9/30/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2011)
--------------------------------------------------------------------------------
                                         If           If
Period                                   Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(8/22/02)                                5.00%        5.00%
5 Years                                  2.19         2.19
1 Year                                   6.00         6.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2011)
--------------------------------------------------------------------------------
                                         Gross        Net
--------------------------------------------------------------------------------
                                         0.78%        0.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

--------------------------------------------------------------------------------
              Pioneer Fundamental             Russell 1000
              Growth Fund                     Growth Index
--------------------------------------------------------------------------------

8/02          5000000                         5000000
              4497908                         4481357
9/03          5622385                         5642774
              5910042                         6066466
9/05          7002760                         6769936
              7319956                         7178556
9/07          8470523                         8567901
              7054730                         6779061
9/09          7073751                         6653445
              7696078                         7495219
9/11          8157990                         7778418

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2011 through September 30, 2011.

-------------------------------------------------------------------------------------------
 Share Class                     A               B               C               Y
-------------------------------------------------------------------------------------------
 Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 4/1/11
-------------------------------------------------------------------------------------------
 Ending Account                $918.20         $914.20         $915.30         $920.20
 Value (after expenses)
 on 9/30/11
-------------------------------------------------------------------------------------------
 Expenses Paid                   $6.01          $10.32           $9.46           $3.71
 During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 1.97% and 0.77% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


14     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2011 through September 30, 2011.

-------------------------------------------------------------------------------------------
 Share Class                     A               B               C               Y
-------------------------------------------------------------------------------------------
 Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 4/1/11
-------------------------------------------------------------------------------------------
 Ending Account              $1,018.80       $1,014.29       $1,015.19       $1,021.21
 Value (after expenses)
 on 9/30/11
-------------------------------------------------------------------------------------------
 Expenses Paid                   $6.33          $10.86           $9.95           $3.90
 During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 1.97% and 0.77% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     15

Schedule of Investments | 9/30/11 (unaudited)

-------------------------------------------------------------------------
Shares                                                       Value
-------------------------------------------------------------------------
             COMMON STOCKS -- 96.3%
             ENERGY -- 9.3%
             Integrated Oil & Gas -- 4.9%
177,150      Exxon Mobil Corp.                               $ 12,866,405
 81,200      Occidental Petroleum Corp.                         5,805,800
                                                             ------------
                                                             $ 18,672,205
-------------------------------------------------------------------------
             Oil & Gas Equipment & Services -- 2.5%
186,200      National-Oilwell Varco, Inc.                    $  9,537,164
-------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 1.9%
211,300      Southwestern Energy Co.*                        $  7,042,629
                                                             ------------
             Total Energy                                    $ 35,251,998
-------------------------------------------------------------------------
             MATERIALS -- 7.0%
             Fertilizers & Agricultural Chemicals -- 0.8%
 52,155      Monsanto Co.                                    $  3,131,386
-------------------------------------------------------------------------
             Gold -- 1.8%
105,430      Newmont Mining Corp.                            $  6,631,547
-------------------------------------------------------------------------
             Industrial Gases -- 2.8%
115,070      Praxair, Inc.                                   $ 10,756,744
-------------------------------------------------------------------------
             Specialty Chemicals -- 1.6%
121,000      Ecolab, Inc. (b)                                $  5,915,690
                                                             ------------
             Total Materials                                 $ 26,435,367
-------------------------------------------------------------------------
             CAPITAL GOODS -- 7.7%
             Aerospace & Defense -- 3.2%
174,355      United Technologies Corp.                       $ 12,267,618
-------------------------------------------------------------------------
             Industrial Conglomerates -- 2.8%
146,145      3M Co.                                          $ 10,491,750
-------------------------------------------------------------------------
             Trading Companies & Distributors -- 1.7%
 42,900      W.W. Grainger, Inc. (b)                         $  6,415,266
                                                             ------------
             Total Capital Goods                             $ 29,174,634
-------------------------------------------------------------------------
             TRANSPORTATION -- 2.3%
             Air Freight & Couriers -- 2.3%
139,230      United Parcel Service, Inc.                     $  8,792,375
                                                             ------------
             Total Transportation                            $  8,792,375
-------------------------------------------------------------------------
             CONSUMER SERVICES -- 2.6%
             Restaurants -- 2.6%
269,900      Starbucks Corp.                                 $ 10,064,571
                                                             ------------
             Total Consumer Services                         $ 10,064,571
-------------------------------------------------------------------------
             MEDIA -- 1.6%
             Movies & Entertainment -- 1.6%
155,645      Viacom, Inc. (Class B)                          $  6,029,687
                                                             ------------
             Total Media                                     $  6,029,687
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

---------------------------------------------------------------------
Shares                                                   Value
---------------------------------------------------------------------
             RETAILING -- 3.9%
             Apparel Retail -- 3.9%
186,270      Ross Stores, Inc.                           $ 14,657,586
                                                         ------------
             Total Retailing                             $ 14,657,586
---------------------------------------------------------------------
             FOOD & DRUG RETAILING -- 2.0%
             Drug Retail -- 2.0%
226,600      CVS/Caremark Corp.                          $  7,609,228
                                                         ------------
             Total Food & Drug Retailing                 $  7,609,228
---------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 9.7%
             Soft Drinks -- 6.5%
226,090      Coca-Cola Co.                               $ 15,274,640
149,900      PepsiCo, Inc.                                  9,278,810
                                                         ------------
                                                         $ 24,553,450
---------------------------------------------------------------------
             Tobacco -- 3.2%
193,900      Philip Morris International                 $ 12,095,482
                                                         ------------
             Total Food, Beverage & Tobacco              $ 36,648,932
---------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 1.9%
             Household Products -- 1.9%
116,600      Procter & Gamble Co.*                       $  7,366,788
                                                         ------------
             Total Household & Personal Products         $  7,366,788
---------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 8.5%
             Health Care Equipment -- 6.6%
235,245      Baxter International, Inc.                  $ 13,206,654
197,700      Covidien, Ltd.                                 8,718,570
 41,940      Edwards Lifesciences Group*                    2,989,483
                                                         ------------
                                                         $ 24,914,707
---------------------------------------------------------------------
             Health Care Services -- 1.9%
118,400      DaVita, Inc.*                               $  7,420,128
                                                         ------------
             Total Health Care Equipment & Services      $ 32,334,835
---------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 7.8%
             Biotechnology -- 0.9%
 75,700      Vertex Pharmaceuticals, Inc.*               $  3,371,678
---------------------------------------------------------------------
             Life Sciences Tools & Services -- 2.8%
209,430      Thermo Fisher Scientific, Inc.*             $ 10,605,535
---------------------------------------------------------------------
             Pharmaceuticals -- 4.1%
120,500      Allergan, Inc.                              $  9,926,790
156,500      Hospira, Inc.*                                 5,790,500
                                                         ------------
                                                         $ 15,717,290
                                                         ------------
             Total Pharmaceuticals & Biotechnology       $ 29,694,503
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     17

-------------------------------------------------------------------------
Shares                                                       Value
-------------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 1.3%
            Specialized Finance -- 1.3%
 41,965     Intercontinental Exchange, Inc.*                 $  4,962,781
                                                             ------------
            Total Diversified Financials                     $  4,962,781
-------------------------------------------------------------------------
            INSURANCE -- 1.3%
            Property & Casualty Insurance -- 1.3%
273,430     Progressive Corp.*                               $  4,856,117
                                                             ------------
            Total Insurance                                  $  4,856,117
-------------------------------------------------------------------------
            SOFTWARE & SERVICES -- 18.3%
            Data Processing & Outsourced Services -- 5.8%
336,910     Western Union Co.                                $  5,151,354
 53,720     MasterCard, Inc.                                   17,037,835
                                                             ------------
                                                             $ 22,189,189
-------------------------------------------------------------------------
            Internet Software & Services -- 4.0%
 29,430     Google, Inc.*(b)                                 $ 15,138,203
-------------------------------------------------------------------------
            Systems Software -- 8.5%
692,390     Microsoft Corp.                                  $ 17,233,587
517,420     Oracle Corp.                                       14,870,651
                                                             ------------
                                                             $ 32,104,238
                                                             ------------
            Total Software & Services                        $ 69,431,630
-------------------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 9.6%
            Communications Equipment -- 3.8%
193,800     Juniper Networks, Inc.*                          $  3,344,988
232,310     Qualcomm, Inc.                                     11,297,235
                                                             ------------
                                                             $ 14,642,223
-------------------------------------------------------------------------
            Computer Hardware -- 5.8%
 57,715     Apple, Inc.*                                     $ 22,007,884
                                                             ------------
            Total Technology Hardware & Equipment            $ 36,650,107
-------------------------------------------------------------------------
            SEMICONDUCTORS -- 1.5%
            Semiconductor Equipment -- 1.5%
170,400     ASM Lithography Holdings NV (A.D.R.)             $  5,885,616
-------------------------------------------------------------------------
            Total Semiconductors                             $  5,885,616
-------------------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $298,797,374)                              $365,846,755
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

---------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------
             TEMPORARY CASH INVESTMENTS -- 6.3%
             Securities Lending Collateral -- 6.3% (c)
             Certificates of Deposit:
558,927      Bank of Montreal Chicago, 0.18%, 10/20/11                     $    559,131
559,101      Bank of Montreal Chicago, 0.38%, 9/26/12                           559,131
558,879      Bank of Nova Scotia, 0.32%, 10/11/12                               559,131
139,871      Bank of Nova Scotia Houston, 0.54%, 6/11/12                        139,911
698,542      Canadian Imperial Bank of Commerce NY, 0.21%, 10/3/11              698,914
698,526      Dnb Nor Bank ASA NY, 0.22%, 11/14/11                               698,872
628,656      JPMorgan Chase Bank NA, 0.28%, 5/18/12                             629,023
349,262      National Australia Bank NY, 0.27%, 10/19/11                        349,456
489,189      National Australia Bank NY, 0.31%, 1/9/12                          489,240
768,709      RaboBank Nederland, 0.32%, 4/2/12                                  768,888
349,349      Royal Bank of Canada NY, 0.48%, 10/1/12                            349,457
698,199      Skandinav Enskilda Bank NY, 0.33%, 11/9/11                         698,929
279,345      Wachovia Corp., 0.38%, 10/15/11                                    279,575
209,692      Wachovia Corp., 0.48%, 3/1/12                                      209,775
698,751      Westpac Banking Corp., NY, 0.33%, 12/6/11                          698,914
                                                                           ------------
                                                                           $  7,688,347
---------------------------------------------------------------------------------------
             Commercial Paper:
279,377      American Honda Finance, 0.30%, 1/11/12                        $    279,566
167,168      Chariot Funding LLC, 0.16%, 10/17/11                               167,168
559,122      Chariot Funding LLC, 0.16%, 10/5/11                                559,122
489,203      Chariot Funding LLC, 0.15%, 10/19/11                               489,203
223,524      Commonwealth Bank of Australia, 0.28%, 12/15/11                    223,524
425,877      Commonwealth Bank of Australia, 0.39%, 2/23/12                     425,877
349,439      Falcon Asset Securitization Co., LLC, 0.16%, 10/13/11              349,439
698,896      Falcon Asset Securitization Co., LLC, 0.16%, 10/7/11               698,896
320,743      Federal Farm Credit, 0.18%, 8/20/12                                320,812
502,795      General Electric Capital Corp., 0.37%, 4/10/12                     503,215
 69,790      General Electric Capital Corp., 0.42%, 7/27/12                      69,844
 76,861      General Electric Capital Corp., 0.48%, 11/21/11                     76,902
349,453      National Australia Funding Delaware, Inc., 0.19%, 10/3/11          349,453
628,757      Nestle Capital Corp., 0.19%, 12/20/11                              628,757
558,697      Nordea NA, 0.28%, 1/9/12                                           558,697
448,093      Old Line Funding LLC, 0.17%, 10/5/11                               448,093
209,668      Old Line Funding LLC, 0.17%, 10/7/11                               209,668
559,060      Procter & Gamble, 0.14%, 11/3/11                                   559,060
349,193      Royal Bank of Canada, 0.30%, 10/1/12                               349,457
419,311      Sanofi Aventis SA, 0.17%, 10/20/11                                 419,311
155,228      Straight-A Funding LLC, 0.19%, 12/9/2011                           155,228
698,746      Svenska HandelsBanken, 0.38%, 6/29/12                              698,914
374,794      Thunderbay Funding LLC, 0.17%, 10/12/11                            374,794
279,966      Thunderbay Funding LLC, 0.18%, 10/5/2011                           279,966
139,721      Thunderbay Funding LLC, 0.22%, 12/13/11                            139,721

The accompanying notes are an integral part of these financial statements.

            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     19

-----------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------
                    Commercial Paper -- (continued)
      279,455       Thunderbay Funding LLC, 0.22%, 12/5/11                         $    279,455
      349,424       Variable Funding Capital Co., LLC, 0.19%, 10/19/11                  349,424
      349,321       Variable Funding Capital Co., LLC, 0.21%, 12/7/11                   349,321
      139,735       Wells Fargo & Co., 0.34%, 1/24/12                                   139,826
                                                                                   ------------
                                                                                   $ 10,452,713
-----------------------------------------------------------------------------------------------
                    Tri-party Repurchase Agreements:
      698,914       Merrill Lynch, Inc., 0.04%, dated 9/30/11, repurchase price of $698,914 plus accrued interest on 10/3/11
                    collateralized by the following:
                      $137,800 U.S. Treasury Bond, 5.0%, 5/15/37
                      $575,094 U.S. Treasury Note, 1.75%, 5/31/16                  $    698,914
    2,802,591       RBS Securities, Inc., 0.05%, dated 9/30/11, repurchase
                    price of $2,802,591 plus accrued interest on 10/3/11
                    collateralized by $2,858,710 Federal Home Loan Mortgage
                    Corp., 0.0%, 3/30/12 - 6/30/12                                    2,802,591
      279,566       Barclays Capital Markets, 0.05%, dated 9/30/11,
                    repurchase price of $279,566 plus accrued interest on
                    10/3/11 collateralized by $285,157 U.S. Treasury Notes,
                    3.125-3.625%, 2/15/21 - 5/15/21                                     279,566
                                                                                   ------------
                                                                                   $  3,781,071
-----------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------
                    Money Market Mutual Funds:
    1,048,372       Dreyfus Preferred Money Market Fund                            $  1,048,372
    1,048,372       Fidelity Prime Money Market Fund                                  1,048,372
                                                                                   ------------
                                                                                   $  2,096,744
-----------------------------------------------------------------------------------------------
                    Total Securities Lending Collateral                            $ 24,018,875
-----------------------------------------------------------------------------------------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $24,018,875)                                             $ 24,018,875
-----------------------------------------------------------------------------------------------
                    TOTAL INVESTMENT IN SECURITIES -- 102.6%
                    (Cost $322,816,249) (a)                                        $389,865,630
-----------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- (2.6)%                         $(10,009,085)
-----------------------------------------------------------------------------------------------
                    TOTAL NET ASSETS -- 100.0%                                     $379,856,545
===============================================================================================

(A.D.R.) American Depositary Receipt

*        Non-income producing security.


The accompanying notes are an integral part of these financial statements.

20     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

(a) At September 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $323,952,171 was as follows:


           Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost      $74,783,831
           Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value       (8,870,372)
                                                                     -----------
           Net unrealized gain                                       $65,913,459
                                                                     ===========

(b)      At September 30, 2011, the following securities were out on loan:

--------------------------------------------------------------------------------
         Shares         Security                                     Value
--------------------------------------------------------------------------------
         112,000        Ecolab, Inc.                                 $ 5,475,680
          25,000        Google, Inc.*                                 12,859,500
          31,250        W.W. Grainger, Inc.                            4,673,125
--------------------------------------------------------------------------------
                        Total                                        $23,008,305
================================================================================

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2011 aggregated $65,896,729 and $28,753,155, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                               Level 1           Level 2         Level 3      Total
------------------------------------------------------------------------------------------
Common Stocks                  $365,846,755      $        --     $--          $365,846,755
Temporary Cash Investments               --       18,141,060      --            18,141,060
Repurchase Agreements                    --        3,781,071      --             3,781,071
Money Market Mutual Funds         2,096,744               --      --             2,096,744
------------------------------------------------------------------------------------------
Total                          $367,943,499      $21,922,131     $--          $389,865,630
==========================================================================================


The accompanying notes are an integral part of these financial statements.

            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     21

Statement of Assets and Liabilities | 9/30/11 (unaudited)

ASSETS:
  Investment in securities (including securities loaned of $23,008,305)
   (cost $322,816,249)                                                  $389,865,630
  Cash                                                                    12,028,657
  Receivables --
   Fund shares sold                                                        2,033,876
   Dividends                                                                 433,887
   Due from Pioneer Investment Management, Inc.                                4,461
  Other                                                                       56,249
------------------------------------------------------------------------------------
     Total assets                                                       $404,422,760
====================================================================================
LIABILITIES:
  Payables --
   Fund shares repurchased                                              $    461,843
   Upon return of securities loaned                                       24,018,875
  Due to affiliates                                                           48,885
  Accrued expenses                                                            36,612
------------------------------------------------------------------------------------
     Total liabilities                                                   $24,566,215
====================================================================================
NET ASSETS:
  Paid-in capital                                                       $298,831,921
  Undistributed net investment income                                      1,194,465
  Accumulated net realized gain on investments                            12,780,778
  Net unrealized gain on investments                                      67,049,381
------------------------------------------------------------------------------------
     Total net assets                                                   $379,856,545
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $146,155,412/13,417,564 shares)                     $      10.89
  Class B (based on $3,012,532/291,637 shares)                          $      10.33
  Class C (based on $15,106,523/1,455,237 shares)                       $      10.38
  Class Y (based on $215,582,078/19,668,160 shares)                     $      10.96
MAXIMUM OFFERING PRICE:
  Class A ($10.89 [divided by] 94.25%)                                  $      11.55
====================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

Statement of Operations (unaudited)

For the Six Months Ended 9/30/11

INVESTMENT INCOME:
  Dividends                                                 $2,675,843
  Interest                                                         969
  Income from securities loaned, net                             6,445
----------------------------------------------------------------------------------------
     Total investment income                                                $  2,683,257
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $1,214,677
  Transfer agent fees
   Class A                                                      99,865
   Class B                                                       7,012
   Class C                                                      11,334
   Class Y                                                       1,888
  Distribution fees
   Class A                                                     159,089
   Class B                                                      17,538
   Class C                                                      75,745
  Shareholder communications expense                           136,170
  Administrative reimbursement                                  53,930
  Custodian fees                                                 4,670
  Registration fees                                             25,884
  Professional fees                                             36,867
  Printing expense                                              19,334
  Fees and expenses of nonaffiliated Trustees                    6,975
  Miscellaneous                                                    554
----------------------------------------------------------------------------------------
     Total expenses                                                         $  1,871,532
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                (5,682)
----------------------------------------------------------------------------------------
     Net expenses                                                           $  1,865,850
----------------------------------------------------------------------------------------
       Net investment income                                                $    817,407
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
   Investments                                              $8,423,623
   Class action                                                197,503      $  8,621,126
----------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                              $(40,893,228)
----------------------------------------------------------------------------------------
  Net loss on investments                                                   $(32,272,102)
----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                      $(31,454,695)
========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     23

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           9/30/11            Year Ended
                                                           (unaudited)        3/31/11
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $    817,407       $  1,796,486
Net realized gain on investments and class action             8,621,126         10,859,624
Change in net unrealized gain (loss) on investments         (40,893,228)        26,028,365
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                            $(31,454,695)      $ 38,684,475
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.00 and $0.02 per share, respectively)       $         --       $   (190,279)
   Class Y ($0.00 and $0.07 per share, respectively)                 --         (1,262,427)
Net realized gain:
   Class A ($0.00 and $0.28 per share, respectively)                 --         (2,816,846)
   Class B ($0.00 and $0.28 per share, respectively)                 --           (103,046)
   Class C ($0.00 and $0.28 per share, respectively)                 --           (362,608)
   Class Y ($0.00 and $0.28 per share, respectively)                 --         (5,787,598)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $         --       $(10,522,804)
===========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $ 83,460,345       $ 75,977,564
Reinvestment of distributions                                        --          5,085,492
Cost of shares repurchased                                  (41,041,346)      (111,013,443)
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                               $ 42,418,999       $(29,950,387)
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                   $ 10,964,304       $ (1,788,716)
NET ASSETS:
Beginning of period                                         368,892,241        370,680,957
-------------------------------------------------------------------------------------------
End of period                                              $379,856,545       $368,892,241
-------------------------------------------------------------------------------------------
Undistributed net investment income                        $  1,194,465       $    377,058
===========================================================================================

The accompanying notes are an integral part of these financial statements.

24     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

------------------------------------------------------------------------------------------------------
                                     9/30/11        9/30/11               3/31/11        3/31/11
                                     Shares         Amount                Shares         Amount
                                     (unaudited)    (unaudited)
------------------------------------------------------------------------------------------------------
Class A
Shares sold                           4,660,974     $53,774,344            3,242,735     $ 35,525,978
Reinvestment of distributions                --              --              222,915        2,411,551
Less shares repurchased              (1,641,129)    (19,231,472)          (3,763,543)     (40,222,307)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)            3,019,845     $34,542,872             (297,893)    $ (2,284,778)
======================================================================================================
Class B
Shares sold or exchanged                 30,036     $   332,728              140,582     $  1,469,119
Reinvestment of distributions                --              --                8,897           91,566
Less shares repurchased                 (95,072)     (1,063,019)            (183,489)      (1,923,165)
------------------------------------------------------------------------------------------------------
   Net decrease                         (65,036)    $  (730,291)             (34,010)    $   (362,480)
======================================================================================================
Class C
Shares sold                             342,254     $ 3,764,654              523,888     $  5,439,603
Reinvestment of distributions                --              --               26,576          274,535
Less shares repurchased                (222,482)     (2,473,683)            (288,009)      (3,010,277)
------------------------------------------------------------------------------------------------------
   Net increase                         119,772     $ 1,290,971              262,455     $  2,703,861
======================================================================================================
Class Y
Shares sold                           2,182,685     $25,588,619            3,074,285     $ 33,542,864
Reinvestment of distributions                --              --              211,078        2,307,840
Less shares repurchased              (1,532,242)    (18,273,172)          (5,915,674)     (65,857,694)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)              650,443     $ 7,315,447           (2,630,311)    $(30,006,990)
======================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     25

Financial Highlights

---------------------------------------------------------------------------------------------------------
                                                                              Six Months
                                                                              Ended             Year
                                                                              9/30/11           Ended
                                                                              (unaudited)       3/31/11
---------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                          $  11.86          $  10.96
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                        $   0.01          $   0.03
 Net realized and unrealized gain (loss) on investments                          (0.98)             1.17
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations              $  (0.97)         $   1.20
---------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                              --             (0.02)
 Net realized gain                                                                  --             (0.28)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                    $  (0.97)         $   0.90
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  10.89          $  11.86
=========================================================================================================
Total return*                                                                    (8.18)%           11.23%
Ratio of net expenses to average net assets+                                      1.25%**           1.25%
Ratio of net investment income to average net assets+                             0.18%**           0.25%
Portfolio turnover rate                                                             16%**             18%
Net assets, end of period (in thousands)                                      $146,155          $123,305
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.25%**           1.28%
 Net investment income (loss)                                                     0.18%**           0.22%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     1.25%**           1.25%
 Net investment income                                                            0.18%**           0.25%
=========================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                              Year         Year        Year        Year
                                                                              Ended        Ended       Ended       Ended
                                                                              3/31/10      3/31/09     3/31/08     3/31/07
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                          $   8.25     $ 11.32     $ 11.26     $ 10.98
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                        $   0.02     $  0.01     $  0.01     $  0.01
 Net realized and unrealized gain (loss) on investments                           3.29       (3.06)       0.27        0.58
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations              $   3.31     $ (3.05)    $  0.28     $  0.59
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                           (0.02)         --          --          --
 Net realized gain                                                               (0.58)      (0.02)      (0.22)      (0.31)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                    $   2.71     $ (3.07)    $  0.06     $  0.28
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  10.96     $  8.25     $ 11.32     $ 11.26
============================================================================================================================
Total return*                                                                    40.50%     (26.95)%      2.39%       5.41%
Ratio of net expenses to average net assets+                                      1.25%       1.25%       1.25%       1.25%
Ratio of net investment income to average net assets+                             0.14%       0.24%       0.13%       0.03%
Portfolio turnover rate                                                             45%         27%         30%         65%
Net assets, end of period (in thousands)                                      $117,218     $ 6,720     $ 4,053     $ 2,194
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.47%       3.94%       3.94%       5.34%
 Net investment income (loss)                                                    (0.07)%     (2.45)%     (2.56)%     (4.06)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     1.25%       1.25%       1.25%       1.25%
 Net investment income                                                            0.14%       0.24%       0.13%       0.03%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

-------------------------------------------------------------------------------------------------------------
                                                                             Six Months
                                                                             Ended                Year
                                                                             9/30/11              Ended
                                                                             (unaudited)          3/31/11
-------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                         $ 11.30              $ 10.53
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                         $ (0.04)             $ (0.07)(a)
 Net realized and unrealized gain (loss) on investments                        (0.93)                1.12
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations             $ (0.97)             $  1.05
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                                                --                (0.28)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $ (0.97)             $  0.77
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 10.33              $ 11.30
=============================================================================================================
Total return*                                                                  (8.58)%              10.26%
Ratio of net expenses to average net assets+                                    2.15%**              2.15%
Ratio of net investment loss to average net assets+                            (0.74)%**            (0.65)%
Portfolio turnover rate                                                           16%**                18%
Net assets, end of period (in thousands)                                     $ 3,013              $ 4,029
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   2.26%**              2.23%
 Net investment loss                                                           (0.85)%**            (0.73)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   2.15%**              2.15%
 Net investment loss                                                           (0.74)%**            (0.65)%
=============================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                             Year           Year         Year         Year
                                                                             Ended          Ended        Ended        Ended
                                                                             3/31/10        3/31/09      3/31/08      3/31/07
----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                         $  8.01        $ 11.09      $ 11.13      $ 10.95
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                         $ (0.05)(a)    $ (0.04)     $ (0.05)     $ (0.06)
 Net realized and unrealized gain (loss) on investments                         3.15          (3.02)        0.23         0.55
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations             $  3.10        $ (3.06)     $  0.18      $  0.49
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                                             (0.58)         (0.02)       (0.22)       (0.31)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $  2.52        $ (3.08)     $ (0.04)     $  0.18
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 10.53        $  8.01      $ 11.09      $ 11.13
===============================================================================================================================
Total return*                                                                  39.09%        (27.60)%       1.51%        4.50%
Ratio of net expenses to average net assets+                                    2.15%          2.16%        2.17%        2.15%
Ratio of net investment loss to average net assets+                            (0.71)%        (0.67)%      (0.78)%      (0.83)%
Portfolio turnover rate                                                           45%            27%          30%          65%
Net assets, end of period (in thousands)                                     $ 4,114        $ 1,169      $ 1,057      $   366
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   2.53%          4.85%        5.01%        7.63%
 Net investment loss                                                           (1.09)%        (3.36)%      (3.62)%      (6.31)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   2.15%          2.15%        2.15%        2.15%
 Net investment loss                                                           (0.71)%        (0.66)%      (0.76)%      (0.83)%
===============================================================================================================================


(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

             Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11    27

-----------------------------------------------------------------------------------------------------------
                                                                             Six Months
                                                                             Ended            Year
                                                                             9/30/11          Ended
                                                                             (unaudited)      3/31/11
-----------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                         $   11.34        $   10.56
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                         $   (0.03)       $   (0.05)(a)
 Net realized and unrealized gain (loss) on investments                          (0.93)            1.11
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations             $   (0.96)       $    1.06
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                                                  --            (0.28)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $   (0.96)       $    0.78
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $   10.38        $   11.34
===========================================================================================================
Total return*                                                                    (8.47)%          10.33%
Ratio of net expenses to average net assets+                                      1.97%**          2.03%
Ratio of net investment loss to average net assets+                              (0.54)%**        (0.52)%
Portfolio turnover rate                                                             16%**            18%
Net assets, end of period (in thousands)                                     $  15,107        $  15,149
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.97%**          2.03%
 Net investment loss                                                             (0.54)%**        (0.52)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     1.97%**          2.03%
 Net investment loss                                                             (0.54)%**        (0.52)%
===========================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                             Year           Year         Year         Year
                                                                             Ended          Ended        Ended        Ended
                                                                             3/31/10        3/31/09      3/31/08      3/31/07
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                         $  8.02        $ 11.09      $ 11.13      $ 10.95
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                         $ (0.04)(a)    $ (0.02)     $ (0.05)     $ (0.07)
 Net realized and unrealized gain (loss) on investments                         3.16          (3.03)        0.23         0.56
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations             $  3.12        $ (3.05)     $  0.18      $  0.49
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net realized gain                                                             (0.58)         (0.02)       (0.22)       (0.31)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $  2.54        $ (3.07)     $ (0.04)     $  0.18
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 10.56        $  8.02      $ 11.09      $ 11.13
===============================================================================================================================
Total return*                                                                  39.29%        (27.51)%       1.51%        4.50%
Ratio of net expenses to average net assets+                                    2.15%          2.15%        2.17%        2.15%
Ratio of net investment loss to average net assets+                            (0.72)%        (0.65)%      (0.79)%      (0.86)%
Portfolio turnover rate                                                           45%            27%          30%          65%
Net assets, end of period (in thousands)                                     $11,331        $ 1,187      $   377      $   173
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   2.31%          4.95%        5.00%        6.85%
 Net investment loss                                                           (0.88)%        (3.45)%      (3.62)%      (5.56)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   2.15%          2.15%        2.15%        2.15%
 Net investment loss                                                           (0.72)%        (0.65)%      (0.77)%      (0.86)%
===============================================================================================================================


(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

-------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 9/30/11          Year Ended     4/8/09 (a)
                                                                 (unaudited)      3/31/11        to 3/31/10
-------------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                            $  11.91         $  10.99       $   8.40
-------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                          $   0.04         $   0.08       $   0.03
  Net realized and unrealized gain (loss) on investments            (0.99)            1.19           3.17
-------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from investment
  operations                                                     $  (0.95)        $   1.27       $   3.20
-------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
  Net investment income                                                --            (0.07)         (0.03)
  Net realized gain                                                    --            (0.28)         (0.58)
-------------------------------------------------------------------------------------------------------------
 Net (decrease) increase in net asset value                      $  (0.95)        $   0.92       $   2.59
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $  10.96         $  11.91       $  10.99
=============================================================================================================
 Total return*                                                      (7.98)%          11.84%         38.49%(b)
 Ratio of net expenses to average net assets+                        0.77%**          0.78%          0.89%**
 Ratio of net investment income to average net assets+               0.66%**          0.72%          0.46%**
 Portfolio turnover rate                                               16%**            18%            45%(b)
 Net assets, end of period (in thousands)                        $215,582         $226,409       $238,017
 Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Net expenses                                                       0.77%**          0.78%          0.97%**
  Net investment income                                              0.66%**          0.72%          0.38%**
 Ratios with waiver of fees and assumption of expenses
  by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                       0.77%**          0.78%          0.89%**
  Net investment income                                              0.66%**          0.72%          0.46%**
=============================================================================================================

(a)   Class Y shares were first publicly offered on April 8, 2009.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     29

Notes to Financial Statements | 9/30/11 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on April 8, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets


30     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11
and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

    At September 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     31

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

    The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended March 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $ 5,157,078
    Long-term capital gain                                             5,365,726
--------------------------------------------------------------------------------
       Total                                                         $10,522,804
================================================================================


32     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $    377,058
    Undistributed long-term gain                                       5,295,574
    Net unrealized gain                                              106,806,687
--------------------------------------------------------------------------------
       Total                                                        $112,479,319
================================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $15,700 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2011.

D.  Securities Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     33

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended September 30, 2011, the Fund recognized gains of $197,503 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended September 30, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Expenses waived and reimbursed during the six months ended September 30, 2011 are reflected on the Statement of Operations. These


34     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11
expense limitations are in effect through August 1, 2013 for Class A and Class B shares and through August 1, 2012 for Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,198 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 77,294
 Class B                                                                   2.362
 Class C                                                                   6,999
 Class Y                                                                  49,515
--------------------------------------------------------------------------------
    Total                                                               $136,170
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,165 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2011.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of


            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     35

Assets and Liabilities is $1,522 in distribution fees payable to PFD at September 30, 2011.

In addition, redemptions of each class of shares (except class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2011, CDSCs in the amount of $4,146 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2011, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2011, the Fund had no borrowings under this agreement.

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


36     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

Trustees, Officers and Service Providers


Trustees                                      Officers
John F. Cogan, Jr., Chairman                  John F. Cogan, Jr., President
David R. Bock                                 Daniel K. Kingsbury, Executive
Mary K. Bush                                    Vice President
Benjamin M. Friedman                          Mark E. Bradley, Treasurer
Margaret B.W. Graham                          Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     37

                           This page for your notes.

38     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

                           This page for your notes.

            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     39

                           This page for your notes.

40     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

                           This page for your notes.

            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     41

                           This page for your notes.

42     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

                           This page for your notes.

            Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11     43

                           This page for your notes.

44     Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



[GRAPHIC MAP]














                     Pioneer Multi-Asset
                     Floating Rate Fund
--------------------------------------------------------------------------------
                     Semiannual Report | September 30, 2011
--------------------------------------------------------------------------------

                     Ticker Symbols:
                     Class A   MAFRX
                     Class C   MCFRX
                     Class Y   MYFRX









                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          40

Notes to Financial Statements                                                 47

Approval of Investment Advisory Agreement                                     56

Trustees, Officers and Service Providers                                      58


       Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit low to flat growth and not head into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained strong despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital market volatility. But broadly speaking, we think this subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at . We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


       Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    3

Portfolio Management Discussion | 9/30/11

In the following interview, portfolio managers Charles Melchreit, Seth Roman and Jonathan Sharkey discuss the factors that influenced Pioneer Multi-Asset Floating Rate Fund's performance for the period between the Fund's inception date, April 29, 2011, and the end of the semiannual reporting period on September 30, 2011. Mr. Melchreit, vice president and portfolio manager, Mr. Roman, vice president and portfolio manager, and Mr. Sharkey, vice president and portfolio manager, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for fixed-income investors over the period from the Fund's inception date through September 30, 2011?

A As the Fund began operations in late April, financial markets were still absorbing the effects of the devastating earthquake and tsunami that hit Japan in March 2011, with resulting disruptions to the global manufacturing supply chain. As the period progressed, there was increasing concern among investors over the possibility of a double-dip recession in the United States. Meanwhile, Europe struggled to stave off a default by Greece on the country's sovereign debt and, more broadly, to salvage the euro as a viable currency. Weakened credit market activity reflected investor fears over the possible spillover effects any default might have on European banks and the global economy.

     Adding to the environment of uncertainty, this past summer saw Congress temporarily hold up a deal to increase the U.S. debt ceiling, raising the prospect of a default on U.S. government debt. While the standoff was resolved in early August short of default, within days Standard and Poor's downgraded U.S. debt, citing among its reasons "political brinksmanship" and a lack of predictability with respect to government's management of the nation's finances. In a counterintuitive twist, the markets looked at the downgrade development as in keeping with the decline in overall conditions, reinforcing a flight to safety that benefited U.S. Treasury prices and drove yields to extraordinary lows. August also saw the Federal Reserve Board (the Fed) announce its intention to leave short-term interest rates at essentially zero through 2013. In late September, the Fed announced plans to suppress longer-term rates by selling its holdings in shorter-term Treasuries and using the funds to make purchases farther out on the yield curve (known as "Operation Twist").

     For the period between April 29, 2011, and September 30, 2011, rates fell sharply along the length of the yield curve. Specifically, two-year Treasury yields declined from 0.60% to 0.24%; five-year yields declined from 1.97%


4 Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11 to 0.95%; 10-year yields went from 3.29% to 1.92%; and 30-year yields dropped from 4.40% to 2.91%. Credit spreads - the differences in incremental yield offered by lower-quality securities versus higher-quality fixed-income instruments (Treasuries) - widened significantly as investors sought refuge and purchased Treasuries, despite their very low available yields.

Q How did the Fund perform in that environment from its inception date through September 30, 2011?

A The return of the Fund's Class A shares at net asset value from April 29, 2011, through September 30, 2011, was 0.10%. Over that same period, the Fund's benchmark, the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-month LIBOR Index, also returned 0.10%. As of September 30, 2011, the 30-day SEC yield on the Fund's Class A shares was 1.46%.

Q Could you review the Fund's principal investment strategies during the period from the inception date through September 30, 2011?

A During the period we implemented a portfolio-building approach for the Fund that could provide higher income than cash or money market accounts, while providing significant protection to principal against any rise in market interest-rate levels. The process entailed investing the Fund in a wide range of mostly high-quality, floating-rate securities as well as fixed-rate instruments with very short remaining maturities. More than 80% of the Fund's assets are held in floating rate issues with interest rates tied to LIBOR (London InterBank Offered Rate), or fixed-rate issues with less than one year remaining to maturity.

     Unlike many other floating-rate vehicles, the Fund is primarily focused on investment-grade asset classes. At the same time, we do seek to have the Fund benefit from credit spreads. The principal spread sectors represented in the Fund's portfolio are mortgage-backed securities, investment-grade corporate bonds and asset-backed securities. In making purchases for the portfolio, we sought the benefits of attractive income opportunities while minimizing exposure to the volatile backdrop for credit sectors and high levels of investor risk-aversion by emphasizing securities with shorter remaining maturities.

     On the whole, the Fund's exposure to securitized sectors, principally high-quality mortgage-backed securities and asset-backed securities, added to benchmark-relative performance as the strong income component of the holdings outweighed any price softening when credit spreads widened. Within the mortgage allocation, the Fund's non-agency holdings suffered from a weak supply/demand backdrop as the Fed implemented sales of mortgage-backed securities that the central bank had assumed as part of rescuing insurer AIG in 2008.


       Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    5

     Elsewhere, the Fund's performance relative to the benchmark was negatively affected by our emphasis on spread sectors. In particular, the Fund's holdings of financial issues within the investment-grade corporate area suffered as concerns heightened over bank profits and potential legal liabilities due to lax underwriting standards during last decade's housing bubble. While our focus for the Fund is on the investment-grade sectors, we will also include exposure to the below-investment-grade asset categories, where we believe the incremental income provides an attractive tradeoff between risk and reward. In this vein, the Fund has a modest position in leveraged bank loans, which lagged during the period given weakening investor sentiment with respect to credit sectors.

Q    What is your assessment of the current investment climate for the Fund?

A In our view, economic indicators in the United States do not suggest the likelihood of a dip into a second recession. We expect continued, if tepid, growth that should be sufficient to support credit sector fundamentals, especially given the strength of corporate balance sheets. U.S. Treasury securities appear overpriced in relation to spread sectors, given real yields that are in significantly negative territory. Against that backdrop, we expect to maintain a strong tilt towards spread sectors in the portfolio.

     Credit markets are anxious for European officials to develop a plan to restructure debt and recapitalize banks. It appears that the issues surrounding European debt and banks will take some time to resolve, however, and the concerns have been reflected in rising LIBOR rates. With the bulk of the Fund invested in floating-rate securities with yields tied to LIBOR, the Fund's income stream is likely to be influenced by developments in Europe.

     As always, we are cognizant that many investors view Pioneer Multi-Asset Floating Rate Fund as a source of liquidity in their portfolios. Especially in light of ongoing financial system stress, we expect to maintain a strong liquidity layer in the Fund. However, with Treasury yields at such unattractive levels, we are finding that some money market instruments, such as repurchase agreements, and selected asset-backed securities, such as AAA-rated credit card receivables, are able to provide the requisite liquidity and income.

     We will continue to seek to provide the Fund's shareholders with higher income than cash vehicles as well as significant protection against any future rise in market interest rates.


6    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

Please refer to the Schedule of Investments on pages 16-39 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. Pioneer Multi-Asset Floating Rate ("MAFR") Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income


       Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    7
securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

These risks may increase share price volatility.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

Portfolio Summary | 9/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                   30.7%
Collateralized Mortgage Obligations    24.4%
Asset Backed Securities                23.6%
U.S. Government Securities              8.3%
Senior Floating Rate Loans              7.6%
Certificates of Deposit                 2.2%
Temporary Cash Investments              1.3%
Foreign Government Bonds                1.0%
Municipal Bonds                         0.9%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AAA                                    42.1%
AA                                      9.5%
A                                      13.5%
BBB                                    13.2%
BB                                      7.7%
BB & Lower                              5.2%
Cash Equivalents                        8.8%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.    Fannie Mae, 6.0%, 3/25/35                                           1.22%
--------------------------------------------------------------------------------
 2.    UST, Inc., 6.625%, 7/15/12                                          1.17
--------------------------------------------------------------------------------
 3.    Fannie Mae, 0.52%, 3/25/28                                          1.17
--------------------------------------------------------------------------------
 4.    Freddie Mac, 0.60722%, 12/15/20                                     1.16
--------------------------------------------------------------------------------
 5.    Fannie Mae, 6.25%, 6/25/44                                          1.13
--------------------------------------------------------------------------------
 6.    Home Equity Asset Trust, Floating Rate Note, 7/25/36                1.10
--------------------------------------------------------------------------------
 7.    Consolidated Edison, Inc., 5.625%, 7/1/12                           1.01
--------------------------------------------------------------------------------
 8.    Citibank Omni Master, 2.2865%, 5/16/16                              0.99
--------------------------------------------------------------------------------
 9.    Bellsouth Corp., 6.0%, 10/15/11                                     0.98
--------------------------------------------------------------------------------
10.    Federal Home Loan Bank, 0.425%, 9/21/12                             0.98
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


       Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    9

Prices and Distributions | 9/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                        9/30/11                    5/2/11
--------------------------------------------------------------------------------
       A                          $ 9.97                     $ 10.00
--------------------------------------------------------------------------------
       C                          $ 9.96                     $ 10.00
--------------------------------------------------------------------------------
       Y                          $ 9.97                     $ 10.00
--------------------------------------------------------------------------------

Distributions per Share: 5/2/11-9/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
     Class             Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A              $ 0.0398              $ --              $ --
--------------------------------------------------------------------------------
       C              $ 0.0148              $ --              $ --
--------------------------------------------------------------------------------
       Y              $ 0.0477              $ --              $ --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.


10    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

Performance Update | 9/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Floating Rate Fund at public offering price, compared to that of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2011)
------------------------------------------------
                  Net Asset     Public Offering
Period            Value (NAV)   Price (POP)
------------------------------------------------
Life-of-Class
(5/2/11)          0.10%         -2.44%
------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2011)
------------------------------------------------
                  Gross         Net
------------------------------------------------
                  1.09%         0.95%
------------------------------------------------

VALUE OF $10,000 INVESTMENT

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                              BofA Merrill Lynch
                      Pioneer Multi-Asset                     U.S. Dollar 3-Month
                      Floating Rate Fund                         LIBOR Index
4/11                       $9,750                                  $10,000
9/11                       $9,756                                  $10,009

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    11

Performance Update | 9/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Floating Rate Fund, compared to that of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2011)
------------------------------------------------
                 If             If
Period           Held           Redeemed
------------------------------------------------
 Life-of-Class
 (5/2/11)        -0.25%         -1.25%
------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2011)
------------------------------------------------
                 Gross          Net
------------------------------------------------
                 1.84%          1.84%
------------------------------------------------

VALUE OF $10,000 INVESTMENT

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                              BofA Merrill Lynch
                      Pioneer Multi-Asset                     U.S. Dollar 3-Month
                      Floating Rate Fund                         LIBOR Index
4/11                      $10,000                                  $10,000
9/11                       $9,875                                  $10,009

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

Performance Update | 9/30/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Floating Rate Fund, compared to that of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2011)
------------------------------------------------
                 If             If
Period           Held           Redeemed
------------------------------------------------
Life-of-Class
(5/2/11)         0.18%          0.18%
------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2011)
------------------------------------------------
                 Gross          Net
------------------------------------------------
                 0.79%          0.70%
------------------------------------------------

VALUE OF $10,000 INVESTMENT

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                              BofA Merrill Lynch
                      Pioneer Multi-Asset                     U.S. Dollar 3-Month
                      Floating Rate Fund                         LIBOR Index
4/11                      $5,000,000                              $5,000,000
9/11                      $5,008,825                              $5,004,742

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/13 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Floating Rate Fund

Based on actual returns from May 2, 2011, through September 30, 2011.

------------------------------------------------------------------------------------
Share Class                                    A                C                Y
------------------------------------------------------------------------------------
Beginning Account Value on 5/2/11          $1,000.00       $1,000.00       $1,000.00
------------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 9/30/11                                 $1,001.00         $997.50       $1,001.80
------------------------------------------------------------------------------------
Expenses Paid During Period*                   $3.96           $7.44           $2.92
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, 1.79% and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the partial year period).


14    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 2, 2011, through September 30, 2011.

------------------------------------------------------------------------------------
Share Class                                    A               C               Y
------------------------------------------------------------------------------------
Beginning Account Value on 5/2/11          $1,000.00       $1,000.00       $1,000.00
------------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 9/30/11                                 $1,016.87       $1,013.37       $1,017.91
------------------------------------------------------------------------------------
Expenses Paid During Period*                   $3.99           $7.50           $2.94
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, 1.79% and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the partial year period).


      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    15

Schedule of Investments | 9/30/11 (unaudited)

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     ASSET BACKED SECURITIES -- 22.1%
                                     MATERIALS -- 4.5%
                                     Aluminum -- 0.2%
    64,435                 AAA/Aaa   Bayview Financial Acquisition Trust,
                                     6.129%, 5/28/37                          $    64,539
   100,000                AAA/Baa2   Bayview Financial Acquisition Trust,
                                     6.205%, 5/28/37                               96,706
                                                                              -----------
                                                                              $   161,245
-----------------------------------------------------------------------------------------
                                     Commodity Chemicals -- 0.4%
   250,000                 AAA/Aaa   Navistar Financial, 1.63725%,
                                     10/26/15                                 $   252,159
-----------------------------------------------------------------------------------------
                                     Diversified Chemical -- 0.6%
   325,000                 AAA/Aaa   Ford Credit Floorplan Master Owner
                                     Trust, 1.8365%, 12/15/14                 $   329,706
-----------------------------------------------------------------------------------------
                                     Paper Products -- 1.5%
   150,000                  AA+/A2   American Express Credit Account
                                     Master Trust, 0.91875%, 5/15/15          $   150,157
   500,000                 AAA/Aaa   Citibank Omni Master Trust, 2.2865%,
                                     5/16/16                                      504,256
   200,000                   AA/A3   World Financial Network Credit Card
                                     Master Trust, 0.3965%, 2/15/17               194,835
                                                                              -----------
                                                                              $   849,248
-----------------------------------------------------------------------------------------
                                     Precious Metals & Minerals -- 0.6%
    62,847                  NR/Aa2   Conseco Financial Corp., 7.05%,
                                     1/15/19                                  $    63,516
    46,874                  NR/Ba1   Greenpoint Manufactured Housing,
                                     7.59%, 11/15/28                               47,750
   250,000                BBB+/Ba3   Madison Avenue Manufactured
                                     Housing, 2.4626%, 3/25/32                    228,651
                                                                              -----------
                                                                              $   339,917
-----------------------------------------------------------------------------------------
                                     Steel -- 1.2%
   113,905                  A/Baa3   American General Mortgage Loan Trust,
                                     4.69%, 4/25/33                           $   109,196
    27,912                  A/Baa3   Countrywide Asset-Backed Certificates,
                                     0.235%, 8/25/34                               27,322
    95,073       0.28        A/Ba1   Countrywide Asset-Backed Certificates,
                                     Floating Rate Note, 7/25/37                   92,613
    42,845                  AAA/A1   Countrywide Asset-Backed Certificates,
                                     0.5526%, 6/25/33                              35,800
     4,877                  AAA/NR   Delta Funding Home Equity Loan Trust,
                                     7.04%, 6/25/27                                 5,059
    47,932                 A-/Baa1   Equivantage Home Equity Loan Trust,
                                     8.05%, 3/25/28                                46,949
   300,000                 AAA/Aa2   First NLC Trust, 0.74719%, 9/25/35           277,866

The accompanying notes are an integral part of these financial statements.

16    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     Steel -- (continued)
   110,562                    B/A2   IXIS Real Estate Capital Trust,
                                     0.5526%, 2/25/36                              92,244
                                                                               ----------
                                                                              $   687,049
                                                                              -----------
                                     Total Materials                          $ 2,619,324
-----------------------------------------------------------------------------------------
                                     CAPITAL GOODS -- 0.1%
                                     Industrial Machinery -- 0.1%
    34,688                 AAA/Aaa   CIT Equipment Collateral, 3.07%,
                                     8/15/16                                  $    34,778
                                                                              -----------
                                     Total Capital Goods                      $    34,778
-----------------------------------------------------------------------------------------
                                     FOOD & DRUG RETAILING -- 0.4%
                                     Food Retail -- 0.4%
   200,000               BBB-/Baa3   Dominos Pizza Master Issuer LLC,
                                     5.261%, 4/25/37                          $   202,000
                                                                              -----------
                                     Total Food & Drug Retailing              $   202,000
-----------------------------------------------------------------------------------------
                                     AUTOMOBILES & COMPONENTS -- 1.0%
                                     Automobile Manufacturers -- 1.0%
   302,460                 BBB/Aaa   AmeriCredit Automobile Receivables
                                     Trust, 0.22505%, 10/6/13                 $   301,464
   180,035                    A/NR   Santander Drive Auto Receivables
                                     Trust, 1.89%, 5/15/13                        178,864
    82,364                  BBB/NR   Santander Drive Auto Receivables
                                     Trust, 3.35%, 6/15/17                         82,299
                                                                              -----------
                                                                              $   562,627
                                                                              -----------
                                     Total Automobiles & Components           $   562,627
-----------------------------------------------------------------------------------------
                                     CONSUMER SERVICES -- 0.6%
                                     Hotels, Resorts & Cruise Lines -- 0.6%
    88,641                  AA/Aa2   Marriott Vacation Club Owner Trust,
                                     5.442%, 10/20/28                         $    90,545
    40,410                    A/A2   Marriott Vacation Club Owner Trust,
                                     5.691%, 10/20/28                              41,003
   225,171               BBB+/Baa2   Marriott Vacation Club Owner Trust,
                                     6.205%, 10/20/27                             224,949
                                                                              -----------
                                                                              $   356,497
                                                                              -----------
                                     Total Consumer Services                  $   356,497
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    17

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     RETAILING -- 1.3%
                                     Automotive Retail -- 1.3%
    57,876                 AAA/Aaa   CarMax Auto Owner Trust, 1.4865%,
                                     2/15/13                                  $    58,027
    51,554                 AAA/Aaa   Ford Credit Auto Owner Trust, 4.37%,
                                     10/15/12                                      51,836
    56,049                 AAA/Aaa   Harley-Davidson Motorcycle Trust,
                                     5.12%, 8/15/13                                56,693
   133,157                 AAA/Aaa   Harley-Davidson Motorcycle Trust,
                                     5.21%, 6/17/13                               133,780
   439,022                 AAA/Aaa   Volkswagen Auto Loan Enhanced Trust,
                                     1.9305%, 10/20/14                            440,806
                                                                              -----------
                                                                              $   741,142
                                                                              -----------
                                     Total Retailing                          $   741,142
-----------------------------------------------------------------------------------------
                                     BANKS -- 3.4%
                                     Diversified Banks -- 0.5%
   298,146                 AAA/Aaa   KeyCorp., Student Loan Trust,
                                     0.5521%, 10/28/41                        $   278,266
-----------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- 2.9%
   180,803       0.43      AAA/Aaa   Ameriquest Mortgage Securities,
                                     Floating Rate Note, 8/25/35              $   169,473
   109,725                 AAA/Aa1   Ameriquest Mortgage Securities, Inc.,
                                     0.5625%, 11/25/34                             97,753
    10,461                  AAA/NR   Bear Stearns Asset Backed Securities
                                     Trust, 0.68725%, 8/25/34                       9,264
   250,000                 AA+/Aaa   Chrysler Financial Auto Securitization
                                     Trust, 6.25%, 5/8/14                         253,446
    96,523                BBB/Baa3   Countrywide Home Equity Loan Trust,
                                     0.5371%, 11/15/28                             91,096
   132,116                  AA-/B2   Credit-Based Asset Servicing and
                                     Securitization LLC, 1.1126%,
                                     11/25/33                                     115,980
   178,352       0.33       B-/Ba3   First Franklin Mortgage Loan Asset,
                                     Floating Rate Note, 8/25/36                  177,079
   323,470                 AAA/Aa2   GSAA Trust, 0.55725%, 9/25/34                284,003
    25,448                  BB-/B1   Morgan Stanley Home Equity,
                                     0.28125%, 12/25/36                            25,064
   137,215                  AAA/B1   Morgan Stanley Home Equity Loan
                                     Trust, 0.5326%, 9/25/35                      106,256
    93,783                  NR/Aaa   NCUA Guaranteed Notes, 0.7999%,
                                     12/8/20                                       94,354
    21,858       0.49      AAA/Aa3   Option One Mortgage Loan Trust,
                                     Floating Rate Note, 11/25/35                  19,864
    37,343                AAA/Baa3   Option One Mortgage Trust, 0.254%,
                                     1/25/37                                       37,019

The accompanying notes are an integral part of these financial statements.

18    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- (continued)
    38,538                 AAA/Ba3   Residential Asset Mortgage Products,
                                     Inc., 5.06%, 6/25/32                     $    37,428
    28,476                 AAA/Aa3   Residential Asset Securities Corp.,
                                     0.4126%, 12/25/35                             27,995
    62,808                 B+/Baa2   Structured Asset Securities Corp.,
                                     4.51%, 2/25/35                                62,845
                                                                              -----------
                                                                              $ 1,608,919
                                                                              -----------
                                     Total Banks                              $ 1,887,185
-----------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 7.4%
                                     Consumer Finance -- 1.7%
   250,000                  NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                     0.00001%, 7/20/16                        $   249,999
   200,000                   NR/A1   Navistar Financial Corp., Owner Trust,
                                     4.08%, 3/19/18                               201,848
   170,617                 AAA/Aaa   SLM Student Loan Trust, 0.40375%,
                                     4/25/19                                      170,196
   286,918                 AAA/Aaa   SLM Student Loan Trust, 0.653%,
                                     7/27/20                                      286,631
                                                                              -----------
                                                                              $   908,674
-----------------------------------------------------------------------------------------
                                     Diversified Financial Services -- 4.1%
     8,991                 AAA/Aaa   Capital Auto Receivables Asset Trust,
                                     0.4665%, 2/18/14                         $     8,991
   322,514                 AAA/Aaa   CNH Equipment Trust, 2.1365%,
                                     8/15/14                                      322,784
   403,436                 AAA/Aaa   CNH Equipment Trust, 4.93%,
                                     8/15/14                                      404,174
    51,012                  AAA/NR   DT Auto Owner Trust, 0.99%,
                                     12/17/12                                      51,014
    49,472                   NR/NR   DT Auto Owner Trust, 2.98%,
                                     10/15/15                                      49,821
   589,395       0.41       AAA/A1   Home Equity Asset Trust, Floating Rate
                                     Note, 7/25/36                                559,896
   157,717                 AAA/Aaa   Nelnet Student Loan Trust, 0.2965%,
                                     6/22/17                                      157,621
   203,218                  AAA/A2   Sierra Receivables Funding Co., LLC,
                                     0.33625%, 5/20/18                            198,701
   312,717                 A+/Baa3   Sierra Receivables Funding Co.,
                                     1.18625%, 9/20/19                            305,974
   200,015                 AAA/Aaa   SVO VOI Mortgage Corp., 5.25%,
                                     2/20/21                                      205,627
    68,563                 AAA/Aaa   World Omni Auto Receivables Trust,
                                     5.39%, 5/15/13                                69,140
                                                                              -----------
                                                                              $ 2,333,743
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    19

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     Investment Banking & Brokerage -- 1.5%
   250,000                  AAA/NR   Chesapeake Funding LLC, 1.4846%,
                                     4/7/24                                   $   250,000
   390,908                 AAA/Aaa   Chesapeake Funding LLC, 1.9365%,
                                     9/15/21                                      392,018
   200,000                  AA/Aa2   Chesapeake Funding LLC, 1.9365%,
                                     9/15/21                                      201,324
                                                                              -----------
                                                                              $   843,342
-----------------------------------------------------------------------------------------
                                     Specialized Finance -- 0.1%
   101,800                 AAA/Aa1   New Century Home Equity Loan Trust,
                                     0.5126%, 6/25/35                         $    98,290
                                                                              -----------
                                     Total Diversified Financials             $ 4,184,049
-----------------------------------------------------------------------------------------
                                     REAL ESTATE -- 0.2%
                                     Mortgage Real Estate Investment Trust -- 0.2%
    69,795                   NR/NR   Real Estate Asset Trust, 5.44%,
                                     6/25/31                                  $    70,551
-----------------------------------------------------------------------------------------
                                     Real Estate Services -- 0.0%
    27,879                  AAA/A1   Chase Funding Mortgage Loan Asset-
                                     Backed Certificates, 0.92725%,
                                     10/25/32                                 $    22,981
                                                                              -----------
                                     Total Real Estate                        $    93,532
-----------------------------------------------------------------------------------------
                                     GOVERNMENT -- 3.2%
   157,494                   NR/NR   Freddie Mac, 0.5365%, 1/15/30            $   157,498
   283,696                   NR/NR   Freddie Mac, 0.53705%, 5/15/29               283,766
   593,324                   NR/NR   Freddie Mac, 0.60722%, 12/15/20              593,387
   119,025                   NR/NR   Freddie Mac, 0.6865%, 12/15/32               119,203
   207,668                   NR/NR   Freddie Mac, 0.63705% 12/15/32               207,825
    17,288                   NR/NR   Freddie Mac, 2.87%, 12/15/16                  17,346
    44,697                   NR/NR   Freddie Mac, 3.76%, 3/15/29                   45,098
    17,902                   NR/NR   Freddie Mac, 4.5%, 4/15/17                    17,961
    16,783                   NR/NR   Freddie Mac, 5.0%, 11/15/28                   16,933
   301,274                 AA+/Aaa   Freddie Mac, 5.0%, 12/15/29                  306,768
    26,166                   NR/NR   Freddie Mac, 5.5%, 7/15/28                    26,292
                                                                              -----------
                                                                              $ 1,792,077
                                                                              -----------
                                     Total Government                         $ 1,792,077
-----------------------------------------------------------------------------------------
                                     TOTAL ASSET BACKED SECURITIES
                                     (Cost $12,544,702)                       $12,473,211
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     COLLATERALIZED MORTGAGE
                                     OBLIGATIONS -- 22.9%
                                     BANKS -- 16.1%
                                     Thrifts & Mortgage Finance -- 16.1%
    74,088                 AAA/Aaa   Adjustable Rate Mortgage Trust,
                                     0.9526%, 3/25/35                         $    72,440
    22,570                 AAA/Aaa   Adjustable Rate Mortgage Trust,
                                     0.4926%, 6/25/35                              21,626
   100,000                 AAA/Aaa   Arkle Master Issuer, 1.7135%,
                                     5/17/60                                       99,882
    67,921                  CCC/B2   Bank of America Fund, 0.2658%,
                                     5/20/47                                       64,616
   129,088                AAA/Baa2   Bear Stearns Asset Backed,
                                     1.28725%, 10/25/33                           116,275
   206,902                  AAA/NR   Citigroup Mortgage Loan, 6.5%,
                                     6/25/16                                      211,628
   183,031                 AAA/Aaa   Commercial Mortgage Pass Through,
                                     0.31875%, 12/15/20                           177,915
   150,000                   A+/A1   Commercial Mortgage Pass Through
                                     Certificates, 0.39875%, 6/15/22              136,656
    99,766                 AAA/Aaa   Commercial Mortgage Pass Through
                                     Certificates, 0.538%, 11/15/17                94,440
   178,582                 AA-/Aa1   Commercial Mortgage Pass Through
                                     Certificates, 0.57705%, 11/15/17             167,726
   305,166                  NR/Aaa   Commercial Mortgage Pass Through
                                     Certificates, 5.248%, 12/10/46               306,333
   135,381       0.62      AAA/Aaa   Countrywide Alternative Loan Trust,
                                     Floating Rate Note, 10/25/34                 118,427
   120,147       0.63     AAA/Baa3   Countrywide Alternative Loan Trust,
                                     Floating Rate Note, 3/25/34                  113,401
    96,182       0.68      AAA/Ba1   Countrywide Alternative Loan Trust,
                                     Floating Rate Note, 9/25/34                   91,542
    79,610       0.63      AAA/Aaa   Countrywide Alternative Loan Trust,
                                     Floating Rate Note, 2/25/33                   75,735
   433,138                    A/NR   First Union Commercial Mortgage
                                     Securities, Inc., 7.0%, 12/18/14             443,887
   184,320                 AAA/Aaa   First Union-Lehman Brothers-Bank of
                                     America, 6.778%, 11/18/35                    187,221
   170,673                 AA+/Aaa   GE Business Loan Trust, 0.6165%,
                                     4/15/31                                      162,069
   328,622       0.55       AAA/A2   Global Mortgage Securities, Floating
                                     Rate Note, 11/25/32                          304,900
   158,728                   NR/NR   GMAC Commercial Mortgage
                                     Securities, Inc., 6.02%, 5/15/33             161,798
   250,000                 AAA/Aaa   Holmes Master Issuer, 1.678%,
                                     10/15/54                                     249,705

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    21

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- (continued)
   428,847       0.95       AAA/A1   Impac CMB Trust, Floating Rate Note,
                                     10/25/34                                 $   369,331
    48,434       1.03      AAA/Aaa   Impac Securities Assets Corp., Floating
                                     Rate Note, 11/25/34                           43,133
   350,000               BBB+/Baa1   JPMorgan Chase Commercial Mortgage
                                     Securities Corp., 4.65%, 7/15/28             343,123
   249,291                  NR/Ba1   JPMorgan Chase Commercial Mortgage
                                     Securities Corp., 0.5465%, 11/15/18          215,920
   200,000                  A-/Aa3   JPMorgan Chase Commercial Mortgage
                                     Securities Corp., 0.34205%, 5/15/47          179,917
    48,000                  NR/Aaa   JPMorgan Chase Commercial Mortgage
                                     Securities Corp., 5.45%, 12/12/43             48,240
   257,000                  NR/Aa2   JPMorgan Chase Commercial Mortgage
                                     Securities Corp., 6.45%, 5/12/34             256,853
   372,194                AAA/Baa2   JPMorgan Mortgage Trust, 4.479228%,
                                     2/25/35                                      367,859
   105,361                 AAA/Aaa   LB-UBS Commercial Mortgage Trust,
                                     4.83%, 11/15/27                              106,649
    43,041                  AAA/NR   LB-UBS Commercial Mortgage Trust,
                                     4.071%, 9/15/26                               43,314
    75,114                 AAA/Aaa   LB-UBS Commercial Mortgage Trust,
                                     4.647%, 7/15/30                               75,515
     3,031                 AAA/Aaa   LB-UBS Commercial Mortgage Trust,
                                     5.532%, 3/15/32                                3,029
     8,439                  AAA/NR   Master Asset Securitization Trust,
                                     4.75%, 1/25/14                                 8,577
   213,694       0.56     AAA/Baa3   MMLC 2004-E A1, Floating Rate Note,
                                     11/25/29                                     188,700
   214,684                  AAA/NR   Residential Asset Securities, 0.66%,
                                     5/25/33                                      192,486
   400,000                  NR/Aaa   Salomon Brothers Mortgage Securities
                                     VII, Inc., 7.0722%, 5/18/32                  413,922
   356,496       0.62     AAA/Baa3   SEMT 2004-10 A2, Floating Rate Note,
                                     11/20/34                                     290,730
   183,113       0.45      AAA/Ba3   Sequoia Mortgage Trust, Floating Rate
                                     Note, 3/20/35                                142,988
   300,150                  AAA/B1   Sequoia Mortgage Trust, 0.41625%,
                                     2/20/35                                      241,910
   284,250                AAA/Baa1   Sequoia Mortgage Trust, 0.45625%,
                                     1/20/35                                      215,387
   189,540                  AAA/A3   Sequoia Mortgage Trust, 0.74969%,
                                     1/20/35                                      145,316
   334,183                AAA/Baa3   Sequoia Mortgage Trust, 1.816457%,
                                     8/20/34                                      280,126
   453,878                  AAA/A3   Structured Asset Securities Corp.,
                                     2.6671%, 10/25/33                            402,894

The accompanying notes are an integral part of these financial statements.

22    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- (continued)
   238,120                AAA/Baa1   Structured Asset Securities Corp.,
                                     2.5615%, 7/25/33                         $   207,543
   450,795                  AAA/B2   Thornburg Mortgage Securities Trust,
                                     1.7542%, 3/25/44                             379,167
    77,700                  AAA/A3   WaMu Mortgage Pass Through
                                     Certificates, 2.607%, 1/25/33                 71,535
   147,716                   AA/NR   WaMu Mortgage Pass Through
                                     Certificates, 2.73272%, 1/25/35              135,853
   100,287       2.74       NR/Ba3   Wells Fargo Mortgage Backed
                                     Securities, Floating Rate Note,
                                     1/25/35                                       88,126
   153,251       5.01       NR/Ba2   Wells Fargo Mortgage Backed
                                     Securities, Floating Rate Note,
                                     4/25/35                                      145,370
    79,937                  CCC/B1   Wells Fargo Mortgage Backed
                                     Securities Trust, 6.0%, 8/25/36               79,640
                                                                              -----------
                                                                              $ 9,061,375
                                                                              -----------
                                     Total Banks                              $ 9,061,375
-----------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 6.1%
                                     Consumer Finance -- 0.0%
     7,702                  AAA/NR   GMAC Mortgage Corp., 5.0%
                                     11/25/33                                 $     7,690
-----------------------------------------------------------------------------------------
                                     Diversified Financial Services -- 4.1%
    91,854                AAA/Baa3   CC Mortgage Funding Corp.,
                                     0.48725%, 8/25/35                        $    60,607
   187,306                  AAA/A3   CC Mortgage Funding Corp.,
                                     0.51725%, 1/25/35                            132,406
   150,000                 BBB+/A2   Credit Suisse Mortgage Capital
                                     Certificates, 0.318%, 2/15/22                137,250
   361,369                 AAA/Aaa   Credit Suisse Mortgage Capital
                                     Certificates, 5.799487%, 9/15/39             363,354
   127,074                 AAA/Aaa   Crusade Global Trust, 0.33475%,
                                     4/19/38                                      121,435
    51,947                 AAA/Aaa   Greenwich Capital Commercial Funding
                                     Co., 5.117%, 4/10/37                          52,132
   100,000                 BBB-/A3   Morgan Stanley Capital, 0.919%,
                                     12/15/20                                      91,743
   163,301                  AAA/NR   Morgan Stanley Capital, 5.606%,
                                     6/11/42                                      164,738
   100,000                 BBB+/A2   Morgan Stanley Capital, 0.798%,
                                     12/15/20                                      92,743
    44,513                  AAA/NR   Morgan Stanley Capital, 4.882%,
                                     8/13/42                                       44,700

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    23

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     Diversified Financial Services -- (continued)
   126,681       5.50       AAA/B2   RALI 2004-QS16 1A1, Floating Rate
                                     Note, 12/25/34                           $   128,135
   117,679       0.78      AAA/Ba1   Residential Accredited Loans, Inc.,
                                     Floating Rate Note, 1/25/34                  111,921
   130,191       0.78     AAA/Baa1   Residential Accredited Loans, Inc.,
                                     Floating Rate Note, 10/25/17                 122,222
    48,378       0.83     AAA/Baa2   Residential Accredited Loans, Inc.,
                                     Floating Rate Note, 4/25/34                   44,729
   466,709                  AAA/A3   Structured Adjustable Rate Mortgage
                                     Loan Trust, 2.4313%, 3/25/34                 420,130
   217,935                   NR/NR   Vericrest Opportunity Loan Transferee,
                                     5.926%, 12/26/50                             218,266
                                                                              -----------
                                                                              $ 2,306,511
-----------------------------------------------------------------------------------------
                                     Investment Banking & Brokerage -- 1.3%
   192,522                 AAA/Aaa   Bank of America Commercial
                                     Mortgage, Inc., 5.381%, 1/15/49          $   192,767
   147,000                 AAA/Aaa   Bank of America Merrill Lynch
                                     Commercial Mortgage, Inc., 6.309%,
                                     6/11/35                                      147,009
   125,000                 AAA/Aa1   Bank of America Commercial
                                     Mortgage, Inc., 6.349%, 6/11/35              124,719
     7,743                  NR/Aaa   Bear Stearns Commercial Mortgage
                                     Securities, 4.24%, 8/13/39                     7,787
    40,000                  AAA/NR   Morgan Stanley Dean Witter Capital,
                                     Inc., 5.93%, 12/15/33                         40,383
   137,000                 AAA/Aaa   Morgan Stanley Dean Witter Capital,
                                     Inc., 6.64%, 4/15/34                         138,123
    45,000                  BB-/NR   Morgan Stanley Dean Witter Capital,
                                     Inc., 7.696%, 2/15/33                         44,797
                                                                              -----------
                                                                              $   695,585
-----------------------------------------------------------------------------------------
                                     Specialized Finance -- 0.7%
   332,449                 AAA/Aaa   Nomura Asset Acceptance Corp.,
                                     2.456%, 12/25/34                         $   301,088
   100,000                 AAA/Aaa   Permanent Master Issuer Plc, 1.428%,
                                     7/15/42                                       99,674
                                                                              -----------
                                                                              $   400,762
                                                                              -----------
                                     Total Diversified Financials             $ 3,410,548
-----------------------------------------------------------------------------------------
                                     REAL ESTATE -- 0.1%
                                     Mortgage Real Estate Investment Trust -- 0.1%
    99,857       1.58      AA+/Aa2   Credit Suisse First Boston Mortgage,
                                     Floating Rate Note, 12/25/33             $    94,880
                                                                              -----------
                                     Total Real Estate                        $    94,880
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     GOVERNMENT -- 0.6%
  158,325                   AAA/NR   GSR Mortgage Loan Trust, 2.5125%,
                                     8/25/33                                  $   143,267
  231,773        2.74       AAA/BB   GSR Mortgage Loan Trust, Floating
                                     Rate Note, 9/25/35                           212,620
                                                                              -----------
                                                                              $   355,887
                                                                              -----------
                                     Total Government                         $   355,887
-----------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED MORTGAGE
                                     OBLIGATIONS
                                     (Cost $13,009,513)                       $12,922,690
-----------------------------------------------------------------------------------------
                                     CORPORATE BONDS -- 28.9%
                                     ENERGY -- 1.4%
                                     Oil & Gas Exploration & Production -- 0.3%
  150,000                     A/A2   Burlington Resources, Inc., 6.5%,
                                     12/1/11                                  $   151,296
-----------------------------------------------------------------------------------------
                                     Oil & Gas Refining & Marketing -- 0.3%
  150,000                 BBB/Baa2   Valero Energy Corp., 6.875%,
                                     4/15/12                                  $   154,499
-----------------------------------------------------------------------------------------
                                     Oil & Gas Storage & Transportation -- 0.8%
  200,000                BBB-/Baa3   Energy Transfer Partners LP, 5.65%,
                                     8/1/12                                   $   206,144
  250,000                 BBB/Baa2   Kinder Morgan Energy Partners LP,
                                     7.125%, 3/15/12                              256,413
                                                                              -----------
                                                                              $   462,557
                                                                              -----------
                                     Total Energy                             $   768,352
-----------------------------------------------------------------------------------------
                                     CAPITAL GOODS -- 0.3%
                                     Aerospace & Defense -- 0.3%
  175,000                BBB+/Baa2   BAE Systems Holdings, Inc., 6.4%,
                                     12/15/11                                 $   176,919
                                                                              -----------
                                     Total Capital Goods                      $   176,919
-----------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 1.3%
                                     Railroads -- 1.3%
  235,000                 BBB/Baa3   CSX Corp., 6.3%, 3/15/12                 $   240,482
  125,000                BBB+/Baa2   Union Pacific Corp., 6.125%,
                                     1/15/12 (b)                                  126,770
  371,000                BBB+/Baa2   Union Pacific Corp., 6.5%, 4/15/12           381,562
                                                                              -----------
                                                                              $   748,814
                                                                              -----------
                                     Total Transportation                     $   748,814
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    25

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     CONSUMER DURABLES & APPAREL -- 0.2%
                                     Household Appliances -- 0.2%
   100,000               BBB-/Baa3   Whirlpool Corp., 8.0%, 5/1/12            $   103,845
                                                                              -----------
                                     Total Consumer Durables & Apparel        $   103,845
-----------------------------------------------------------------------------------------
                                     MEDIA -- 0.1%
                                     Broadcasting -- 0.1%
    45,000               BBB+/Baa1   Comcast Corp., 9.8%, 2/1/12              $    46,214
                                                                              -----------
                                     Total Media                              $    46,214
-----------------------------------------------------------------------------------------
                                     FOOD, BEVERAGE & TOBACCO -- 1.8%
                                     Packaged Foods & Meats -- 0.7%
   291,000               BBB-/Baa2   Kraft Foods, Inc., 5.625%, 11/1/11       $   291,924
   100,000               BBB-/Baa2   Kraft Foods, Inc., 6.25%, 6/1/12             103,539
                                                                              -----------
                                                                              $   395,463
-----------------------------------------------------------------------------------------
                                     Tobacco -- 1.1%
   575,000                  BBB/WR   UST, Inc., 6.625%, 7/15/12               $   598,605
                                                                              -----------
                                     Total Food, Beverage & Tobacco           $   994,068
-----------------------------------------------------------------------------------------
                                     BANKS -- 6.1%
                                     Diversified Banks -- 3.6%
   400,000                 AAA/Aaa   Cooperative Central, 0.453%,
                                     7/25/13                                  $   397,832
   300,000                  AA/Aa2   HSBC Bank Plc, 0.64975%, 1/18/13             299,723
   105,000                    A/A1   HSBC Holdings Plc, 5.25%, 12/12/12           108,283
   400,000                 AA-/Aa1   Royal Bank of Canada, 0.40175%,
                                     3/8/13                                       399,345
   125,000                 AA-/Aa2   Svenska Handelsbanken AB, 2.875%,
                                     9/14/12                                      126,936
   200,000                 AA-/Aaa   Toronto-Dominion Bank, 0.54605%,
                                     7/14/14                                      200,104
   128,000       0.59        A+/A3   Wachovia Corp., Floating Rate Note,
                                     10/28/15                                     116,326
   100,000       0.44       AA-/A2   Wachovia Corp., Floating Rate Note,
                                     8/1/13                                        98,731
   290,000                  AA/Aa2   Westpac Banking Corp., 1.0395%,
                                     12/9/13                                      287,358
                                                                              -----------
                                                                              $ 2,034,638
-----------------------------------------------------------------------------------------
                                     Regional Banks -- 2.5%
   400,000                 BBB+/A2   American Express Bank FSB,
                                     0.31555%, 5/29/12                        $   398,756
   100,000                    A/A2   BB&T Corp., 0.97275%, 4/28/14                 99,314
   100,000               BBB-/Baa2   North Fork Bancorp, Inc., 5.875%,
                                     8/15/12                                      101,593
   100,000       0.45         A/A3   PNC Funding Corp., Floating Rate Note,
                                     1/31/14                                       98,511

The accompanying notes are an integral part of these financial statements.

26    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     Regional Banks -- (continued)
  350,000       0.45        A+/Aa3   State Street Bank and Trust Co.,
                                     Floating Rate Note, 12/8/15              $   336,324
  300,000                BBB+/Baa1   State Street Capital, 8.25%, 1/29/49         300,015
  100,000                   A+/Aa3   US Bank NA/Cincinnati OH,
                                     0.56075%, 10/14/14                            98,553
                                                                              -----------
                                                                              $ 1,433,066
                                                                              -----------
                                     Total Banks                              $ 3,467,704
-----------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 10.5%
                                     Asset Management & Custody Banks -- 0.6%
  200,000                  AA-/Aa2   Bank of New York Mellon Corp.,
                                     0.523%, 7/28/14                          $   198,762
  100,000                  AA-/Aa2   Bank of New York Mellon Corp., 4.5%,
                                     4/1/13                                       105,490
                                                                              -----------
                                                                              $   304,252
-----------------------------------------------------------------------------------------
                                     Consumer Finance -- 2.3%
  200,000                    B+/B1   Ally Financial Inc., 6.8750%, 8/28/12    $   203,750
  280,000                    B+/B1   Ally Financial Inc., 7.0%, 2/1/12            281,750
  100,000                  BBB+/A2   American Express Credit Corp.,
                                     1.91375%, 6/19/13                            101,692
  300,000                    A+/A1   American Honda Finance Corp.,
                                     0.63825%, 11/7/12                            300,365
  375,000                 BBB/Baa1   Capital One Financial Corp., 4.8%,
                                     2/21/12                                      379,410
                                                                              -----------
                                                                              $ 1,266,967
-----------------------------------------------------------------------------------------
                                     Diversified Financial Services -- 3.9%
  100,000                  BBB+/A2   American Express Travel, 5.25%,
                                     11/21/11                                 $   100,509
  250,000                    B+/NR   Calabash Re, Ltd., 15.44575%,
                                     6/15/12                                      269,350
  400,000                  A-/Baa1   Citigroup, Inc., 5.625%, 8/27/12 (b)         407,304
  300,000                  AA+/Aa2   General Electric Capital Corp., 1.309%,
                                     9/23/13                                      299,334
  250,000                    BB/NR   Ibis Re, Ltd., 11.2775%, 5/10/12             260,900
  250,000                    BB/NR   Lodestone Re, Ltd., 0.0%, 1/8/14             250,275
  250,000       9.83        BB-/NR   Loma Reinsurance, Ltd., Floating Rate
                                     Note, 12/21/12                               252,700
  400,000                  BBB-/NR   Vita Capital IV, Ltd., 3.136967%,
                                     1/15/16                                      400,200
                                                                              -----------
                                                                              $ 2,240,572
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    27

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     Investment Banking & Brokerage -- 3.7%
     9,000                  A+/Aa3   Bear Stearns Co., Inc., 5.35%, 2/1/12    $     9,137
   400,000                  A+/Aa3   Bear Stearns Co., LLC, 0.99275%,
                                     10/28/14                                     391,819
   300,000                    A/A1   Goldman Sachs Group, Inc., 6.6%,
                                     1/15/12                                      304,311
   100,000                    A/A1   Goldman Sachs Group, Inc., 5.45%,
                                     11/1/12 (b)                                  103,085
   200,000                    A/A1   Goldman Sachs Group, Inc., 1.3105%,
                                     2/7/14 (b)                                   191,641
   100,000                    A/A1   Goldman Sachs Group, Inc., 3.625%,
                                     8/1/12                                       101,385
   200,000                BBB/Baa2   Jefferies Group, Inc., 7.75%, 3/15/12        204,857
   175,000                  A/Baa1   Merrill Lynch & Co., Inc., 6.05%,
                                     8/15/12                                      176,607
   300,000                    A/A2   Morgan Stanley Co., 1.23285%,
                                     4/29/13                                      283,478
   100,000       0.83         A/A2   Morgan Stanley Co., Floating Rate
                                     Note, 5/14/13                                 96,697
   250,000       4.76        B+/NR   Queen Street III Capital, Floating Rate
                                     Note, 7/28/14                                248,075
                                                                              -----------
                                                                              $ 2,111,092
                                                                              -----------
                                     Total Diversified Financials             $ 5,922,883
-----------------------------------------------------------------------------------------
                                     INSURANCE -- 2.4%
                                     Life & Health Insurance -- 0.4%
   217,000                  A/Baa2   Prudential Financial, Inc., 5.1%,
                                     12/14/11                                 $   218,308
-----------------------------------------------------------------------------------------
                                     Multi-Line Insurance -- 0.7%
   200,000                 AA-/Aa3   Metropolitan Life Global Funding, Inc.,
                                     2.875%, 9/17/12                          $   203,170
   225,000                 AA-/Aa3   Metropolitan Life Global Funding, Inc.,
                                     1.0395%, 1/10/14                             224,746
                                                                              -----------
                                                                              $   427,916
-----------------------------------------------------------------------------------------
                                     Property & Casualty Insurance -- 0.4%
   200,000               BBB+/Baa2   XL Capital Finance Europe Plc, 6.5%,
                                     1/15/12                                  $   202,975
-----------------------------------------------------------------------------------------
                                     Reinsurance -- 0.9%
   250,000       7.19       BB+/NR   Blue Fin, Ltd., Floating Rate Note,
                                     4/10/12                                  $   249,250
   250,000      12.55        B+/NR   Residential Reinsurance 2009, Ltd.,
                                     Floating Rate Note, 6/6/12                   259,875
                                                                              -----------
                                                                              $   509,125
                                                                              -----------
                                     Total Insurance                          $ 1,358,324
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 1.6%
                                     Integrated Telecommunication Services -- 1.6%
   500,000                   A-/A2   BellSouth Corp., 6.0%, 10/15/11          $   500,673
   190,000               BBB-/Baa3   Qwest Corp., 8.875, 3/15/12                  196,413
   200,000               BBB+/Baa1   Telefonica Emisiones SAU, 0.603%,
                                     2/4/13 (b)                                   192,336
                                                                              -----------
                                                                              $   889,422
                                                                              -----------
                                     Total Telecommunication Services         $   889,422
-----------------------------------------------------------------------------------------
                                     UTILITIES -- 3.2%
                                     Electric Utilities -- 0.3%
   125,000                  BBB/A3   Columbus Southern Power Co.,
                                     0.64525%, 3/16/12                        $   125,091
-----------------------------------------------------------------------------------------
                                     Gas Utilities -- 0.6%
   348,000                 A-/Baa2   Consolidated Natural Gas Co., 6.25%,
                                     11/1/11                                  $   349,366
-----------------------------------------------------------------------------------------
                                     Independent Power Producer & Energy
                                     Traders -- 0.2%
   100,000               BBB+/Baa1   Southern Power Co., 6.25, 7/15/12        $   104,052
-----------------------------------------------------------------------------------------
                                     Multi-Utilities -- 2.1%
   500,000                   A-/A3   Consolidated Edison, Inc., 5.625%,
                                     7/1/12                                   $   517,716
   175,000                 A-/Baa2   Dominion Resources, Inc., 6.25%,
                                     6/30/12                                      181,580
   490,000               BBB+/Baa1   Midamerican Energy Holdings Co.,
                                     5.95%, 5/15/37 (b)                           498,314
                                                                              -----------
                                                                              $ 1,197,610
                                                                              -----------
                                     Total Utilities                          $ 1,776,119
-----------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS
                                     (Cost $16,321,851)                       $16,252,664
-----------------------------------------------------------------------------------------
                                     U.S. GOVERNMENT AND AGENCY
                                     OBLIGATIONS -- 7.8%
   606,812                   NR/NR   Fannie Mae, 0.52%, 3/25/28               $   596,747
    80,080                   NR/NR   Fannie Mae, 0.6126%, 8/25/33                  80,137
   189,449                   NR/NR   Fannie Mae, 0.744%, 12/25/30                 190,262
    29,244                 AAA/Aaa   Fannie Mae, 2.417%, 9/1/32                    30,044
    34,838                 AAA/Aaa   Fannie Mae, 2.42%, 2/1/34                     34,970
    29,961                 AAA/Aaa   Fannie Mae, 2.487%, 11/1/23                   30,905
    21,297                 AAA/Aaa   Fannie Mae, 2.487%, 11/1/23                   21,491
    35,025                 AAA/Aaa   Fannie Mae, 2.648%, 10/1/32                   36,943
   234,385                  AAA/NR   Fannie Mae, 3.17454%, 6/25/35                244,383
   207,977                  AAA/NR   Fannie Mae, 3.49029%, 4/25/45                210,711
    77,212                   NR/NR   Fannie Mae, 3.5%, 12/25/31                    79,856
    60,100                   NR/NR   Fannie Mae, 4.0%, 12/25/29                    60,814
    30,544                   NR/NR   Fannie Mae, 4.36%, 2/25/17                    30,625

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    29

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     U.S. Government and Agency
                                     Obligations -- (continued)
     56,298                 AA+/NR   Fannie Mae, 4.45%, 8/25/12               $    57,824
        534                  NR/NR   Fannie Mae, 5.0%, 5/25/24                        534
     42,827                AAA/Aaa   Fannie Mae, 5.667%, 1/1/48                    45,602
    581,538                  NR/NR   Fannie Mae, 6.0%, 3/25/35                    620,640
    155,427                  NR/NR   Fannie Mae, 6.0%, 6/25/17                    156,302
    573,769                  NR/NR   Fannie Mae, 6.25%, 6/25/44                   579,294
     22,443                AAA/Aaa   Fannie Mae, 7.0%, 10/1/17                     24,323
     59,143                  NR/NR   Fannie Mae, 8.0%, 3/25/17                     59,770
    100,000                AA+/Aaa   Federal Farm Credit Bank, 0.23%,
                                     10/15/13                                      99,728
    500,000                AA+/Aaa   Federal Home Loan Bank, 0.425%,
                                     9/21/12                                      499,891
     16,742                AAA/Aaa   Federal National Mortgage Association,
                                     6.0%, 1/1/29                                  17,808
     17,844                AAA/Aaa   Freddie Mac, 2.523%, 10/1/23                  18,728
     17,646                AAA/Aaa   Freddie Mac, 2.861%, 11/1/33                  18,598
      9,870                AAA/Aaa   Freddie Mac, 4.603%, 6/1/35                   10,451
     16,462                AAA/Aaa   Freddie Mac, 7.0%, 6/1/14                     17,452
     22,692                AAA/Aaa   Government National Mortgage
                                     Association, 2.375%, 1/20/22                  23,501
    250,000                AA+/Aaa   U.S. Treasury Notes, 0.5%, 11/30/12          250,899
    250,000                AA+/Aaa   U.S. Treasury Notes, 0.625%,
                                     12/31/12                                     251,318
                                                                              -----------
                                                                              $ 4,400,551
-----------------------------------------------------------------------------------------
                                     TOTAL U.S. GOVERNMENT AND AGENCY
                                     OBLIGATIONS
                                     (Cost $4,398,108)                        $ 4,400,551
-----------------------------------------------------------------------------------------
                                     FOREIGN GOVERNMENT BONDS -- 1.0%
AUD 436,000                AA-/Aa1   Province of Ontario, 0.7075%,
                                     5/22/12                                  $   437,274
    100,000                   A/A1   Export-Import Bank of Korea,
                                     1.2995%, 3/13/12                              99,976
                                                                              -----------
                                                                              $   537,250
-----------------------------------------------------------------------------------------
                                     TOTAL FOREIGN GOVERNMENT BONDS
                                     (Cost $537,311)                          $   537,250
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     MUNICIPAL BONDS -- 0.8%
                                     MISCELLANEOUS -- 0.4%
   200,000                   A+/A1   New Jersey Economic Development
                                     Authority, 1.247%, 6/15/13               $   200,710
                                                                              -----------
                                     Miscellaneous                            $   200,710
-----------------------------------------------------------------------------------------
                                     GOVERNMENT -- 0.4%
                                     Municipal Development -- 0.4%
   250,000                 BBB-/WR   Indiana State Development Finance,
                                     5.75%, 10/1/11                           $   250,005
                                                                              -----------
                                     Total Government                         $   250,005
-----------------------------------------------------------------------------------------
                                     TOTAL MUNICIPAL BONDS
                                     (Cost $450,445)                          $   450,715
-----------------------------------------------------------------------------------------
                                     SENIOR FLOATING RATE LOAN
                                      INTERESTS -- 7.1%**
                                     ENERGY -- 0.5%
                                     Integrated Oil & Gas -- 0.2%
    92,382       4.50        NR/NR   Glenn Pool Oil & Gas Trust, Inc., Term
                                     Loan, 5/2/16                             $    91,689
-----------------------------------------------------------------------------------------
                                     Oil & Gas Refining & Marketing -- 0.3%
   149,625       4.00        NR/NR   SunCoke Energy, Inc., Tranche B Term
                                     Loan, 7/26/18                            $   148,503
                                                                              -----------
                                     Total Energy                             $   240,192
-----------------------------------------------------------------------------------------
                                     MATERIALS -- 0.9%
                                     Diversified Chemical -- 0.2%
   125,000       3.75        NR/NR   Ashland Inc., Term B Loan, 8/23/18       $   124,263
-----------------------------------------------------------------------------------------
                                     Paper Packaging -- 0.3%
   150,000       0.00        NR/NR   Sealed Air Corp., Term Loan, 5/31/18     $   150,413
-----------------------------------------------------------------------------------------
                                     Paper Products -- 0.1%
    50,000       6.50        NR/NR   Exopack LLC/Cello-Foil Products, Inc.,
                                     Term Loan B, 5/31/17                     $    47,000
-----------------------------------------------------------------------------------------
                                     Specialty Chemicals -- 0.3%
   200,000       5.75       B+/Ba2   Harko C.V., Term B Dollar Loan,
                                               8/2/17                         $   199,250
                                                                              -----------
                                     Total Materials                          $   520,926
-----------------------------------------------------------------------------------------
                                     CAPITAL GOODS -- 0.4%
                                     Construction & Farm Machinery & Heavy
                                     Trucks -- 0.2%
   150,000       5.50       BB/Ba2   Terex Corp., U.S. Term Loan, 4/28/17     $   147,352
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    31

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     Industrial Machinery -- 0.2%
     95,743      5.50       BB-/NR   Xerium Technologies, Inc., Initial U.S.
                                     Term Loan, 5/26/17                       $    92,990
                                                                              -----------
                                     Total Capital Goods                      $   240,342
-----------------------------------------------------------------------------------------
                                     COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                     Environmental & Facilities Services -- 0.3%
    199,499      4.75        NR/NR   Waste Industries USA, Inc., Term Loan
                                     B, 3/17/17                               $   188,028
                                                                              -----------
                                     Total Commercial Services &
                                     Supplies                                 $   188,028
-----------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 0.3%
                                     Trucking -- 0.3%
    150,000      0.00       BB/Ba1   Avis Budget Car Rental LLC, Tranche B
                                     Term Loan, 9/22/18                       $   149,360
                                                                              -----------
                                     Total Transportation                     $   149,360
-----------------------------------------------------------------------------------------
                                     AUTOMOBILES & COMPONENTS -- 0.3%
                                     Auto Parts & Equipment -- 0.1%
     85,526      3.50    BBB-/Baa3   Delphi Corp., Tranche B Term Loan,
                                     3/31/17                                  $    84,778
-----------------------------------------------------------------------------------------
                                     Automobile Manufacturers -- 0.2%
     99,750      6.00        NR/NR   Chrysler Group LLC, Tranche B Term
                                     Loan, 5/24/17                            $    87,822
                                                                              -----------
                                     Total Automobiles & Components           $   172,600
-----------------------------------------------------------------------------------------
                                     CONSUMER SERVICES -- 0.7%
                                     Casinos & Gaming -- 0.4%
    111,753      3.75     BBB-/Ba1   Penn National Gaming, Inc., Term B
                                     Facility, 7/16/18                        $   110,868
    100,000      0.00     BBB-/Ba1   Scientific Games International, Inc.,
                                     Tranche B-2 Term Loan, 6/10/13                99,000
                                                                              -----------
                                                                              $   209,868
-----------------------------------------------------------------------------------------
                                     Restaurants -- 0.3%
    200,000      4.25        NR/NR   DineEquity, Inc., Term B-1 Loan,
                                     10/19/17                                 $   194,625
                                                                              -----------
                                     Total Consumer Services                  $   404,493
-----------------------------------------------------------------------------------------
                                     HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                                     Health Care Facilities -- 0.4%
    150,000      6.50        B+/B1   Ardent Medical Services, Inc., Tranche
                                     B Term Loan, 9/15/15                     $   145,500
     99,750      5.50      BB-/Ba3   Select Medical Corp., Tranche B Term
                                     Loan, 6/1/18                                  90,773
                                                                              -----------
                                                                              $   236,273
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     Health Care Services -- 0.2%
    124,688      6.75        NR/NR   Inventiv Health, Inc., Term B-3 Loan,
                                     5/15/18                                  $   119,544
-----------------------------------------------------------------------------------------
                                     Health Care Supplies -- 0.4%
    225,000      7.25        NR/NR   Immucor, Inc., Term B Loan, 8/19/18      $   222,469
-----------------------------------------------------------------------------------------
                                     Health Care Technology -- 0.2%
     95,369      5.25        NR/NR   MedAssets, Inc., Term Loan, 11/16/16     $    93,641
                                                                              -----------
                                     Total Health Care Equipment &
                                     Services                                 $   671,927
-----------------------------------------------------------------------------------------
                                     PHARMACEUTICALS & BIOTECHNOLOGY -- 0.6%
                                     Biotechnology -- 0.5%
    200,000      6.75        NR/NR   Alkermes Inc., Term Loan (First Lien),
                                     9/16/17                                  $   196,000
     99,499      5.50        NR/NR   Axcan Intermediate Holdings Inc., Term
                                     Loan, 2/10/17                                 89,051
                                                                              -----------
                                                                              $   285,051
-----------------------------------------------------------------------------------------
                                     Pharmaceuticals -- 0.1%
     80,464      4.00        NR/NR   Endo Pharmaceuticals Holdings, Inc.,
                                     Term Loan B 2011, 6/17/18                $    80,278
                                                                              -----------
                                     Total Pharmaceuticals &
                                     Biotechnology                            $   365,329
-----------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.5%
                                     Diversified Financial Services -- 0.5%
    249,375      4.00      NR/Baa3   RPI Finance Trust, Inc., 6.75 Year Term
                                     Loan, 5/9/18                             $   247,505
                                                                              -----------
                                     Total Diversified Financials             $   247,505
-----------------------------------------------------------------------------------------
                                     SOFTWARE & SERVICES -- 0.2%
                                     Application Software -- 0.2%
     97,407      6.50      BB-/Ba2   Allen Systems Group, Inc., Term B
                                     Loan, 11/21/15                           $    95,459
                                                                              -----------
                                     Total Software & Services                $    95,459
-----------------------------------------------------------------------------------------
                                     SEMICONDUCTORS -- 0.5%
                                     Semiconductor Equipment -- 0.2%
     99,750      4.00      BB+/Ba3   Sensata Technology BV/Sensata
                                     Technology Finance Co., LLC, Term
                                     Loan, 5/12/18                            $    97,381
-----------------------------------------------------------------------------------------
                                     Semiconductors -- 0.3%
    199,497      4.00        NR/NR   Microsemi Corp., New Term Loan,
                                     11/2/17                                  $   198,625
                                                                              -----------
                                     Total Semiconductors                     $   296,006
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    33

-----------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                              Value
-----------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 0.2%
                                     Wireless Telecommunication Services -- 0.2%
    124,688      4.50        NR/NR   Cellular South, Inc., Term Loan,
                                     7/27/17                                  $   121,570
                                                                              -----------
                                     Total Telecommunication Services         $   121,570
-----------------------------------------------------------------------------------------
                                     UTILITIES -- 0.5%
                                     Electric Utilities -- 0.2%
     96,366      5.75        NR/NR   Equipower Resources Holdings LLC,
                                     Term B Facility, 1/26/18                 $    94,318
-----------------------------------------------------------------------------------------
                                     Independent Power Producer & Energy
                                     Traders -- 0.3%
     99,500      4.25      BB+/Ba1   AES Corp., Initial Term Loan, 6/1/18     $    97,479
     99,750      4.00     BB+/Baa3   NRG Energy, Inc., Term Loan, 7/1/18           97,568
                                                                              -----------
                                                                              $   195,047
                                                                              -----------
                                     Total Utilities                          $   289,365
-----------------------------------------------------------------------------------------
                                     TOTAL SENIOR FLOATING RATE LOAN
                                     INTERESTS
                                     (Cost $4,066,315)                        $ 4,003,102
-----------------------------------------------------------------------------------------
                                     TEMPORARY CASH INVESTMENTS -- 3.3%
                                     Certificates of Deposit -- 2.0%
    300,000                 AA-/NR   Bank of Nova Scotia/Houston,
                                     0.55219%, 3/12/12                        $   300,193
    140,000                AA-/Aa1   Bank of Nova Scotia/Houston,
                                     0.5755%, 10/18/12                            140,547
    100,000                 AA-/NR   Bank of Nova Scotia/Houston,
                                     0.58075%, 2/15/13                             99,993
    300,000                 AA-/NR   Nordea Bank Finland Plc, 0.741%,
                                     4/5/13                                       300,224
    300,000                 AA-/NR   Svenska Handelsbanken/New York,
                                     0.41575%, 3/29/12                            300,174
                                                                              -----------
                                     Total Certificates of Deposit            $ 1,141,131
-----------------------------------------------------------------------------------------
                                     SECURITIES LENDING COLLATERAL -- 1.3% (c)
                                     Certificates of Deposit:
     16,718                          Bank of Montreal Chicago, 0.18%,
                                     10/20/11                                 $    16,724
     16,723                          Bank of Montreal Chicago, 0.38%,
                                     9/26/12                                       16,724
     16,716                          Bank of Nova Scotia, 0.32%, 10/11/12          16,724
      4,184                          Bank of Nova Scotia Houston, 0.54%,
                                     6/11/12                                        4,185
     20,894                          Canadian Imperial Bank of Commerce
                                     NY, 0.21%, 10/3/11                            20,905

The accompanying notes are an integral part of these financial statements.

34    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal
Amount ($)                                                                    Value
-----------------------------------------------------------------------------------------
                                     Certificates of Deposit -- (continued)
     20,893                          Dnb Nor Bank ASA NY, 0.22%,
                                     11/14/11                                 $    20,903
     18,803                          JPMorgan Chase Bank NA, 0.28%,
                                     10/17/12                                      18,814
     10,446                          National Australia Bank NY, 0.27%,
                                     10/19/11                                      10,452
     14,631                          National Australia Bank NY, 0.31%,
                                     1/9/12                                        14,633
     22,993                          RaboBank Nederland, 0.32%, 4/2/12             22,998
     10,449                          Royal Bank of Canada NY, 0.48%,
                                     9/10/12                                       10,452
     20,883                          Skandinav Enskilda Bank NY, 0.33%,
                                     11/9/11                                       20,905
      8,355                          Wachovia Corp., 0.38%, 10/15/11                8,362
      6,272                          Wachovia Corp., 0.48%, 3/1/12                  6,274
     20,900                          Westpac Banking Corp., NY, 0.33%,
                                     12/6/11                                       20,905
                                                                              -----------
                                                                              $   229,960
-----------------------------------------------------------------------------------------
                                     Commercial Paper:
      8,356                          American Honda Finance, 0.30%,
                                     1/11/12                                  $     8,362
      5,000                          Chariot Funding LLC, 0.16%,
                                     10/17/11                                       5,000
     16,723                          Chariot Funding LLC, 0.16%, 10/5/11           16,723
     14,632                          Chariot Funding LLC, 0.15%,
                                     10/19/11                                      14,632
      6,686                          Commonwealth Bank of Australia,
                                     0.28%, 12/15/11                                6,686
     12,738                          Commonwealth Bank of Australia,
                                     0.39%, 2/23/12                                12,738
     10,452                          Falcon Asset Securitization Co., LLC,
                                     0.16%, 10/13/11                               10,452
     20,904                          Falcon Asset Securitization Co., LLC,
                                     0.16%, 10/7/11                                20,904
      9,594                          Federal Farm Credit, 0.18%, 8/20/12            9,596
     15,038                          General Electric Capital Corp., 0.37%,
                                     4/10/12                                       15,051
      2,087                          General Electric Capital Corp., 0.42%,
                                     7/27/12                                        2,089
      2,299                          General Electric Capital Corp., 0.48%,
                                     11/21/11                                       2,300
     10,452                          National Australia Funding Delaware,
                                     Inc., 0.19%, 10/3/11                          10,452

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    35

-----------------------------------------------------------------------------------------
Principal
Amount ($)                                                                    Value
-----------------------------------------------------------------------------------------
                                     Commercial Paper -- (continued)
     18,806                          Nestle Capital Corp., 0.19%,
                                     12/20/11                                 $    18,806
     16,711                          Nordea NA, 0.28%, 1/9/12                      16,711
     13,403                          Old Line Funding LLC, 0.17%,
                                     10/5/11                                       13,403
      6,271                          Old Line Funding LLC, 0.17%,
                                     10/7/11                                        6,271
     16,722                          Procter & Gamble, 0.14%, 11/3/11              16,722
     10,444                          Royal Bank of Canada, 0.30%,
                                     10/1/12                                       10,452
     12,542                          Sanofi Aventis SA, 0.17%, 10/20/11            12,542
      4,643                          Straight-a Funding LLC, 0.19%,
                                     12/9/11                                        4,643
     20,900                          Svenska HandelsBanken, 0.38%,
                                     10/5/12                                       20,905
     11,210                          Thunderbay Funding LLC, 0.17%,
                                     10/12/11                                      11,210
      8,374                          Thunderbay Funding LLC, 0.18%,
                                     10/5/11                                        8,374
      4,179                          Thunderbay Funding LLC, 0.22%,
                                     12/13/11                                       4,179
      8,359                          Thunderbay Funding LLC, 0.22%,
                                     12/5/11                                        8,359
     10,451                          Variable Funding Capital Co., LLC,
                                     0.19%, 10/19/11                               10,451
     10,448                          Variable Funding Capital Co., LLC,
                                     0.21%, 12/7/11                                10,448
      4,179                          Wells Fargo & Co., 0.34%, 1/24/12              4,182
                                                                              -----------
                                                                              $   312,643
-----------------------------------------------------------------------------------------
                                     Tri-party Repurchase Agreements:
     20,905                          Merrill Lynch, Inc.,, 0.04%, dated
                                     9/30/11, repurchase price of
                                     $20,905 plus accrued interest on
                                     10/3/11 collateralized by the
                                     following:
                                     $4,122 U.S. Treasury Bond, 5.0%,
                                     5/15/37
                                     $17,201 U.S. Treasury Note, 1.75%,
                                     5/31/16                                  $    20,905

The accompanying notes are an integral part of these financial statements.

36    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

-----------------------------------------------------------------------------------------
Principal
Amount ($)                                                                    Value
-----------------------------------------------------------------------------------------
                                     Tri-party Repurchase Agreements -- (continued)
  83,826                             RBS Securities, Inc., 0.05%, dated
                                     9/30/11, repurchase price of
                                     $83,826 plus accrued interest on
                                     10/3/11 collateralized by $85,505
                                     Federal Home Loan Mortgage Corp.,
                                     0.0%, 3/30/12-6/30/12                    $    83,826
   8,362                             Barclays Capital Markets, 0.05%,
                                     dated 9/30/11, repurchase price of
                                     $8,362 plus accrued interest on
                                     10/3/11 collateralized by $8,529
                                     U.S. Treasury Notes, 3.125-3.625%,
                                     2/15/21-5/15/21                                8,362
                                                                              -----------
                                                                              $   113,093
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------
                                     Money Market Mutual Funds:
  31,357                             Dreyfus Preferred Money Market Fund      $    31,357
  31,357                             Fidelity Prime Money Market Fund              31,357
                                                                              -----------
                                                                              $    62,714
                                                                              -----------
                                     Total Securities Lending Collateral      $   718,410
-----------------------------------------------------------------------------------------
                                     TOTAL TEMPORARY CASH
                                     INVESTMENTS
                                     (Cost $1,859,541)                        $ 1,859,541
-----------------------------------------------------------------------------------------
                                     TOTAL INVESTMENT IN SECURITIES -- 93.9%
                                     (Cost $53,187,786) (a)                   $52,899,724
-----------------------------------------------------------------------------------------
                                     OTHER ASSETS AND
                                     LIABILITIES -- 6.1%                      $ 3,412,923
-----------------------------------------------------------------------------------------
                                     TOTAL NET ASSETS -- 100.0%               $56,312,647
=========================================================================================

NR    Not rated by either S&P or Moody's.

WR    Rating withdrawn by either S&P or Moody's.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
      (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or
      (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    37

(a) At September 30, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $53,187,786 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                              $  126,892
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                (414,954)
                                                                                    ----------
       Net unrealized loss                                                          $ (288,062)
                                                                                    ==========

(b)   At September 30, 2011, the following securities were out on loan:

----------------------------------------------------------------------------------------------
      Principal
      Amount ($)      Security                                                        Value
----------------------------------------------------------------------------------------------
      100,000         Citigroup, Inc., 5.625%, 8/27/12                                $102,342
       99,000         Goldman Sachs Group, Inc., 5.45%, 11/1/12                        104,287
      198,000         Goldman Sachs Group, Inc., 1.3105%, 2/7/14                       190,089
        9,000         Midamerican Energy Holdings Co., 5.95%, 5/15/37                    9,212
      198,000         Telefonica Emisiones SAU, 0.603%, 2/4/13                         190,595
      100,000         Union Pacific Corp., 6.125%, 1/15/12                             102,692
----------------------------------------------------------------------------------------------
                      Total                                                           $699,216
==============================================================================================

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Principal amounts are denominated in U.S. Dollars unless otherwise noted.

AUD   Australian Dollar

Purchases and sales of securities (excluding temporary cash investments) for the period ended September 30, 2011 were as follows:

----------------------------------------------------------------------------------------------
                                                             Purchases              Sales
----------------------------------------------------------------------------------------------
Long-Term U.S. Government                                    $ 4,890,604            $  489,932
Other Long-Term Securities                                   $54,056,149            $7,098,028

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

The accompanying notes are an integral part of these financial statements.

38    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

     Level 1 -- quoted prices in active markets for identical securities

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------
                                          Level 1     Level 2         Level 3   Total
----------------------------------------------------------------------------------------------
 Asset Backed Securities                  $    --     $12,473,211     $ --      $12,473,211
 Collateralized Mortgage Obligations           --      12,922,690       --       12,922,690
 Corporate Bonds                               --      16,252,664       --       16,252,664
 U.S. Government Agency Obligations            --       4,400,551       --        4,400,551
 Foreign Government Bonds                      --         537,250       --          537,250
 Municipal Bonds                               --         450,715       --          450,715
 Senior Floating Rate Loan Interests           --       4,003,102       --        4,003,102
 Temporary Cash Investments                    --       1,683,734       --        1,683,734
 Repurchase Agreements                         --         113,093       --          113,093
 Money Market Mutual Funds                 62,714              --       --           62,714
----------------------------------------------------------------------------------------------
 Total                                    $62,714     $52,837,010     $ --      $52,899,724
==============================================================================================
 Other Financial Instruments*             $    --     $        78     $ --      $        78
==============================================================================================

*  Other Financial Instruments include futures contracts.

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    39

Statement of Assets and Liabilities | 9/30/11 (unaudited)

ASSETS:
  Investment in securities
   (including securities loaned of $699,216) (cost $53,187,786)           $52,899,724
  Cash                                                                      3,077,904
  Futures Collateral                                                            2,500
  Foreign currencies, at value (cost $451)                                        422
  Receivables --
   Paydown                                                                      4,253
   Investment securities sold                                                 114,838
   Fund shares sold                                                         2,239,020
   Variation margin                                                                78
   Interest                                                                   223,792
   Due from Pioneer Investment Management, Inc.                                11,040
  Other                                                                        45,456
-------------------------------------------------------------------------------------
     Total assets                                                         $58,619,027
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $ 1,415,370
   Fund shares repurchased                                                    108,648
   Dividends                                                                   37,783
   Upon return of securities loaned                                           718,410
  Due to affiliates                                                             1,864
  Accrued expenses                                                             24,305
-------------------------------------------------------------------------------------
     Total liabilities                                                    $ 2,306,380
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $56,587,240
  Undistributed net investment income                                          11,241
  Accumulated net realized gain on investments, foreign currency
   transactions and futures contracts                                             824
  Net unrealized loss on investments                                         (288,062)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                       (30)
  Net unrealized gain on futures contracts                                      1,434
-------------------------------------------------------------------------------------
     Total net assets                                                     $56,312,647
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $17,492,852/1,755,067 shares)                         $      9.97
  Class C (based on $9,087,462/912,423 shares)                            $      9.96
  Class Y (based on $29,732,333/2,981,350 shares)                         $      9.97
MAXIMUM OFFERING PRICE:
  Class A ($9.97 [divided by] 97.5%)                                      $     10.23
=====================================================================================

The accompanying notes are an integral part of these financial statements.

40    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

Statement of Operations (unaudited)

For the period from 5/2/11 (Commencement of Operations) to 9/30/11

INVESTMENT INCOME:
  Interest                                                              $ 306,401
  Income from securities loaned, net                                           13
-------------------------------------------------------------------------------------------------
     Total investment income                                                            $ 306,414
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $  54,074
  Transfer agent fees and expenses
   Class A                                                                    685
   Class C                                                                    354
   Class Y                                                                    874
  Distribution fees
   Class A                                                                 11,321
   Class C                                                                 23,612
  Administrative reimbursement                                              3,921
  Shareholder communication fees                                            1,287
  Custodian fees                                                            7,700
  Registration fees                                                         9,351
  Professional fees                                                        34,138
  Printing expense                                                          6,160
  Fees and expenses of nonaffiliated trustees                               3,510
  Miscellaneous                                                             7,462
-------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 164,449
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                        (32,534)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                       $ 131,915
-------------------------------------------------------------------------------------------------
       Net investment income                                                            $ 174,499
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                          $  20,761
   Futures contracts                                                       (4,294)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                        (15,643)      $     824
-------------------------------------------------------------------------------------------------
  Net unrealized gain (loss) on:
   Investments                                                          $(288,062)
   Futures contracts                                                        1,434
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                            (30)      $(286,658)
-------------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts, and foreign currency
   transactions                                                                         $(285,834)
-------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                  $(111,335)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    41

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                                           5/2/11
                                                                                          (Commencement
                                                                                          of Operations)
                                                                                          to 9/30/11
                                                                                          (unaudited)
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                     $   174,499
Net realized gain on investments, futures contracts and foreign currency transactions             824
Net unrealized loss on investments, futures contracts and foreign currency
  transactions                                                                               (286,658)
-------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                                   $  (111,335)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.04 per share)                                                              $   (54,007)
   Class C ($0.01 per share)                                                                  (10,161)
   Class Y ($0.05 per share)                                                                  (99,090)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                                   $  (163,258)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                          $63,590,289
Reinvestment of distributions                                                                  77,174
Cost of shares repurchased                                                                 (7,080,223)
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share transactions                      $56,587,240
-------------------------------------------------------------------------------------------------------
   Net increase in net assets                                                             $56,312,647
NET ASSETS:
Beginning of period                                                                                --
-------------------------------------------------------------------------------------------------------
End of period                                                                             $56,312,647
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       $    11,241
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

--------------------------------------------------------------------------------
                                                      '11 Shares     '11 Amount
                                                      (unaudited)    (unaudited)
--------------------------------------------------------------------------------
Class A*
Shares sold                                           1,853,725      $18,566,153
Reinvestment of distributions                             3,975           39,689
Less shares repurchased                                (102,633)      (1,026,738)
--------------------------------------------------------------------------------
   Net increase                                       1,755,067      $17,579,104
================================================================================
Class C*
Shares sold                                           1,042,037      $10,417,504
Reinvestment of distributions                               599            5,978
Less shares repurchased                                (130,213)      (1,298,325)
--------------------------------------------------------------------------------
   Net increase                                         912,423      $ 9,125,157
================================================================================
Class Y*
Shares sold                                           3,454,352      $34,606,632
Reinvestment of distributions                             3,154           31,507
Less shares repurchased                                (476,156)      (4,755,160)
--------------------------------------------------------------------------------
   Net increase                                       2,981,350      $29,882,979
================================================================================

*     Class A, Class C and Class Y shares were first publicly offered on May 2,
      2011.

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    43

Financial Highlights

----------------------------------------------------------------------------------------------
                                                                                5/2/11
                                                                                (Commencement
                                                                                of Operations)
                                                                                to 9/30/11 (a)
                                                                                (unaudited)
----------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                                           $10.00
----------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                         $ 0.04
  Net realized and unrealized loss on investments                                (0.03)
----------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations                       $ 0.01
 Distributions to shareowners:
  Net investment income                                                          (0.04)
----------------------------------------------------------------------------------------------
 Net decrease in net asset value                                                $(0.03)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $ 9.97
==============================================================================================
 Total return*                                                                    0.10%***
 Ratio of net expenses to average net assets                                      0.95%**
 Ratio of net investment income to average net assets                             1.27%**
 Portfolio turnover rate                                                           142%**
 Net assets, end of period (in thousands)                                       $17,493
 Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                    1.22%**
  Net investment income                                                           1.00%**
 Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                    0.95%**
  Net investment income                                                           1.27%**
==============================================================================================

(a)   Class A shares were first publicly offered on May 2, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
***   Not Annualized.

The accompanying notes are an integral part of these financial statements.

44    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

----------------------------------------------------------------------------------------------
                                                                                5/2/11
                                                                                (Commencement
                                                                                of Operations)
                                                                                to 9/30/11 (a)
                                                                                (unaudited)
----------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                                           $10.00
----------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                                         $ 0.01
  Net realized and unrealized loss on investments                                (0.04)
----------------------------------------------------------------------------------------------
    Net decrease in net assets from investment operations                       $(0.03)
----------------------------------------------------------------------------------------------
 Distributions to shareowners:
  Net investment income                                                          (0.01)
----------------------------------------------------------------------------------------------
 Net decrease in net asset value                                                $(0.04)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $ 9.96
==============================================================================================
 Total return*                                                                   (0.25)%***
 Ratio of net expenses to average net assets                                      1.79%**
 Ratio of net investment income to average net assets                             0.40%**
 Portfolio turnover rate                                                           142%**
 Net assets, end of period (in thousands)                                       $9,087
 Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                    2.05%**
  Net investment income                                                           0.15%**
 Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                    1.79%**
  Net investment income                                                           0.40%**
==============================================================================================

(a)   Class C shares were first publicly offered on May 2, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
***   Not Annualized.

The accompanying notes are an integral part of these financial statements.

      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    45

----------------------------------------------------------------------------------------------
                                                                                5/2/11
                                                                                (Commencement
                                                                                of Operations)
                                                                                to 9/30/11 (a)
                                                                                (unaudited)
----------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                           $10.00
----------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                         $ 0.05
  Net realized and unrealized loss on investments                                (0.03)
----------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations                       $ 0.02
----------------------------------------------------------------------------------------------
 Distributions to shareowners:
  Net investment income                                                          (0.05)
----------------------------------------------------------------------------------------------
 Net decrease in net asset value                                                $(0.03)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $ 9.97
==============================================================================================
 Total return*                                                                    0.18%***
 Ratio of net expenses to average net assets                                      0.70%**
 Ratio of net investment income to average net assets                             1.61%**
 Portfolio turnover rate                                                           142%**
 Net assets, end of period (in thousands)                                       $29,732
 Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                    0.91%**
  Net investment income                                                           1.40%**
 Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                    0.70%**
  Net investment income                                                           1.61%**
==============================================================================================

(a)   Class Y shares were first publicly offered on May 2, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**    Annualized.
***   Not Annualized.

The accompanying notes are an integral part of these financial statements.

46    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

Notes to Financial Statements | 9/30/11

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Floating Rate Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts


      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    47
of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At September 30, 2011, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income,


48 Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11 including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions,


      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    49
      or as from paid-in capital, depending on the type of book/tax differences that may exist.

      Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

      The Tax character of current year distributions will be determined at the end of the current taxable year.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,427 in underwriting commissions on the sale of Class A shares during the period ended September 30, 2011.

F.    Class Allocations

      Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


50    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

G.    Futures Contracts

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuations in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks and interest rate risk and currency exchange rate risk, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the period ended September 30, 2011 was 4.

     At September 30, 2011, open futures contracts were as follows.

--------------------------------------------------------------------------------
                      Number of
                      Contracts      Settlement
 Type                 Long/(Short)   Month        Value         Unrealized Gain
--------------------------------------------------------------------------------
US 2 Yr Note CBT      (5)            12/11        $1,101,016    $(1,434)
--------------------------------------------------------------------------------
  Total               (5)                         $1,101,016    $(1,434)
================================================================================

H.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
      (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


I.    Securities Lending

      The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments.


      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    51

      Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2.    Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.95%, 1.85%, and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Expenses waived during the period ended September 30, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2013 for Class A, Class C, and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $640 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2011.

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.


52    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended September 30, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                  $  321
 Class C                                                                     293
 Class Y                                                                     673
--------------------------------------------------------------------------------
    Total                                                                 $1,287
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $857 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2011.

4.    Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $367 in distribution fees payable to PFD at September 30, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the period ended September 30, 2011, no CDSCs were paid to PFD.


      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    53

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended September 30, 2011, the Fund's expenses were not reduced under such arrangements.

6.   Forward Foreign Currency Contracts

At September 30, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The value of contracts open during the one month in the period ended September 30, 2011 was $1,021,033. There were no open portfolio or settlement hedges at September 30, 2011.

7.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2011 were as follows:

---------------------------------------------------------------------------------------------
                             Asset Derivatives 2011            Liabilities Derivatives 2011
Derivatives               -------------------------------------------------------------------
                             Balance Sheet                     Balance Sheet
                             Location          Value           Location            Value
---------------------------------------------------------------------------------------------
Futures Contracts                                              Payables            $(1,434)*
---------------------------------------------------------------------------------------------
    Total                                                                          $(1,434)*
---------------------------------------------------------------------------------------------

* Includes cumulative gain (loss) on futures as reported in the Notes to Financial Statements. Only unsettled receivable/payable for variation margin is included within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011 was as follows:

---------------------------------------------------------------------------------------------
                                                                 Realized
                                                                 Gain or       Unrealized
                                                                 (Loss) on     Gain (Loss)
                              Location of Gain or (Loss)         Derivatives   on Derivatives
                              on Derivatives Recognized          Recognized    Recognized
Derivatives                   in Income                          in Income     in Income
---------------------------------------------------------------------------------------------
Foreign Exchange Contracts    Net realized loss on forward       $(8,056)
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign
                              currencies
Foreign Exchange Contracts    Unrealized loss on forward                       $   (30)
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign
                              currencies
Futures Contracts             Net realized loss on futures       $(4,294)
                              contracts
Futures Contracts             Net unrealized gain on futures                   $(1,434)
                              contracts

54    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

8.   Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    55

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Floating Rate Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement. The Trustees reviewed PIM's investment approach for the Fund and its research process, and considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
In considering the investment advisory agreement, the Trustees noted that Fund was newly-offered and did not have a performance history. The Trustees considered the performance results provided at regular Board meetings for other Pioneer Funds and concluded that the investment performance of such other Pioneer Funds supported the approval of the investment advisory agreement.

Management Fee and Expenses
The Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund's proposed management fee and anticipated expense ratio with a peer group of funds included in the Bank Loan Morningstar category. The Trustees considered that the Fund's proposed management fee would rank in the fourth quintile of the peer group. (In all quintile rankings referred to throughout this disclosure, the first quintile is


56    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11
most favorable to Fund shareowners.) The Trustees considered the factors distinguishing the Fund from the funds in the peer group. The Trustees also noted that the proposed management fee for the Fund would be five basis points higher than the management fee currently in effect for Pioneer Floating Rate Fund, another fund managed by Pioneer that is managed using investment strategies that are generally similar to those to be employed in the management of the Fund, and noted that Pioneer believed that the higher fee for the Fund was justified given the Fund's broader asset allocation. The Trustees also considered that, taking into account the contractual expense limitation agreed to by PIM with respect to the Fund, the Fund's anticipated expense ratio would rank in the third quintile of the peer group. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM.

Profitability
The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees concluded that economies of scale, if any, would be appropriately shared with the Fund.

Other Benefits
The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.


      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    57

Trustees, Officers and Service Providers

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
David R. Bock                     Daniel K. Kingsbury, Executive  Vice President
Mary K. Bush                      Mark E. Bradley, Treasurer
Benjamin M. Friedman              Christopher J. Kelley, Secretary
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


58    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

                           This page for your notes.































      Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11    59

                           This page for your notes.
































60    Pioneer Multi-Asset Floating Rate Fund | Semiannual Report | 9/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,

new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2011

* Print the name and title of each signing officer under his or her signature.